ANNUAL REPORT

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                                [GRAPHIC OMITTED]

                                  Institutional
                                  Series Trust

                                Active Bond Fund
                            Dividend Performers Fund
                            Multi-Sector Growth Fund
                        Small Capitalization Growth Fund
                         Small Capitalization Value Fund
                            International Equity Fund

                                FEBRUARY 28, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================Table of Contents===============================

                 John Hancock Funds - Institutional Series Trust

                                                                            Page

1) Chairman's Message....................................................      3

2) Portfolio Manager Commentary

      This commentary reflects the views of the portfolio manager or portfolio management team through the end of each Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

      John Hancock Active Bond Fund .....................................      4
      John Hancock Dividend Performers Fund .............................      7
      John Hancock Multi-Sector Growth Fund..............................     10
      John Hancock Small Capitalization Growth Fund......................     13
      John Hancock Small Capitalization Value Fund.......................     16
      John Hancock International Equity Fund.............................     19

3) Financial Statements..................................................     22

4) Notes To Financial Statements.........................................     62

             -------------------------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                STEPHEN L. BROWN
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                          * Members of Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                 ANNE C. HODSDON
                     PRESIDENT, CHIEF OPERATING OFFICER AND
                            CHIEF INVESTMENT OFFICER
                                 OSBERT M. HOOD
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                 SUSAN S. NEWTON
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI
                          VICE PRESIDENT AND TREASURER
                                THOMAS H. CONNORS
                      VICE PRESIDENT AND COMPLIANCE OFFICER

                                   CUSTODIANS
                            International Equity Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                                BOSTON, MA 02110

                                Active Bond Fund
                            Dividend Performers Fund
                            Multi-Sector Growth Fund
                        Small Capitalization Growth Fund
                         Small Capitalization Value Fund
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                          1 JOHN HANCOCK WAY SUITE 1000
                              BOSTON, MA 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                             SUB-INVESTMENT ADVISER
                            International Equity Fund
                    JOHN HANCOCK ADVISERS INTERNATIONAL LTD.
                             DUKES COURT, 6TH FLOOR
                          32-36 DUKE STREET ST. JAMES'S
                            LONDON, ENGLAND SWIY 6DF

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                                BOSTON, MA 02109

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                                125 SUMMER STREET
                              BOSTON, MA 02110-1617
             -------------------------------------------------------


                                       2
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===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

      But there was one clear lesson from 1998: that sticking out the tough times paid off. After reaching new highs last July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. But, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The final result for the year: an average 14.52% return, as calculated by Lipper, Inc.

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[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive
Officer, flush right next to second paragraph.]
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      Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during last summer's discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

      In the first two months of 1999, the financial markets showed more stability and the Dow Jones Industrial Average approached record highs. While volatility remains on many investors' minds, at this time of year thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

      We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



                                       3
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           BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
        ANTHONY A. GOODCHILD AND BENJAMIN A. MATTHEWS, PORTFOLIO MANAGERS

                                  John Hancock
                                Active Bond Fund

            Volatile year for bonds; Treasuries outperform corporates

"...careful security selection and some timely maneuvers..."

Bonds fell prey to the same volatility that hit the stock market over the last 12 months. The brunt of the turmoil came last summer and fall, when Russia's debt default and the near collapse of several well-known hedge funds sent U.S. corporate and emerging-market bond prices plunging. U.S. Treasury bonds were the major beneficiary of the market's nervousness, as they represented a haven for both stock and bond investors seeking only the safest investments. As a result, Treasury prices rose and the yield on the bellwether 30-year Treasury bond fell from 5.90% when the Fund's fiscal year began last March to 5.09% by the end of December -- its lowest level in 30 years.

      Three interest-rate cuts by the Federal Reserve between September and November helped stocks and high-grade corporate bonds stage a rebound and eased the credit crunch. But in the first two months of 1999, news that the U.S. economy was growing at a stronger-than-expected rate caused Treasuries to give back some of their gains. Investors no longer assumed that the Fed would keep lowering rates, and fears grew that an overheated economy would spark inflation and even cause the Fed to raise rates to slow it down. As a result, Treasury prices fell and the yield on the 30-year Treasury bond rose to 5.55% by the end of February.

Strategies that worked

Through careful security selection and some timely maneuvers between different types of bonds, John Hancock Active Bond Fund closed the fiscal year with competitive results despite the volatility. For the year ended February 28, 1999, the Fund posted a total return of 6.24%, compared to the 4.70% return of the average corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index,

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[A 3" x 2" photo at bottom right side of page of John Hancock Active Bond Fund.
Caption below reads "Fund management team members (l-r): Ben Matthews, Lee Crockett, Jim Ho, Tony Goodchild and Beverly Cleathero."]
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                                       4
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                          JOHN HANCOCK ACTIVE BOND FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 6.24% Total return for John Hancock Active Bond Fund. The second bar represents the 4.70% total return for Average corporate debt A-rated fund. The third bar represents the 6.35% total return for Lehman Brothers Government/Corporate Bond Index. A note below the chart reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc. See the following page historical performance information."]
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returned 6.35% in the same period. Historical performance can be found on page six.

      The Fund benefited from its overweighting during much of the year in Treasury securities, which totaled 50% of the Fund's net assets by the end of August. This enabled us to participate fully in the Treasury market's historic run-up. We also avoided emerging-market debt, which bore the brunt of the volatility.

      By mid-fall, markets calmed down, liquidity returned and high-yield and investment-grade bonds began to recover some lost ground. With their valuations having fallen to historically low levels, higher-quality companies were able to bring new issues to the market at extraordinarily cheap prices. We took advantage of the opportunity by shifting some of our assets away from Treasuries, which ended the year at 27% of the Fund, and adding some high-grade names, including IBM. Not only did these bonds carry attractive yields, but we were rewarded when their prices rebounded later in the period. Our utility companies, including Niagara Mohwak Power, CalEnergy and Connecticut Light & Power, also served us well, since they offered a haven from global turmoil and predictable earnings growth. After lagging early in the period, our mortgage-backed securities, which have boosted the Fund's yield, also saw their prices rebound in the last two months of the period as rising rates slowed down mortgage refinancings.

      We were hurt by our investments in sub-prime lenders ContiFinancial and United Companies Financial whose earnings suffered as falling interest rates sparked a rash of loan prepayments. We sold the positions at a loss, but avoided an even greater fall later.

A look ahead

With the U.S. economy still roaring, the days of Fed rate cuts seem over for now. Although the Fed appears more disposed to raise rates to cool off the economy, it probably will take a wait-and-see attitude in the near term, since the market did that job on its own over the last two months. As long as the economic data remain strong, with no signs of inflation, we'll stick with corporate bonds, which should do well in an economy robust enough to support earnings growth. We'll still avoid the cyclical industries and remain in those sectors that appear more able to grow earnings in any economic environment, such as media, utilities and health care.

"...the days of Fed rate cuts seem over for now."


                                       5
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                          JOHN HANCOCK ACTIVE BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                    SINCE
                                          ONE     INCEPTION
                                         YEAR     (3/30/95)
                                         ----     ---------
Cumulative Total Returns                 8.97%      37.18%
Average Annual Total Returns(1)          8.97%       8.78%

                                      YIELD

As of February 28, 1999

                                             SEC 30-DAY
                                                YIELD
                                                -----
John Hancock Active Bond Fund                   6.00%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.60% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 7.27% and 4.76%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Lehman Brothers Government/Corporate Bond Index--an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $345,184 as of February 28, 1999. The second line represents the value of a hypothetical $250,000 investment made in the John Hancock Active Bond Fund on March 30, 1995, and is equal to $338,994 as of February 28, 1999.]
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                                       6

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                    BY JOHN F. SNYDER, III, PORTFOLIO MANAGER

                                  John Hancock
                            Dividend Performers Fund

           Volatile year for stocks; large-cap growth stocks dominate

Sovereign Asset Management Corporation's mutual fund responsibilities were moved to John Hancock Advisers, Inc. effective December 31, 1998. Mr. Snyder, an executive vice president of John Hancock Advisers, continues to lead the Fund's portfolio management team.

The stock market took investors on a wild ride over the last 12 months. At first, good economic news sent the major indices to new highs through mid-July before a string of overseas crises from Asia to Russia to Latin America sent markets around the world into a tailspin. The U.S. market approached bear market territory, falling almost 20% from its mid-July highs through early October. But a sharp rebound quickly followed, as the Federal Reserve cut interest rates to prevent the world's troubles from stalling the U.S. economy. The market wound up regaining all its lost ground and then some in the fourth quarter of 1998 and technology stocks dominated the market through the end of the fiscal period. Despite the volatility, the Standard & Poor's 500 Stock Index still managed to advance 19.73% for the year ended February 28, 1999. However, only a handful of large-company stocks with extremely high valuations (many in the technology sector) actually were the drivers of the strong stock-market advance. This trend prevailed throughout the year and grew even more pronounced by the end of the period.

Consumer cyclicals; technology boost

In such a turbulent environment, the Fund held up well, rebounding from its first-half loss and outperforming its peers. For the year ended February 28, 1999, John Hancock Dividend Performers Fund posted a total return at net asset value of 7.97%, compared to the 6.49% return of the average growth and income fund, according to Lipper, Inc. Historical performance can be found on page nine.

      The biggest contributor to the Fund's performance was our large overweighting in consumer cyclical stocks. Within that group, retailers Wal-Mart Stores, Home Depot and Dayton Hudson benefited from low U.S. unem-

--------------------------------------------------------------------------------
[A 2" x 1 1/2" photo at bottom right side of page of John Hancock Dividend Performers Fund. Caption below reads "Fund management team members (l-r):
William W. Young, Steve Paspal, John Snyder, and Peter Schofield."]
--------------------------------------------------------------------------------


"The biggest contributor to the Fund's performance was our large overweighting in consumer cyclical stocks."

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                      JOHN HANCOCK DIVIDEND PERFORMERS FUND

"We expect to see more market volatility and sector rotation ahead..."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 7.97% Total return for John Hancock Dividend Performers Fund. The second bar represents the 6.49% total return for Average growth and income fund. The third bar represents the 19.73% total return for S&P 500 Stock Index. A note below the chart reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc. See the following page historical performance information."]
--------------------------------------------------------------------------------

ployment and strong wage growth that boosted consumer spending all year. More importantly, these companies prevailed because of their dominant market positions. Home Depot continues to gain market share from struggling competitors and Dayton Hudson has grown with the aggressive expansion of its mass merchandise chain, Target. Advertising giant Interpublic also continued to grow its business. Not coincidentally, market dominance is the key, and common, ingredient of all "dividend performer" companies that the Fund targets. These are primarily companies that have increased their dividends for each of the last 10 years.

      Other strong performers included worldwide property/casualty insurer American International Group (AIG), due to its industry leadership position, and our large drug company holdings, such as Bristol-Myers Squibb, Merck and Abbott Laboratories, whose stock prices rose along with their consistent earnings thanks to a strong flow of new products and rising demand. Disappointments included Emerson Electric and Masco.

      During the year, the Fund expanded its investment universe to include companies that exhibit predictable and stable earnings growth, even if they have not had a 10-year history of rising dividends. With a broader scope, we were able to establish positions in some of the high-quality technology companies that generally do not fit the "dividend performers" mold, but that are very consistent earnings growers. We are optimistic that this should better position the Fund going forward. Since June, we have added such companies as IBM, Xerox and Microsoft. Even with a broader scope, however, we still intend to keep the bulk of the Fund's assets invested in "dividend performer" companies.

A look ahead

We expect to see more market volatility and sector rotation ahead in the stock market, as investors sort out whether the economy will slow down, and where interest rates are headed. With last year's robust gains limited to such a small number of stocks, we believe the opportunity now lies in those companies with more reasonable valuations and solid fundamentals that lagged last year. But with the rest of the world slowing down, and tame inflation causing diminishing pricing power, we believe corporate earnings increases will be harder to come by, and investors should temper their expectations accordingly. We will continue to focus on those dividend performers and stable growth companies that have the potential to hold up well regardless of the economic environment.

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                      JOHN HANCOCK DIVIDEND PERFORMERS FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                     SINCE
                                           ONE     INCEPTION
                                          YEAR     (3/30/95)
                                          ----     ---------
Cumulative Total Returns                 17.96%     122.28%
Average Annual Total Returns(1)          17.96%      23.70%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 17.67% and 22.44%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $666,899 as of February 28, 1999. The second line represents the value of a hypothetical $250,000 investment made in the John Hancock Dividend Performers Fund on March 30, 1995, and is equal to $544,768 as of February 28, 1999.]
--------------------------------------------------------------------------------

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                BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGEMENT
               TEAM LEADER, AND SUSAN E. KELLY, PORTFOLIO MANAGER

                                  John Hancock
                            Multi-Sector Growth Fund

                   Volatility, uncertainty hurt mid-cap stocks

"When the market fell in September, we increased our stake in technology..."

Mid-cap stocks struggled through a difficult year, as stock-market volatility reached a fever pitch. The trouble stemmed from economic and currency problems abroad, and concerns about their impact on U.S. corporate profits and the economy. After shrugging off those concerns and reaching new highs in the first half of the Fund's fiscal year, the major indices fell precipitously when rising anxiety prompted a massive -- and emotional -- flight from any security with perceived risk, including the mid-sized companies that the Fund targets. From August through October, investors overlooked the fact that most mid-cap companies -- which are largely domestically oriented -- were fundamentally unaffected by the turmoil overseas and delivered solid earnings. The picture improved dramatically in the last quarter of 1998, however, when financial markets calmed down and stocks rebounded sharply with the assist of three interest-rate cuts by the Federal Reserve. Overall, much of the market's advance throughout the fiscal year came from a small group of mega-cap stocks. The Standard & Poor's 500 Stock Index, which included many of the select group of winners, returned 19.73% for the year ended February 28, 1999. By contrast, the Fund's benchmark, the Russell Midcap Growth Index, gained 7.47%, much of that from its largest stocks.

Performance and strategy review

In this turbulent environment, many mid-cap stock funds had a hard time advancing. John Hancock Multi-Sector Growth Fund was no exception, although it did recover much of the ground it lost earlier in the period to close the fiscal year ended February 28, 1999 with a total return of -5.34% at net asset value. By comparison, the average mid-cap fund returned -0.41%, according to Lipper, Inc. Historical performance information can be found on page 12. The Fund's relative results were hurt by its

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Multi-Sector Growth Fund. Caption below reads "Fund management team members (l-r): Susan Kelly, Lisa Welch, Barbara Friedman and John Golden."]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK MULTI-SECTOR GROWTH FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with -10% at the bottom and 10% at the top. The first bar represents the -5.34% Total return for John Hancock Multi-Sector Growth Fund. The second bar represents the -0.41% total return for Average mid-cap fund. The third bar represents the 7.47% total return for Russell Midcap Growth Index. A note below the chart reads "The total return for John Hancock Multi-Sector Growth Fund is at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper, Inc. See the following page historical performance information."]
--------------------------------------------------------------------------------

pure mid-cap focus, whereas its peers typically own some large-cap stocks. In addition, for part of the year we had a lower-than-average stake in the top-performing technology sector and an above-average investment in the weaker financial sector.

      While the Fund has always had a mid-cap orientation, this was a year of transition, as we repositioned the Fund as a true mid-cap fund. At first, we kept the predominant percentage of our assets invested in companies with a $1 billion to $7 billion market capitalization. More recently, we migrated toward the larger end of the mid-cap stock universe, adding Staples, Best Buy, SYSCO and Amazon.com, all companies with strong earnings outlooks. As always, we continued to target industry sectors with the potential for above-average earnings growth. Technology, finance and health care remained among our top long-term sector concentrations, accounting for almost 70% of the Fund's net assets. Consumer cyclical stocks were a secondary focus.

Technology boost

When the market fell in September, we increased our stake in technology, buying solid, long-term growth companies whose stock prices had fallen with the market turmoil. Believing in a rebound in personal computer sales, we targeted PC-related companies, including disk-drive company Quantum, semiconductor stock Linear Technology and contract manufacturers like Jabil Circuit. We also added some Internet companies, including Yahoo! and Amazon.com. These and some longer-standing holdings, such as EMC Corp., Ascend Communications and Lexmark International Group, all turned in strong performances. With the price appreciation and additional names, technology, including telecommunications, was the Fund's largest sector by year end at 40%.

      In the finance sector, we maintained an overweighting, but pared our holdings to 15% of the Fund to take advantage of opportunities in the technology sector. Disappointments came mainly in the banking and insurance areas. However, our financial services companies Fiserv, Northern Trust and Concord EFS served us well. Health care ended the year at 13% of the Fund.

A look ahead

In our view, mid-cap stocks remain ripe for further rebound. The companies we own in particular have strong fundamentals and good earnings growth expectations for 1999, yet their stock prices are much more attractive than the large-cap universe. We'll be on the lookout for additional corporate acquisitions -- such as Medtronic's recent purchase of Sofamor Danek Group and Lucent Technologies' purchase of Ascend Communications -- which could be the catalyst for a more sustained mid-cap rally.

"In our view, mid-cap stocks remain ripe for further rebound."

================================================================================

                      JOHN HANCOCK MULTI-SECTOR GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                    SINCE
                                          ONE     INCEPTION
                                         YEAR     (4/11/95)
                                         ----     ---------
Cumulative Total Returns                 7.35%      76.74%
Average Annual Total Returns(1)          7.35%      16.53%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 7.14% and 15.49%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Multi-Sector Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index--an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Multi-Sector Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Midcap Growth Index and is equal to $502,396 as of February 28, 1999. The second line represents the value of a hypothetical $250,000 investment made in the John Hancock Multi-Sector Growth Fund on April 11, 1995, and is equal to $416,461 as of February 28, 1999.]
--------------------------------------------------------------------------------

================================================================================

           BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, LAURA ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                              Small Capitalization
                                   Growth Fund

              Fund outpaces peers in difficult year for small caps

Despite a powerful late-1998 rally, small-company stocks posted weak returns for the 12-month period ending February 28, 1999. Early in the period, small caps were plagued by concerns that economic problems overseas would cut into corporate profitability. Then October marked the beginning of a stunning small-company stock rally that was set off by a series of interest-rate cuts by the Federal Reserve. Small companies tend to benefit more than large companies from lower rates, because they are more likely to fund their growth with borrowed funds. In addition, the Fed's actions were interpreted as a sign that the U.S. economy was slowing. With their history of outperforming large-cap stocks in a weak economy, small-cap stocks became an increasingly attractive alternative. They were also considered very inexpensive alternatives to high-flying big-company growth stocks. But by the start of 1999, there was evidence that the economy was expanding at a healthier-than-expected clip, which fanned fears of inflation. Fearing higher interest rates, investors once again gravitated toward large-company stocks, and small-cap stocks gave back nearly all the gains they had achieved in the final quarter of 1998.

Performance and strategy review

Given the difficult environment throughout much of the year, we're gratified that the Fund handily outpaced its benchmark and its peers. For the year ended February 28, 1999, John Hancock Small Capitalization Growth Fund had a total return of 4.67% at net asset value. In the same period, the average small-cap fund returned -13.38%, according to Lipper, Inc., while the Russell 2000 Growth Index

--------------------------------------------------------------------------------
[A 2 1/2" x 1 1/2" photo at bottom right side of page of John Hancock Small Capitalization Growth Fund. Caption below reads "Fund management team members (l-r): Anurag Pandit, Bernice Behar and Laura Allen."]
--------------------------------------------------------------------------------

"...the Fund handily outpaced its benchmark and its peers."

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION GROWTH FUND

"...simultaneously inexpensive and offer better growth prospects than their large-cap growth counterparts."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with -15% at the bottom and 5% at the top. The first bar represents the 4.67% Total return for John Hancock Small Capitalization Growth Fund Fund. The second bar represents the -13.38% total return for Average small-cap fund. The third bar represents the -14.14% total return for Russell 2000 Index. The fourth bar represents the -10.50 total return for Russell 2000 Growth Index. A note below the chart reads "The total return for John Hancock Small Capitalization Growth Fund is at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following page historical performance information."]
--------------------------------------------------------------------------------

returned -10.50%. Historical performance information can be found on page 15.

      One of the keys to our outperformance was our stock selection. Telecommunications provider Metromedia Fiber Network posted large gains as it signed on big new clients. Another consistent winner was Network Appliance, which benefited from growing demand for data storage. Retailers Genovese, Eagle Hardware & Garden and Dominick's all benefited from being acquired, while drugstore chain Duane Reade surged.

      Our strategic moves among various technology sub-sectors throughout the year also enhanced the Fund's performance. Very early on, we focused on computer hardware companies, but later leaned more toward software businesses, because we believed the ongoing corporate focus on productivity would drive software demand. That proved to be the case, and stocks such as Advent Software served us well. Entering the summer, we increased our holdings in semiconductor manufacturers and semiconductor capital equipment makers -- such as Novellus Systems, PMC-Sierra, Rambus and Micrel -- at a time when their prices were very inexpensive. Those additions -- plus existing semiconductor holdings such as Semtech and Level One Communications -- performed extremely well after the industry successfully dealt with inventory excess problems. Later, we added to our holdings in the Internet sector after a summer sell-off brought prices down to relatively attractive levels. We were rewarded when long-time holding on-line broker E-Trade, along with newer additions Beyond.com and Digital River, posted incredibly strong gains. By the end of 1998, we sold some Internet-related stocks whose prices we felt had exceeded their business prospects. More recently, we also scaled back some of our long-term semiconductor holdings and deployed the proceeds in other industry sectors.

      As with any portfolio, there were stocks that didn't live up to our expectations. In this case, it was many of our health-care services companies, which performed poorly for a variety of reasons unique to each of the industry's sub-sectors.

Outlook

Small-company growth stocks currently have a lot going for them. They're simultaneously inexpensive and offer better growth prospects than their large-cap growth counterparts. What we can't predict is when they will begin to overtake their large-cap counterparts. So we'll devote our time to finding companies with strong and sustainable revenue and earnings growth, dominant market share and proven and effective management teams, because we believe they have a better chance of performing well in any market environment.

--------------------------------------------------------------------------------
See the prospectus for a discussion about the risks of investing in small-company stocks.

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                    SINCE
                                          ONE     INCEPTION
                                          YEAR     (5/2/96)
                                          ----     --------
Cumulative Total Returns                 16.54%     51.90%
Average Annual Total Returns(1)          16.54%     16.98%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 13.07% and 9.92%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Small Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Small Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of a hypothetical $250,000 investment made in the John Hancock Small
Capitalization Growth Fund on May 2, 1996, and is equal to $362,047 as of February 28, 1999. The second line represents the Russell 2000 Index and is equal to $292,086 as of February 28, 1999. The third line represents the Russell 2000 Growth Index and is equal to $265,173 as of February 28, 1999.]
--------------------------------------------------------------------------------

================================================================================

           BY TIMOTHY E. KEEFE, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
                AND TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Small Capitalization
                                   Value Fund

               Small-cap stocks struggle and trail large-cap names

"An overweighting in technology and good stock selection helped the Fund contain losses."

The past year was a bumpy one for stock investors. In the spring, Asia's continued problems shook the market. Stocks peaked briefly in mid-July, before economic troubles in Latin America and Russia sent U.S. stocks tumbling. By the end of August, the downturn had erased all year-to-date gains. Failing hedge funds and a growing liquidity crunch added to the market's woes. Finally, the market got some relief when the Federal Reserve lowered interest rates and third-quarter corporate earnings came in better than expected. This sparked a strong recovery that lasted into the new year. Even small-capitalization names, which had been hit hard, experienced a strong rebound. But it wasn't enough to make up for lost ground. For the year ended February 28, 1999, the Russell 2000 Index returned -14.14%. Even though the Fund's results were not positive, John Hancock Small Capitalization Value Fund far outperformed its benchmark and its peers in the year, with a -9.46% total return at net asset value. Over the same period, the average small-cap fund returned -13.38%, according to Lipper, Inc. Historical performance information can be found on page 18.

Performance review

An overweighting in technology and good stock selection helped the Fund contain losses. In the technology sector, we invested in several semiconductor capital equipment manufacturers that relied on new tech nology purchases, including Applied Science & Technology and Etec Systems. These stocks appreciated nicely amidst strong demand for their product. Data General Corp., a company that has invested heavily in the next generation of data storage devices, was another excellent performer. In other areas, one of our top-performing stocks

--------------------------------------------------------------------------------
[A 2 1/2" x 2" photo at bottom right side of page of John Hancock Small Capitalization Value Fund. Caption below reads "Fund management team members (l-r): Tim Keefe, Tim Quinlisk and Lisa Welch."]
--------------------------------------------------------------------------------

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION VALUE FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with -15% at the bottom and 5% at the top. The first bar represents the -9.46% Total return for John Hancock Small Capitalization Value Fund. The second bar represents the -13.38% total return for Average small-cap fund. The third bar represents the -14.14% total return for Russell 2000 Index. A note below the chart reads "The total return for John Hancock Small Capitalization Value Fund is at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following page historical performance information."]
--------------------------------------------------------------------------------

was Calpine, an independent power producer whose stock rose over 100% for the period. Executive Risk, a specialty insurer that was bought out by Chubb Insurance, also did well, as did Salomon, Inc.-FSA, a bond insurer in the asset-backed and municipal markets.

      Financials and oils hurt the Fund's performance. Lower interest rates and the severe liquidity crunch in credit markets hurt all financials, especially sub-prime lenders like FIRSTPLUS Financial Group and ContiFinancial that relied heavily on the credit markets for funding their growth. We sold ContiFinancial, but, unfortunately, we did not sell soon enough to avoid losses. In the oil sector, Triton Energy, which we also sold, took a major dip as efforts to sell the company failed. Historically low oil prices and the diminishing value of the company's Asian assets also hurt the stock.

Staying the course

Throughout the market's ups and downs, we stuck with our strategy of buying the stocks of great businesses that we could own for the long term. The market volatility gave us an opportunity to add to some existing positions and also to buy new companies whose stocks were available at fire-sale prices. Among the names we added to were Nielsen Media Research, a television rating company, and Commonwealth Telephone Enterprises, a telephone company in eastern Pennsylvania. Recent spin-offs of well-run businesses, both have done especially well since their October lows. We also added some new ideas, including Pioneer Group, a Boston-based mutual fund company with diverse foreign business interests. We believe new management's commitment to restructuring the company has the potential to unlock the stock's underlying asset value. Wind River Systems, a company that makes imbedded operating systems -- the kind of intelligence found in a printer or cell phone -- was another recent addition. It is uniquely positioned for growth as more and more products incorporate this technology.

      Going forward, we're cautiously optimistic. We expect decent stock returns, but continued volatility. A healthy domestic economy along with stable interest rates and low inflation bodes well. But curtailed technology spending due to Y2K and lingering economic issues in other countries make us cautious. Although small-cap stocks had a nice recovery in late 1998, the performance gap between large- and small-cap stocks has not narrowed. We believe investors will eventually recognize the value in the small-cap sector, as well as the increased valuation risk inherent in large caps. When they do, the tide will turn in our favor. Regardless of what happens, we'll maintain our strategy so we can fully participate when the upturn arrives.

--------------------------------------------------------------------------------
See the prospectus for a discussion about the risks of investing in small-company stocks.

"We believe investors will eventually recognize the value in the small-cap sector..."

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION VALUE FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                    SINCE
                                          ONE     INCEPTION
                                         YEAR     (4/19/95)
                                         ----     ---------
Cumulative Total Returns                 0.30%      58.82%
Average Annual Total Returns (1)         0.30%      13.31%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.80% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been (0.36%) and 11.85%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Small Capitalization Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index--an unmanaged, small-cap index comprised of 2,000 U.S. stocks. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Small Capitalization Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell 2000 Index and is equal to $397,084 as of February 28, 1999. The second line represents the value of a hypothetical $250,000 investment made in the John Hancock Small Capitalization Value Fund on April 19, 1995 and is equal to $396,619 as of February 28, 1999.]
--------------------------------------------------------------------------------

================================================================================

                    BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND
                     GERARDO J. ESPINOZA, PORTFOLIO MANAGERS

                                  John Hancock
                            International Equity Fund

            Europe dominates overseas markets in a strife-filled year

The last 12 months were a nerve-wracking period for international investors. Economic slowdowns and currency crises plagued Asia and tainted far-away emerging markets in Latin America, including Brazil, which sank into recession and had its currency devalued. Turmoil peaked in late summer when Russia's economy collapsed and several prominent hedge funds nearly failed. That sent world markets into a free fall until the beginning of October, when interest-rate cuts by the U.S. Federal Reserve Board and by more than 50 central banks worldwide sparked a turnaround. Throughout much of the year, Europe was the shining light, despite its own bouts of volatility, in part because it was perceived as a place to find quality in a turbulent world. More importantly, the lure of the Continent's new common currency, the euro, with its positive implications, enticed a growing number of international investors.

European focus boosts performance

For the year ended February 28, 1999, John Hancock International Equity Fund posted a total return of 6.88% at net asset value, compared to the 1.61% return of the average international fund, according to Lipper, Inc. The Fund's benchmark, the MSCI All Country World Free Ex-U.S. Index, returned 1.74% in the same period. Historical performance information can be found on page 21.

      Our increasing focus on Western Europe was the main reason for our outperformance. At work there was the positive combination of falling interest rates in advance of the formation of the Economic and Monetary Union (EMU) and a fertile environment of corporate mergers, acquisitions and privatizations. These broad trends continue to overshadow the current potential for slower economic growth. France, our top country weighting at 17% of the Fund's net assets, was also our top contributor to performance. The privatization of France Tele-

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock International Equity Fund. Caption below reads "Fund management team members (l-r): John Wills, Gerardo Espinoza, Jean-Marc Berteaux and Miren Etcheverry."]
--------------------------------------------------------------------------------

"Our increasing focus on Western Europe was the main reason for our outperformance."

================================================================================

                     JOHN HANCOCK INTERNATIONAL EQUITY FUND

"...we are also increasing our holdings in the U.K. and Japan."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 6.88% Total return for John Hancock International Equity Fund. The second bar represents the 1.61% total return for Average international fund. The third bar represents the 1.74% total return for MSCI All Country World Free Ex-U.S. Index. A note below the chart reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page historical performance information."]
--------------------------------------------------------------------------------

com boosted that stock and also symbolized the accelerating trend of merger and privatization activity, especially among the blue-chip names. This trend also helped several of our holdings in the U.K. -- our other top country weighting at 17% of the Fund's net assets. These included telecommunications companies Vodafone Group and British Telecommunications, media company Pearson and advertiser WPP Group.

      Indeed, consolidations and declining interest rates helped several of the industry sectors in which the Fund was overweighted during the year, including telecommunications, financials, utilities and health care. Finland's cellular phone company Nokia, our top holding, was also our top-performing stock, as it continued to grow its market share. Other strong telecommunications holdings were Germany's Deutsche Telekom and Italy's Telecom Italia SpA. In the finance sector, Allied Irish Banks, our second largest holding, was also our second best performer. In addition to having a good management team, it lacks exposure to emerging markets and is benefiting from the vibrant Irish economy.

Asia, emerging markets hurt

We were out of Latin America by the end of February and our stake in the Pacific Rim was limited to a 12% position in Japan and small interests in Australia, Singapore and Hong Kong. Nonetheless, we were still hurt by several of the stocks we owned in those areas during the year, including Hong Kong conglomerates Cheung Kong Holdings and Hutchison Whampoa, Brazilian telephone company Telesp and Mexican bottler Panamerican Beverages.

Going forward

Although the prospects for ongoing volatility remain, we are optimistic about the outlook for international equities. We are maintaining our emphasis on Continental Europe, but we are also increasing our holdings in the U.K. and Japan. In the U.K., there are more signs of the country's intent to join "Euroland," and we expect a stronger economy there in the second half of this year and into next. With Japan, in addition to the government's continued efforts to stimulate the economy, we have observed evidence of increasing corporate restructurings, which should contribute to earnings growth. As for emerging markets, although it appears that the worst is over for these countries, we are maintaining our cautious stance for now.

--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

================================================================================

                     JOHN HANCOCK INTERNATIONAL EQUITY FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                    SINCE
                                           ONE    INCEPTION
                                          YEAR    (3/30/95)
                                          ----    ---------
Cumulative Total Returns                 18.77%     27.27%
Average Annual Total Returns(1)          18.77%      6.63%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 17.12% and 3.60%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index--an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Fre Ex-U.S. Index and is equal to $476,395 as of February 28, 1999. The second line represents the value of a hypothetical $250,000 investment made in the John Hancock International Equity Fund on March 30, 1995, and is equal to $310,856 as of February 28, 1999.]
--------------------------------------------------------------------------------

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

                                                                                     ACTIVE         DIVIDEND   MULTI-SECTOR
                                                                                      BOND         PERFORMERS     GROWTH
                                                                                      FUND            FUND         FUND
                                                                                   -----------    -----------   -----------
Assets:
  Investments at value - Note C:
   Bonds (cost - $5,424,634, none and none, respectively) ......................    $5,378,532             --            --
   Common stocks (cost - none, $13,768,526 and $14,586,215, respectively) ......            --    $17,388,419   $15,639,352
   Warrants (cost - $103, none and none, respectively) .........................           713             --            --
   Short-term investments (cost - $281,000, $578,000 and $791,000,
     respectively) .............................................................       281,000        578,000       791,000
   Corporate savings account ...................................................           135            875           421
                                                                                   -----------    -----------   -----------
                                                                                     5,660,380     17,967,294    16,430,773
  Receivable for investments sold ..............................................       189,929        324,487       359,239
  Receivable for shares sold ...................................................            --             52            --
  Interest receivable ..........................................................        92,658            231           314
  Dividends receivable .........................................................            --         20,017         4,684
  Deferred organization expenses - Note A ......................................         1,778          1,794         2,276
  Receivable from John Hancock Advisers, Inc. and affiliates - Note B ..........        15,237             --            --
  Other assets .................................................................           166            535         1,624
                                                                                   -----------    -----------   -----------
                    Total Assets ...............................................     5,960,148     18,314,410    16,798,910
                    -------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased ............................................       234,296        528,364        64,146
  Payable for shares repurchased ...............................................            39             --         4,941
  Dividend payable .............................................................         4,851             --            --
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ...............            --         12,155        12,373
  Accounts payable and accrued expenses ........................................        35,349         31,047        30,865
                                                                                   -----------    -----------   -----------
                    Total Liabilities ..........................................       274,535        571,566       112,325
                    -------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ..............................................................     5,737,494     13,745,271    15,877,930
  Accumulated net realized gain (loss) on investments and foreign currency
    transactions ...............................................................        (5,572)       356,556      (243,315)
  Net unrealized appreciation (depreciation) of investments and foreign currency
    transactions ...............................................................       (45,488)     3,619,904     1,053,162
  Undistributed net investment income (distributions in excess of net
    investment income) .........................................................          (821)        21,113        (1,192)
                                                                                   -----------    -----------   -----------
                    Net Assets .................................................    $5,685,613    $17,742,844   $16,686,585
                    =======================================================================================================
Net Asset Value Per Share:
  (Based on 662,257 and 1,227,051 and 1,517,670 shares, respectively, of beneficial interest outstanding - unlimited number of shares authorized
    with no par value) .........................................................         $8.59         $14.46        $10.99
  =========================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 1999. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities (continued)
February 28, 1999
--------------------------------------------------------------------------------

                                                                                       SMALL          SMALL     INTERNATIONAL
                                                                                  CAPITALIZATION CAPITALIZATION    EQUITY
                                                                                    GROWTH FUND    VALUE FUND       FUND
                                                                                     ----------    ----------    ----------
Assets:
  Investments at value - Note C:
   Common stocks and warrant (cost - $1,994,805, $6,701,075 and $6,826,678,
     respectively) ...............................................................   $2,449,808    $6,755,948    $7,609,335
   Preferred stocks (cost - none, $494,225 and $21,551, respectively) ............           --       603,740        23,916
   Short-term investments (cost - $11,000, $53,000 and $120,000, respectively) ...       11,000        53,000       120,000
   Corporate savings account .....................................................          660           563            --
                                                                                     ----------    ----------    ----------
                                                                                      2,461,468     7,413,251     7,753,251
  Cash ...........................................................................           --            --           622
  Foreign currency, at value (cost - none, none and $46, respectively) ...........           --            --            42
  Receivable for open forward foreign currency exchange contracts purchased
    - Note A .....................................................................           --            --           163
  Receivable for investments sold ................................................       12,440       344,450        88,557
  Receivable for shares sold .....................................................          522            --            --
  Interest receivable ............................................................            5            22            48
  Dividends receivable ...........................................................            8         1,839         9,143
  Foreign tax receivable .........................................................           --             9         9,240
  Deferred organization expenses - Note A ........................................        8,896         1,866         1,777
  Receivable from John Hancock Advisers, Inc. and affiliates - Note B ............        4,552            --         7,686
  Other assets ...................................................................           36           511           596
                                                                                     ----------    ----------    ----------
                    Total Assets .................................................    2,487,927     7,761,948     7,871,125
                    -------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased ..............................................        5,981       315,520        27,844
  Payable for shares repurchased .................................................           --           401             5
  Payable to John Hancock Advisers, Inc. and affiliates - Note B .................           --         2,365            --
  Accounts payable and accrued expenses ..........................................       29,155        25,540        38,189
                                                                                     ----------    ----------    ----------
                    Total Liabilities ............................................       35,136       343,826        66,038
                    -------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ................................................................    1,828,896     7,361,824     7,081,956
  Accumulated net realized gain (loss) on investments and foreign currency
    transactions .................................................................      168,899      (118,565)      (19,151)
  Net unrealized appreciation of investments and foreign currency transactions ...      455,003       164,409       784,418
  Undistributed net investment income (distributions in excess of net
    investment income) ...........................................................           (7)       10,454       (42,136)
                                                                                     ----------    ----------    ----------
                    Net Assets ...................................................   $2,452,791    $7,418,122    $7,805,087
                    =======================================================================================================
Net Asset Value Per Share:
  (Based on 210,511 and 809,453 and 766,860 shares, respectively, of beneficial interest outstanding - unlimited number of shares authorized
   with no par value) ............................................................       $11.65         $9.16        $10.18
  =========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Year ended February 28, 1999
--------------------------------------------------------------------------------

                                                                                           ACTIVE        DIVIDEND     MULTI-SECTOR
                                                                                            BOND        PERFORMERS       GROWTH
                                                                                            FUND           FUND           FUND
                                                                                         -----------    -----------    -----------
Investment Income:
  Interest ...........................................................................      $387,246        $50,523        $67,564
  Dividends (net of foreign withholding tax of none, none and $193, respectively) ....            --        278,341        178,670
                                                                                         -----------    -----------    -----------
                                                                                             387,246        328,864        246,234
                                                                                         -----------    -----------    -----------
  Expenses:
   Investment management fee - Note B ................................................        27,798        119,729        255,994
   Custodian fee .....................................................................        52,966         13,069         29,683
   Registration and filing fees ......................................................        20,214         16,953         18,070
   Auditing fee ......................................................................        18,444         19,444         18,333
   Printing ..........................................................................         3,808          4,103          4,108
   Transfer agent fee - Note B .......................................................         2,780          9,978         16,000
   Organization expense - Note A .....................................................         1,643          1,657          2,040
   Financial services fee - Note B ...................................................           858          3,109          5,047
   Miscellaneous .....................................................................           433            788          1,450
   Trustees' fees ....................................................................           390          1,407          2,119
   Legal fees ........................................................................           140            305          2,557
                                                                                         -----------    -----------    -----------
                    Total Expenses ...................................................       129,474        190,542        355,401
                    --------------------------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B .................................       (96,073)       (50,673)       (66,990)
                    --------------------------------------------------------------------------------------------------------------
                    Net Expenses .....................................................        33,401        139,869        288,411
                    --------------------------------------------------------------------------------------------------------------
                    Net Investment Income (Loss) .....................................       353,845        188,995        (42,177)
                    --------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments sold .......................................        63,900      1,169,983        (98,184)
  Change in net unrealized appreciation (depreciation) of investments ................       (87,318)        46,410     (2,469,617)
                                                                                         -----------    -----------    -----------
                    Net Realized and Unrealized Gain (Loss) on Investments ...........       (23,418)     1,216,393     (2,567,801)
                    --------------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets Resulting from Operations ..      $330,427     $1,405,388    ($2,609,978)
                    ==============================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Operations (continued)
Year ended February 28, 1999
--------------------------------------------------------------------------------

                                                                                             SMALL           SMALL     INTERNATIONAL
                                                                                        CAPITALIZATION  CAPITALIZATION     EQUITY
                                                                                          GROWTH FUND     VALUE FUND        FUND
                                                                                           ---------       ---------     ---------
Investment Income:
  Interest .............................................................................      $3,394         $10,431       $12,947
  Dividends (net of foreign withholding tax of none, $228 and $18,535, respectively) ...       3,326          88,431       131,057
                                                                                           ---------       ---------     ---------
                                                                                               6,720          98,862       144,004
                                                                                           ---------       ---------     ---------
  Expenses:
   Investment management fee - Note B ..................................................      18,107          55,114        76,692
   Custodian fee .......................................................................      31,237          13,855       102,263
   Auditing fee ........................................................................      16,444          17,444        19,444
   Registration and filing fees ........................................................      15,391          16,256        21,435
   Printing ............................................................................       6,018           4,103         4,103
   Organization expense - Note A .......................................................       4,092           1,643         1,643
   Transfer agent fee - Note B .........................................................       1,132           3,937         4,261
   Financial services fee - Note B .....................................................         352           1,235         1,324
   Trustees' fees ......................................................................         176             540           601
   Miscellaneous .......................................................................          85             811           702
   Legal fees ..........................................................................          82             150           159
                                                                                           ---------       ---------     ---------
                    Total Expenses .....................................................      93,116         115,088       232,627
                    --------------------------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ...................................     (72,718)        (52,019)     (147,337)
                    --------------------------------------------------------------------------------------------------------------
                    Net Expenses .......................................................      20,398          63,069        85,290
                    --------------------------------------------------------------------------------------------------------------
                    Net Investment Income (Loss) .......................................     (13,678)         35,793        58,714
                    --------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold .........................................     386,744        (106,544)      297,741
  Net realized gain (loss) on foreign currency transactions ............................          (2)              9       (33,962)
  Change in net unrealized appreciation (depreciation) of investments ..................    (133,026)       (817,107)      245,920
  Change in net unrealized appreciation of foreign currency transactions ...............          --              --           527
                                                                                           ---------       ---------     ---------
                    Net Realized and Unrealized Gain (Loss) on Investments
                    and Foreign Currency Transactions ..................................     253,716        (923,642)      510,226
                    --------------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets Resulting from Operations ....    $240,038       ($887,849)     $568,940
                    ==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            ACTIVE BOND                  DIVIDEND PERFORMERS
                                                                                FUND                            FUND
                                                                    ----------------------------    ----------------------------
                                                                       YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                                    ----------------------------    ----------------------------
                                                                        1998            1999            1998            1999
                                                                    ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .........................................       $248,646        $353,845        $200,218        $188,995
  Net realized gain on investments sold and foreign
   currency transactions ........................................         86,744          63,900       2,026,525       1,169,983
  Change in net unrealized appreciation (depreciation)
   of investments and foreign currency transactions .............         37,222         (87,318)      2,433,147          46,410
                                                                    ------------    ------------    ------------    ------------
   Net Increase in Net Assets Resulting from Operations .........        372,612         330,427       4,659,890       1,405,388
                                                                    ------------    ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ..........................       (248,646)       (353,845)       (188,048)       (204,553)
  Distributions in excess of net investment income ..............           (148)           (677)             --              --
  Distributions from net realized gain on investments sold ......        (23,264)       (139,091)     (1,154,688)     (1,850,025)
                                                                    ------------    ------------    ------------    ------------
   Total Distributions to Shareholders ..........................       (272,058)       (493,613)     (1,342,736)     (2,054,578)
                                                                    ------------    ------------    ------------    ------------
From Portfolio Share Transactions: **
  Shares sold ...................................................      4,645,044       3,910,036      11,392,158       6,443,397
  Shares issued to shareholders in reinvestment of
   distributions ................................................        261,643         487,064       1,336,430       2,053,566
                                                                    ------------    ------------    ------------    ------------
                                                                       4,906,687       4,397,100      12,728,588       8,496,963
  Less shares repurchased .......................................     (2,040,235)     (3,705,926)     (3,828,808)    (10,989,374)
                                                                    ------------    ------------    ------------    ------------
   Net Increase (Decrease) ......................................      2,866,452         691,174       8,899,780      (2,492,411)
                                                                    ------------    ------------    ------------    ------------
Net Assets:
  Beginning of period ...........................................      2,190,619       5,157,625       8,667,511      20,884,445
                                                                    ------------    ------------    ------------    ------------
  End of period (including undistributed net investment income
   (distributions in excess of net investment income) of
   ($151), ($821), $36,650 and $21,113, respectively) ...........     $5,157,625      $5,685,613     $20,884,445     $17,742,844
                                                                    ============    ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ................        $0.5907         $0.5633         $0.1749         $0.1544
                                                                    ------------    ------------    ------------    ------------
  Per share distributions in excess of net investment income ....        $0.0004         $0.0011              --              --
                                                                    ------------    ------------    ------------    ------------
  Per share distributions from net realized gain on
   investments sold .............................................        $0.0460         $0.2195         $0.9152         $1.5008
                                                                    ------------    ------------    ------------    ------------
** Analysis of Portfolio Share Transactions:
  Shares sold ...................................................        532,093         440,336         856,008         432,497
  Shares issued to shareholders in reinvestment of
   distributions ................................................         30,042          55,263          99,380         140,269
                                                                    ------------    ------------    ------------    ------------
                                                                         562,135         495,599         955,388         572,766
  Less shares repurchased .......................................       (234,419)       (417,608)       (283,722)       (745,329)
                                                                    ------------    ------------    ------------    ------------
   Net Increase (Decrease) ......................................        327,716          77,991         671,666        (172,563)
                                                                    ============    ============    ============    ============

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                        MULTI-SECTOR                SMALL CAPITALIZATION
                                                                        GROWTH FUND                      GROWTH FUND
                                                                ----------------------------    ----------------------------
                                                                   YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                                ----------------------------    ----------------------------
                                                                    1998            1999            1998            1999
                                                                ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ..............................         $9,544        ($42,177)        ($5,754)       ($13,678)
  Net realized gain (loss) on investments sold ..............      4,749,043         (98,184)        (14,223)        386,742
  Change in net unrealized appreciation (depreciation)
   of investments ...........................................      1,644,227      (2,469,617)        551,977        (133,026)
                                                                ------------    ------------    ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting
    from Operations .........................................      6,402,814      (2,609,978)        532,000         240,038
                                                                ------------    ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ......................         (2,904)             --            (229)             --
  Distributions from net realized gain on investments sold ..     (3,575,102)     (2,304,137)             --        (134,250)
  Distributions in excess of net realized gain on
   investments sold .........................................             --        (130,832)             --              --
                                                                ------------    ------------    ------------    ------------
   Total Distributions to Shareholders ......................     (3,578,006)     (2,434,969)           (229)       (134,250)
                                                                ------------    ------------    ------------    ------------
From Portfolio Share Transactions: **
  Shares sold ...............................................     25,552,524      10,062,888       3,168,688       1,965,870
  Shares issued to shareholders in reinvestment of
   distributions ............................................      3,563,690       2,416,095             229         134,329
                                                                ------------    ------------    ------------    ------------
                                                                  29,116,214      12,478,983       3,168,917       2,100,199
  Less shares repurchased ...................................    (20,723,580)    (31,049,470)     (1,597,977)     (2,855,403)
                                                                ------------    ------------    ------------    ------------
   Net Increase (Decrease) ..................................      8,392,634     (18,570,487)      1,570,940        (755,204)
                                                                ------------    ------------    ------------    ------------
Net Assets:
  Beginning of period .......................................     29,084,577      40,302,019         999,496       3,102,207
                                                                ------------    ------------    ------------    ------------
  End of period (including distributions in excess of net
   investment income of $218, $1,192, $16 and $7,
   respectively) ............................................    $40,302,019     $16,686,585      $3,102,207      $2,452,791
                                                                ============    ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ............        $0.0010              --         $0.0009              --
                                                                ------------    ------------    ------------    ------------
  Per share distributions from net realized gain on
   investments sold .........................................        $1.2186         $1.7180              --         $0.6321
                                                                ------------    ------------    ------------    ------------
  Per share distributions in excess of net realized gain
   on investments sold ......................................             --         $0.0975              --              --
                                                                ------------    ------------    ------------    ------------
** Analysis of Portfolio Share Transactions:
  Shares sold ...............................................      1,989,505         789,843         312,919         174,923
  Shares issued to shareholders in reinvestment of
   distributions ............................................        294,763         217,862              22          11,640
                                                                ------------    ------------    ------------    ------------
                                                                   2,284,268       1,007,705         312,941         186,563
  Less shares repurchased ...................................     (1,597,014)     (2,472,121)       (156,837)       (240,362)
                                                                ------------    ------------    ------------    ------------
   Net Increase (Decrease) ..................................        687,254      (1,464,416)        156,104         (53,799)
                                                                ============    ============    ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                        SMALL CAPITALIZATION               INTERNATIONAL
                                                                             VALUE FUND                     EQUITY FUND
                                                                    ----------------------------    ----------------------------
                                                                       YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                                    ----------------------------    ----------------------------
                                                                        1998            1999            1998            1999
                                                                    ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .........................................        $45,212         $35,793         $41,542         $58,714
  Net realized gain (loss) on investments sold and foreign
   currency transactions ........................................      1,689,121        (106,535)       (278,948)        263,779
  Change in net unrealized appreciation (depreciation) of
   investments and foreign currency transactions ................        742,018        (817,107)        292,145         246,447
                                                                    ------------    ------------    ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting
    from Operations .............................................      2,476,351        (887,849)         54,739         568,940
                                                                    ------------    ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ..........................        (60,567)        (32,061)         (5,208)        (58,714)
  Distributions in excess of net investment income ..............             --              --              --         (38,609)
  Distributions from net realized gain on investments sold ......       (857,697)       (855,792)             --              --
  Distributions in excess of net realized gain on
   investments sold .............................................             --        (116,108)             --              --
                                                                    ------------    ------------    ------------    ------------
   Total Distributions to Shareholders ..........................       (918,264)     (1,003,961)         (5,208)        (97,323)
                                                                    ------------    ------------    ------------    ------------
From Portfolio Share Transactions: **
  Shares sold ...................................................     10,734,873       3,189,293      12,446,539       4,778,538
  Shares issued to shareholders in reinvestment of
   distributions ................................................        918,083       1,003,958           5,208          97,210
                                                                    ------------    ------------    ------------    ------------
                                                                      11,652,956       4,193,251      12,451,747       4,875,748
  Less shares repurchased .......................................     (9,672,795)     (4,432,149)     (8,722,378)     (5,525,145)
                                                                    ------------    ------------    ------------    ------------
   Net Increase (Decrease) ......................................      1,980,161        (238,898)      3,729,369        (649,397)
                                                                    ------------    ------------    ------------    ------------
Net Assets:
  Beginning of period ...........................................      6,010,582       9,548,830       4,203,967       7,982,867
                                                                    ------------    ------------    ------------    ------------
  End of period (including undistributed net investment
   income (distributions in excess of net investment income)
   of $2,997, $10,454, ($6,246) and ($42,136), respectively) ....     $9,548,830      $7,418,122      $7,982,867      $7,805,087
                                                                    ============    ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ................        $0.0962         $0.0426         $0.0064         $0.0687
                                                                    ------------    ------------    ------------    ------------
  Per share distributions in excess of net investment income ....             --              --              --         $0.0451
                                                                    ------------    ------------    ------------    ------------
  Per share distributions from net realized gain on
   investments sold .............................................        $1.2633         $1.1962              --              --
                                                                    ------------    ------------    ------------    ------------
  Per share distributions in excess of net realized gain
   on investments sold ..........................................             --         $0.1623              --              --
                                                                    ------------    ------------    ------------    ------------
** Analysis of Portfolio Share Transactions:
  Shares sold ...................................................        907,426         306,719       1,326,050         475,462
  Shares issued to shareholders in reinvestment of
   distributions ................................................         89,116         114,375             604           9,438
                                                                    ------------    ------------    ------------    ------------
                                                                         996,542         421,094       1,326,654         484,900
  Less shares repurchased .......................................       (824,315)       (424,679)       (947,485)       (546,741)
                                                                    ------------    ------------    ------------    ------------
   Net Increase (Decrease) ......................................        172,227          (3,585)        379,169         (61,841)
                                                                    ============    ============    ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                             PERIOD FROM MARCH 30, 1995          YEAR ENDED FEBRUARY 28,
                                                            (COMMENCEMENT OF OPERATIONS) ---------------------------------------
                                                                TO FEBRUARY 29, 1996       1997          1998            1999
                                                            ---------------------------- ---------     ---------       ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................          $8.50                $8.64         $8.54           $8.83
                                                                    ---------            ---------     ---------       ---------
  Net Investment Income (6) ..................................           0.51                 0.60          0.59            0.56
  Net Realized and Unrealized Gain (Loss) on Investments .....           0.16                (0.09)         0.34           (0.02)
                                                                    ---------            ---------     ---------       ---------
     Total from Investment Operations ........................           0.67                 0.51          0.93            0.54
                                                                    ---------            ---------     ---------       ---------

  Less Distributions:
   Dividends from Net Investment Income ......................          (0.51)               (0.60)        (0.59)          (0.56)
   Distributions in Excess of Net Investment Income ..........             --                   --         (0.00)(8)       (0.00)(8)
   Distributions from Net Realized Gain on Investments Sold ..          (0.02)               (0.01)        (0.05)          (0.22)
                                                                    ---------            ---------     ---------       ---------
     Total Distributions .....................................          (0.53)               (0.61)        (0.64)          (0.78)
                                                                    ---------            ---------     ---------       ---------
  Net Asset Value, End of Period .............................          $8.64                $8.54         $8.83           $8.59
                                                                    =========            =========     =========       =========
  Total Investment Return at Net Asset Value (5) .............           7.76%(3)             6.17%        11.25%           6.24%
  Total Adjusted Investment Return at Net Asset Value (5,7) ..          (0.46%)(3)            2.72%         9.21%           4.51%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................         $1,171               $2,191        $5,158          $5,686
  Ratio of Expenses to Average Net Assets ....................           0.65%(2)             0.60%         0.60%           0.60%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) .....           9.60%(2)             4.05%         2.64%           2.33%
  Ratio of Net Investment Income to Average Net Assets .......           6.53%(2)             7.10%         6.78%           6.36%
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (1,4) .........................................          (2.42%)(2)            3.65%         4.74%           4.63%
  Portfolio Turnover Rate ....................................             71%                 136%          230%            356%
  Fee Reduction Per Share (6) ................................          $0.75                $0.30         $0.18           $0.15

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - Dividend Performers Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                               PERIOD FROM MARCH 30, 1995          YEAR ENDED FEBRUARY 28,
                                                              (COMMENCEMENT OF OPERATIONS) ----------------------------------------
                                                                  TO FEBRUARY 29, 1996        1997           1998           1999
                                                              ---------------------------- ----------     ----------     ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................              $8.50              $10.15         $11.91         $14.92
                                                                       ----------          ----------     ----------     ----------
  Net Investment Income (6) ..................................               0.23                0.21           0.18           0.15
  Net Realized and Unrealized Gain on Investments ............               1.68                1.92           3.92           1.04
                                                                       ----------          ----------     ----------     ----------
     Total from Investment Operations ........................               1.91                2.13           4.10           1.19
                                                                       ----------          ----------     ----------     ----------

  Less Distributions:
   Dividends from Net Investment Income ......................              (0.19)              (0.18)         (0.17)         (0.15)
   Distributions from Net Realized Gain on Investments Sold ..              (0.07)              (0.19)         (0.92)         (1.50)
                                                                       ----------          ----------     ----------     ----------
     Total Distributions .....................................              (0.26)              (0.37)         (1.09)         (1.65)
                                                                       ----------          ----------     ----------     ----------
  Net Asset Value, End of Period .............................             $10.15              $11.91         $14.92         $14.46
                                                                       ==========          ==========     ==========     ==========
  Total Investment Return at Net Asset Value (5) .............              22.79%(3)           21.26%         35.55%          7.97%
  Total Adjusted Investment Return at Net Asset Value (5,7) ..              19.79%(3)           20.07%         35.23%          7.72%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................             $3,319              $8,668        $20,884        $17,743
  Ratio of Expenses to Average Net Assets ....................               0.75%(2)            0.70%          0.70%          0.70%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) .....               4.02%(2)            1.89%          1.02%          0.95%
  Ratio of Net Investment Income to Average Net Assets .......               2.51%(2)            1.94%          1.31%          0.95%
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (1,4) .................................              (0.76%)(2)           0.75%          0.99%          0.70%
  Portfolio Turnover Rate ....................................                 70%                 37%            77%            64%
  Fee Reduction Per Share (6) ................................              $0.30               $0.13          $0.04          $0.04

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - Multi-Sector Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                            PERIOD FROM APRIL 11, 1995            YEAR ENDED FEBRUARY 28,
                                                           (COMMENCEMENT OF OPERATIONS) ------------------------------------------
                                                                TO FEBRUARY 29, 1996       1997           1998             1999
                                                           ---------------------------  ----------     ----------       ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................         $8.50               $10.69         $12.67           $13.51
                                                                   ----------           ----------     ----------       ----------
  Net Investment Income (Loss) (6) ............................         (0.01)                0.01           0.00(7)         (0.02)
  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions .............................          2.22                 2.02           2.06            (0.68)
                                                                   ----------           ----------     ----------       ----------
     Total from Investment Operations .........................          2.21                 2.03           2.06            (0.70)
                                                                   ----------           ----------     ----------       ----------

  Less Distributions:
   Dividends from Net Investment Income .......................         (0.02)                  --          (0.00)(7)           --
   Distributions from Net Realized Gain on Investments Sold ...            --                (0.05)         (1.22)           (1.72)
   Distributions in Excess of Net Realized Gain on
     Investments Sold .........................................            --                   --             --            (0.10)
                                                                   ----------           ----------     ----------       ----------
     Total Distributions ......................................         (0.02)               (0.05)         (1.22)           (1.82)
                                                                   ----------           ----------     ----------       ----------
  Net Asset Value, End of Period ..............................        $10.69               $12.67         $13.51           $10.99
                                                                   ==========           ==========     ==========       ==========
  Total Investment Return at Net Asset Value (5) ..............         25.98%(3)            19.00%         17.39%           (5.34%)
  Total Adjusted Investment Return at Net Asset Value (5,8) ...         23.70%(3)            18.48%         17.19%           (5.55%)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................        $8,399              $29,085        $40,302          $16,687
  Ratio of Expenses to Average Net Assets .....................          0.93%(2)             0.90%          0.90%            0.90%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) ......          3.51%(2)             1.42%          1.10%            1.11%
  Ratio of Net Investment Income (Loss) to Average Net
    Assets ....................................................         (0.10%)(2)            0.06%          0.03%           (0.13%)
  Ratio of Adjusted Net Investment Loss to Average Net
    Assets (1,4) ..............................................         (2.68%)(2)           (0.46%)        (0.17%)          (0.34%)
  Portfolio Turnover Rate .....................................           189%                 281%           341%             116%
  Fee Reduction Per Share (6) .................................         $0.23                $0.06          $0.03            $0.03

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) Less than $0.01 per share.
(8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds - Institutional Series Trust -
                        Small Capitalization Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                              PERIOD FROM MAY 2, 1996     YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS) -------------------------
                                                                                TO FEBRUARY 28, 1997       1998            1999
                                                                            ---------------------------  ---------       ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...............................                   $8.50               $9.24          $11.74
                                                                                     ---------           ---------       ---------
  Net Investment Income (Loss) (5) ...................................                    0.03               (0.03)          (0.07)
  Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions ....................................                    0.73                2.53            0.61
                                                                                     ---------           ---------       ---------
     Total from Investment Operations ................................                    0.76                2.50            0.54
                                                                                     ---------           ---------       ---------

Less Distributions:
   Dividends from Net Investment Income ..............................                   (0.02)              (0.00)(6)          --
   Distributions from Net Realized Gain on Investments Sold ..........                      --                  --           (0.63)
                                                                                     ---------           ---------       ---------
     Total Distributions .............................................                   (0.02)              (0.00)(6)       (0.63)
                                                                                     ---------           ---------       ---------
  Net Asset Value, End of Period .....................................                   $9.24              $11.74          $11.65
                                                                                     =========           =========       =========
  Total Investment Return at Net Asset Value (7) .....................                    8.89%(3)           27.07%           4.67%
  Total Adjusted Investment Return at Net Asset Value (7,8) ..........                   (3.84%)(3)          23.92%           1.45%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...........................                    $999              $3,102          $2,453
  Ratio of Expenses to Average Net Assets ............................                    0.90%(2)            0.90%           0.90%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) .............                   16.24%(2)            4.05%           4.12%
  Ratio of Net Investment Income (Loss) to Average Net Assets ........                    0.35%(2)           (0.25%)         (0.60%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (1,4) ..                  (14.99%)(2)          (3.40%)         (3.82%)
  Portfolio Turnover Rate ............................................                      92%                117%            125%
  Fee Reduction Per Share (5) ........................................                   $1.22               $0.34           $0.35

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Based on the average of the shares outstanding at the end of each month.
(6) Less than $0.01 per share.
(7) Total investment return assumes dividend reinvestment.
(8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds - Institutional Series Trust -
                        Small Capitalization Value Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                PERIOD FROM APRIL 19, 1995          YEAR ENDED FEBRUARY 28,
                                                               (COMMENCEMENT OF OPERATIONS)  -------------------------------------
                                                                   TO FEBRUARY 29, 1996        1997          1998          1999
                                                               ----------------------------  ---------     ---------     ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................             $8.50                 $9.09         $9.38        $11.74
                                                                       ---------             ---------     ---------     ---------
  Net Investment Income (6) ..................................              0.17                  0.14          0.07          0.05
  Net Realized and Unrealized Gain (Loss) on Investments .....              0.56                  1.08          3.65         (1.23)
                                                                       ---------             ---------     ---------     ---------
     Total from Investment Operations ........................              0.73                  1.22          3.72         (1.18)
                                                                       ---------             ---------     ---------     ---------

  Less Distributions:
   Dividends from Net Investment Income ......................             (0.14)                (0.12)        (0.10)        (0.04)
   Distributions from Net Realized Gain on Investments Sold ..                --                 (0.81)        (1.26)        (1.20)
   Distributions in Excess of Net Realized Gain on
     Investments Sold ........................................                --                    --            --         (0.16)
                                                                       ---------             ---------     ---------     ---------
     Total Distributions .....................................             (0.14)                (0.93)        (1.36)        (1.40)
                                                                       ---------             ---------     ---------     ---------
  Net Asset Value, End of Period .............................             $9.09                 $9.38        $11.74         $9.16
                                                                       =========             =========     =========     =========
  Total Investment Return at Net Asset Value (5) .............              8.61%(3)             13.78%        41.81%        (9.46%)
  Total Adjusted Investment Return at Net Asset Value (5,7) ..              5.40%(3)             12.75%        41.19%       (10.12%)
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................            $5,293                $6,011        $9,549        $7,418
  Ratio of Expenses to Average Net Assets ....................              0.83%(2)              0.80%         0.80%         0.80%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) .....              4.55%(2)              1.83%         1.42%         1.46%
  Ratio of Net Investment Income to Average Net Assets .......              2.04%(2)              1.46%         0.62%         0.45%
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (1,4) .................................             (1.68%)(2)             0.43%         0.00%        (0.21%)
  Portfolio Turnover Rate ....................................                 0%                   96%          216%          126%
  Fee Reduction Per Share (6) ................................             $0.30                 $0.10         $0.07         $0.07

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - International Equity Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                PERIOD FROM MARCH 30, 1995          YEAR ENDED FEBRUARY 28,
                                                               (COMMENCEMENT OF OPERATIONS)  -------------------------------------
                                                                   TO FEBRUARY 29, 1996        1997          1998          1999
                                                               ----------------------------  ---------     ---------     ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................               $8.50               $9.24         $9.35         $9.63
                                                                         ---------           ---------     ---------     ---------
  Net Investment Income (6) ..................................                0.15                0.12          0.06          0.07
  Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions ............................                0.68                0.14          0.23          0.59
                                                                         ---------           ---------     ---------     ---------
     Total from Investment Operations ........................                0.83                0.26          0.29          0.66
                                                                         ---------           ---------     ---------     ---------

  Less Distributions:
   Dividends from Net Investment Income ......................               (0.08)              (0.10)        (0.01)        (0.07)
   Distributions in Excess of Net Investment Income ..........                  --                  --            --         (0.04)
   Distributions from Net Realized Gain on Investments Sold ..               (0.01)              (0.05)           --            --
                                                                         ---------           ---------     ---------     ---------
     Total Distributions .....................................               (0.09)              (0.15)        (0.01)        (0.11)
                                                                         ---------           ---------     ---------     ---------
  Net Asset Value, End of Period .............................               $9.24               $9.35         $9.63        $10.18
                                                                         =========           =========     =========     =========
  Total Investment Return at Net Asset Value (5) .............                9.81%(3)            2.79%         3.07%         6.88%
  Total Adjusted Investment Return at Net Asset Value (5,7) ..                3.26%(3)            0.47%         2.05%         5.15%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................              $2,897              $4,204        $7,983        $7,805
  Ratio of Expenses to Average Net Assets ....................                1.05%(2)            1.00%         1.00%         1.00%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) .....                8.19%(2)            3.32%         2.02%         2.73%
  Ratio of Net Investment Income to Average Net Assets .......                1.75%(2)            1.26%         0.60%         0.69%
  Ratio of Adjusted Net Investment Loss to Average
    Net Assets (1,4) .........................................               (5.39%)(2)          (1.06%)       (0.42%)       (1.04%)
  Portfolio Turnover Rate ....................................                  59%                 68%          125%           83%
  Fee Reduction Per Share (6) ................................               $0.60               $0.22         $0.10         $0.17

(1) Unreimbursed, without fee reduction.
(2) Annualized.
(3) Not annualized.
(4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(5) Total investment return assumes dividend reinvestment.
(6) Based on the average of the shares outstanding at the end of each month.
(7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on February 28, 1999. It's divided into three main categories: bonds, warrants and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
BONDS
Agricultural Operations (0.17%)
  Pioneer Hi-Bred International, Inc.,
   Sr Note 01-15-09 ..........................................................           5.750%     A+            $10         $9,675
                                                                                                                          ----------

Banks  - Foreign (1.10%)
  Abbey National First Capital, B.V.,
   Sub Note (United Kingdom) 10-15-04 (Y) ....................................           8.200      AA-            20         22,210
  Scotland International Finance No. 2 B.V.,
   Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y) ............................           8.850      A+             35         40,386
                                                                                                                          ----------
                                                                                                                              62,596
                                                                                                                          ----------
Banks - United States (3.39%)
  Banc One Corp.,
   Sub Deb 10-15-26 ..........................................................           7.625      A              15         16,277
  Bank of New York,
   Cap Security 12-01-26 (R) .................................................           7.780      A-             25         25,564
  Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21 .....................................................           9.750      AA-            25         27,571
  First Union National Bank,
   Sub Note 12-01-28 .........................................................           6.500      A              15         14,598
  National Westminster Bank Plc - New York Branch,
   Sub Note 05-01-01 .........................................................           9.450      AA-            15         16,069
  NB Capital Trust IV,
   Cap Security 04-15-27 .....................................................           8.250      A-             10         10,700
  Norwest Corp.,
   Med Term Sr Note Ser G 09-15-02 ...........................................           6.375      A+             20         20,158
  RBSG Capital Corp.,
   Gtd Cap Note 03-01-04 .....................................................          10.125      A              30         34,494
  Security Pacific Corp.,
   Sub Note 03-01-01 .........................................................          11.000      A              25         27,430
                                                                                                                          ----------
                                                                                                                             192,861
                                                                                                                          ----------
Beverages (0.36%)
  Seagram (Joseph E.) & Sons, Inc.,
   Sr Deb 12-15-28 ...........................................................           7.600      BBB-           20         20,540
                                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Broker Services (0.53%)
  Merrill Lynch & Co., Inc.,
   Note 11-15-18 .............................................................           6.875%     AA-           $15        $14,842
  Salomon Smith Barney Holdings, Inc.,
   Note 10-15-02 .............................................................           6.500      A              15         15,167
                                                                                                                          ----------
                                                                                                                              30,009
                                                                                                                          ----------
Building (0.17%)
  Amatek Industries Property Ltd.,
   Sr Sub Note (Australia) 02-15-08 (R) (Y) ..................................          12.000      B              10          9,525
                                                                                                                          ----------

Business Services - Misc. (0.18%)
  Primark Corp.,
   Sr Sub Note 12-15-08 (R) ..................................................           9.250      B+             10         10,000
                                                                                                                          ----------

Chemicals (0.53%)
  Akzo Nobel, Inc.,
   Bond 11-15-03 (R) .........................................................           6.000      A              15         14,949
  Equistar Chemicals, LP,
   Sr Note 02-15-04 (R) ......................................................           8.500      BBB-           15         15,188
                                                                                                                          ----------
                                                                                                                              30,137
                                                                                                                          ----------
Computers (0.80%)
  International Business Machines Corp.,
   Deb 01-15-28 ..............................................................           6.500      A+             15         14,665
   Med Term Note 09-22-03 ....................................................           5.370      A+             20         19,605
  PSINet, Inc.,
   Sr Note 11-01-08 (R) ......................................................          11.500      B-             10         11,100
                                                                                                                          ----------
                                                                                                                              45,370
                                                                                                                          ----------
Diversified Operations (0.26%)
  Triarc Consumer Products Group LLC,
   Sr Sub Note 02-15-09 (R) ..................................................          10.250      B-             15         14,775
                                                                                                                          ----------

Energy (1.59%)
  AES Corp.,
   Sr Sub Note 07-15-06 ......................................................          10.250      B+             17         18,020
  CalEnergy Co., Inc.,
   Sr Bond 09-15-28 ..........................................................           8.480      BB+            25         28,757
   Sr Note 09-15-06 ..........................................................           9.500      BB+            15         16,488
   Sr Sec Note 06-30-03 ......................................................           9.875      BB+            20         21,814
  Calpine Corp.,
   Sr Note 04-01-08 ..........................................................           7.875      BB-             5          5,100
                                                                                                                          ----------
                                                                                                                              90,179
                                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Finance (8.05%)
  Associates Corp. of North America,
   Sr Note 04-15-03 ..........................................................           6.000%     AA-           $45        $45,037
  Bombardier Capital, Inc.,
   Note 01-15-02 (R) .........................................................           6.000      BBB+           20         19,792
  Chrysler Financial Co. LLC,
   Med Term Note Ser S 11-15-01 ..............................................           5.690      A+             15         14,926
  CIT Group Holdings, Inc.,
   Med Term Note 06-17-02 ....................................................           7.125      A+             20         20,655
   Note 10-15-01 .............................................................           5.500      A+             20         19,830
  Commercial Credit Co.,
   Note 07-01-02 .............................................................           6.450      A+             30         30,478
  Constitution Capital Trust I,
   Gtd Cap Security 04-15-27 (R) .............................................           9.150      BBB            16         17,411
  FINOVA Capital Corp.,
   Note 11-01-02 .............................................................           6.250      A-             15         15,066
  Ford Capital B.V.,
   Gtd Deb 05-15-02 ..........................................................           9.875      A              35         38,857
  Ford Motor Credit Co.,
   Note 04-28-03 .............................................................           6.125      A              20         20,048
  General Motors Acceptance Corp.,
   Med Term Note 04-17-01 ....................................................           6.850      A              30         30,620
   Note 12-01-01 .............................................................           6.375      A              20         20,225
  HomeSide Lending, Inc.,
   Note 05-15-03 .............................................................           6.200      A+             20         19,755
  Household Finance Corp.,
   Note 11-01-02 .............................................................           5.875      A              25         24,848
   Note 09-25-04 .............................................................           5.875      A              25         24,783
   Sr Note 02-01-09 ..........................................................           5.875      A              15         14,447
  Marlin Water Trust & Marlin Water Capital Corp.,
   Sr Sec Note 12-15-01 (R) ..................................................           7.090      BBB            20         20,025
  WMC Finance (USA) Ltd.,
   Gtd Note (Australia) 11-15-03 (Y) .........................................           6.500      A              55         53,798
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A (Peru) 06-15-04 (R) (Y) .........................           8.400      BBB-            8          7,219
                                                                                                                          ----------
                                                                                                                             457,820
                                                                                                                          ----------
Food (0.27%)
  Agrilink Foods, Inc.,
   Sr Sub Note 11-01-08 (R) ..................................................          11.875      B               5          5,338
  Luigino's, Inc.,
   Sr Sub Note 02-01-06 (R) ..................................................          10.000      B-             10         10,025
                                                                                                                          ----------
                                                                                                                              15,363
                                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Government - Foreign (0.91%)
  Manitoba, Province of,
   Note (Canada) 10-01-08 (Y) ................................................           5.500%     AA-           $35        $33,911
  Nova Scotia, Province of,
   Deb (Canada) 11-15-19 (Y) .................................................           8.250      A-             15         17,929
                                                                                                                          ----------
                                                                                                                              51,840
                                                                                                                          ----------
Government - U.S. (27.18%)
  United States Treasury,
   Bond 08-15-17 .............................................................           8.875      AAA           162        216,877
   Bond 02-15-23 .............................................................           7.125      AAA           489        569,304
   Note 05-15-01 .............................................................           8.000      AAA           187        197,695
   Note 05-15-02 .............................................................           7.500      AAA           146        155,445
   Note 08-15-03 .............................................................           5.750      AAA           142        144,418
   Note 02-15-05 .............................................................           7.500      AAA           129        142,646
   Note 07-15-06 .............................................................           7.000      AAA           109        119,185
                                                                                                                          ----------
                                                                                                                           1,545,570
                                                                                                                          ----------
Government - U.S. Agencies (8.14%)
  Federal Home Loan Mortgage Corp.,
   CMO REMIC 1601 10-15-08 ...................................................           6.000      AAA            25         24,570
  Federal National Mortgage Assn.,
   15 Yr Pass Thru Ctf 12-01-12 ..............................................           6.500      AAA            47         47,314
   30 Yr Pass Thru Ctf 03-01-27 ..............................................           6.500      AAA            60         59,105
   30 Yr Pass Thru Ctf 01-01-28 ..............................................           6.000      AAA            24         22,839
   30 Yr Pass Thru Ctf 11-01-28 ..............................................           6.500      AAA           128        127,385
   Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22 ..............................           6.940      AAA             7          6,853
  Government National Mortgage Assn.,
   30 Yr SF Pass Thru Ctf 07-15-28 to 12-15-28 ...............................           6.500      AAA            29         29,167
   30 Yr SF Pass Thru Ctf 11-15-28 ...........................................           7.000      AAA            50         50,541
   30 Yr SF Pass Thru Ctf 08-15-26 ...........................................           7.500      AAA            25         25,383
   30 Yr SF Pass Thru Ctf 11-15-24 to 08-15-26 ...............................           8.000      AAA            67         69,829
                                                                                                                          ----------
                                                                                                                             462,986
                                                                                                                          ----------
Insurance (3.33%)
  Conseco, Inc.,
   Note 06-15-05 .............................................................           6.800      BBB            15         14,094
  Equitable Life Assurance Society USA,
   Surplus Note 12-01-05 (R) .................................................           6.950      A              10         10,219
  Fairfax Financial Holdings Ltd.,
   Note (Canada) 04-15-26 (Y) ................................................           8.300      BBB+           25         25,454
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R) .................................................           8.200      A+             20         21,990
   Surplus Note 10-15-26 (R) .................................................           7.875      A+             15         15,471
  Massachusetts Mutual Life Insurance Co.,
   Surplus Note 11-15-23 (R) .................................................           7.625      AA             15         16,387

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Insurance (continued)
  NAC Re Corp.,
   Note 06-15-99 .............................................................           8.000%     A-             $5         $5,030
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) .................................................           7.500      AA-            15         14,578
  Phoenix Home Life Mutual Insurance Co.,
   Surplus Note 12-01-06 (R) .................................................           6.950      A+             15         14,904
  Sun Canada Financial Co.,
   Gtd Sub Note 12-15-07 (R) .................................................           6.625      AA             20         20,020
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ......................................................           7.875      A-             20         20,911
  Willis Corroon Group PLC,
   Sr Sub Note 02-01-09 (R) ..................................................           9.000      B+             10         10,000
                                                                                                                          ----------
                                                                                                                             189,058
                                                                                                                          ----------
Leisure (1.56%)
  Circus Circus Enterprises, Inc.,
   Deb 11-15-36 ..............................................................           7.000      BBB-            5          4,501
  Harrah's Operating Co., Inc.,
   Sr Note 01-15-09 ..........................................................           7.500      BBB-           20         19,806
  HMH Properties, Inc.,
   Sr Note Ser A 08-01-05 ....................................................           7.875      BB             15         14,475
  Marvel Enterprises, Inc.,
   Sr Note 06-15-09 (R) ......................................................          12.000      NR             15         15,150
  Mohegan Tribal Gaming Auth,
   Sr Note 01-01-06 (R) ......................................................           8.125      BB             10         10,075
  Sun International Hotels Ltd.,
   Sr Sub Note (Bahamas) 03-15-07 (Y) ........................................           9.000      B+              7          7,315
   Sr Sub Note (Bahamas) 12-15-07 (Y) ........................................           8.625      B+              7          7,210
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 ..........................................................          15.500      B-             10         10,200
                                                                                                                          ----------
                                                                                                                              88,732
                                                                                                                          ----------
Manufacturing (0.03%)
  Globe Manufacturing Corp.,
   Sr Sub Note 08-01-08 (R) ..................................................          10.000      B-              2          1,640
                                                                                                                          ----------

Media (5.84%)
  Adelphia Communications Corp.,
   Sr Note Ser B 10-01-02 ....................................................           9.250      B+             15         15,975
   Sr Note Ser B 07-15-03 ....................................................           8.125      B1              8          8,160
  Comcast Cellular Holdings, Inc.,
   Sr Note Ser B 05-01-07 ....................................................           9.500      BB+            30         34,350
  Continental Cablevision, Inc.,
   Sr Note 05-15-06 ..........................................................           8.300      BBB            15         16,408
  CSC Holdings, Inc.,
   Sr Note 07-15-08 ..........................................................           7.250      BB+            20         20,090

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Media (continued)
  EchoStar DBS Corp.,
   Sr Note 02-01-09 (R) ......................................................           9.375%     B             $20        $20,050
  Garden State Newspapers, Inc.,
   Sr Sub Note Ser B 10-01-09 ................................................           8.750      B+              8          8,080
  Jones Intercable, Inc.,
   Sr Note 04-15-08 ..........................................................           7.625      BB+            20         21,200
  Mediacom LLC/Mediacom Capital Corp.,
   Sr Note 02-15-11 (R) ......................................................           7.875      B+             10          9,775
  News America Holdings, Inc.,
   Gtd Sr Deb 08-10-18 .......................................................           8.250      BBB-           16         17,826
  Rogers Cablesystems Ltd.,
   Sr Sec 2nd Priority Note (Canada) 08-01-02 (Y) ............................           9.625      BB+            29         31,102
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B 05-15-06 ................................................          10.750      B-             10         11,200
  Sprint Capital Corp.,
   Note 11-15-28 .............................................................           6.875      A-             15         14,970
  TCI Communications, Inc.,
   Sr Deb 02-15-26 ...........................................................           7.875      AA-            20         22,738
  Time Warner, Inc.,
   Deb 01-15-13 ..............................................................           9.125      BBB            16         19,503
  TKR Cable I, Inc.,
   Sr Deb 10-30-07 ...........................................................          10.500      AA-            15         16,214
  TV Guide, Inc.,
   Sr Sub Note 03-01-09 (R) ..................................................           8.125      B+             20         19,875
  USA Networks, Inc.,
   Sr Note 11-15-05 (R) ......................................................           6.750      BBB-           25         24,656
                                                                                                                          ----------
                                                                                                                             332,172
                                                                                                                          ----------
Medical (1.77%)
  Dynacare, Inc.,
   Sr Note (Canada) 01-15-06 (R) (Y) .........................................          10.750      B+             10         10,000
   Sr Note (Canada) 01-15-06 (Y) .............................................          10.750      B+              8          8,000
  Fresenius Medical Care Capital Trust II,
   Gtd Trust Preferred Security 02-01-08 .....................................           7.875      B+             15         14,475
  Guidant Corp.,
   Note 02-15-06 .............................................................           6.150      A-             15         14,611
  Integrated Health Services, Inc.,
   Sr Sub Deb 01-01-01 .......................................................           5.750      B-             15         10,500
   Sr Sub Note Ser A 01-15-08 ................................................           9.250      B-              6          4,440
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 ......................................................          10.750      B+             11         12,210
  Sola International, Inc.,
   Note 03-15-08 .............................................................           6.875      BBB-           10          9,110

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Medical (continued)
  Tenet Healthcare Corp.,
   Sr Note 12-01-03 ..........................................................           8.625%     BB+           $10        $10,175
   Sr Sub Note 01-15-07 ......................................................           8.625      BB-             2          2,000
  Watson Pharmaceuticals, Inc.,
   Sr Note 05-15-08 ..........................................................           7.125      BBB-            5          4,950
                                                                                                                          ----------
                                                                                                                             100,471
                                                                                                                          ----------
Metal (0.18%)
  Golden Northwest Aluminum, Inc.,
   1st Mtg Note 12-15-06 (R) .................................................          12.000      BB-            10         10,125
                                                                                                                          ----------

Mortgage Banking (6.59%)
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1997-7 Class A 08-15-02 .................................           6.350      AAA            55         55,599
  ContiMortgage Home Equity Loan Trust,
   Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25 ...............................           8.100      AAA            15         14,920
  Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class A-1A 12-17-07 ..............           6.260      AAA            19         19,129
  EQCC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-3 Class A-9 02-15-29 ...............................           6.570      AAA            40         39,750
  GMAC Commercial Mortgage Securities, Inc.,
   Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07 ..............................           6.566      Aaa            25         25,250
  IMC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1998-1 Class A-4 03-20-25 ...............................           6.600      AAA            20         19,656
  JCP Master Credit Card Trust,
   Pass Thru Ctf Ser C Class A 06-15-00 ......................................           9.625      AA+            55         57,110
  Money Store Home Equity Trust (The),
   Pass Thru Ctf Ser 1997-D Class AF-7 12-15-38 ..............................           6.485      AAA            24         24,210
  Morgan Stanley Capital I, Inc.,
   Pass Thru Ctf Ser 1997-WF1 Class A-1 10-15-06 (R) .........................           6.830      AAA            76         77,544
  Salomon Brothers Mortgage Securities VII, Inc.,
   Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24 ........................           6.750      Aaa            11         11,017
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-A1 Class A-8 06-15-28 ..............................           7.220      AAA            30         30,652
                                                                                                                          ----------
                                                                                                                             374,837
                                                                                                                          ----------
Oil & Gas (1.50%)
  Camuzzi Gas Pampeana S.A.,
   Bond (Argentina) 12-15-01 (Y) .............................................           9.250      BBB-           11         10,450
  Occidental Petroleum Corp.,
   Sr Note 02-15-06 ..........................................................           7.650      BBB            10          9,946
  Petroleos Mexicanos Finance Ltd.,
   Note (Cayman Islands) 02-15-08 (R) (Y) ....................................           6.550      AAA            15         14,812
  Petroleos Mexicanos,
   Gtd Sr Note (Mexico) 12-02-08 (R) (Y) .....................................           9.375      BB              5          4,875
  Petroleum Geo-Services, Inc.,
   Sr Note (Norway) 03-30-08 (Y) .............................................           6.625      BBB            20         18,777

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Oil & Gas (continued)
  R&B Falcon Corp.,
   Sr Note 12-15-08 (R) ......................................................           9.500%     BB+           $10         $9,375
  Union Pacific Resources Group, Inc.,
   Deb 05-15-28 ..............................................................           7.150      BBB            20         17,112
                                                                                                                          ----------
                                                                                                                              85,347
                                                                                                                          ----------
Paper & Paper Products (0.46%)
  Fort James Corp.,
   Sr Note 09-15-02 ..........................................................           6.500      BBB-           10          9,972
  S.D. Warren Co.,
   Sr Sub Note Ser B 12-15-04 ................................................          12.000      B+             15         16,313
                                                                                                                          ----------
                                                                                                                              26,285
                                                                                                                          ----------
Real Estate Operations (0.18%)
  Security Capital Group, Inc.,
   Med Term Note Ser A 11-15-03 ..............................................           7.750      BBB            10         10,080
                                                                                                                          ----------

Real Estate Investment Trusts (1.01%)
  American Health Properties, Inc.,
   Note 01-15-07 .............................................................           7.500      BBB-           20         18,040
  EOP Operating L.P.,
   Note 01-15-09 .............................................................           6.800      BBB            20         19,597
  Liberty Property L.P.,
   Med Term Note 06-05-02 ....................................................           6.600      BBB-           10          9,700
  TriNet Corporate Realty Trust, Inc.,
   Note 05-15-01 .............................................................           7.300      BBB-           10          9,931
                                                                                                                          ----------
                                                                                                                              57,268
                                                                                                                          ----------
Retail (0.98%)
  Great Atlantic & Pacific Tea Co., Inc. (The),
   Note 04-15-07 .............................................................           7.750      BBB-           20         19,368
  Meyer (Fred), Inc.,
   Note 03-01-08 .............................................................           7.450      BB+            25         26,333
  Safeway, Inc.,
   Note 11-15-01 .............................................................           5.875      BBB            10          9,985
                                                                                                                          ----------
                                                                                                                              55,686
                                                                                                                          ----------
Steel (0.39%)
  AK Steel Corp.,
   Sr Note 02-15-09 (R) ......................................................           7.875      BB-            15         14,813
  EES Coke Battery Co., Inc.,
   Sr Note 04-15-02 (R) ......................................................           7.125      BBB             7          7,478
                                                                                                                          ----------
                                                                                                                              22,291
                                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Telecommunications (3.61%)
  AXIA, Inc.,
   Sr Sub Note 07-15-08 ......................................................          10.750%     B-            $10        $10,050
  Hermes Europe Railtel BV,
   Sr Note (Belgium) 01-15-09 (R) (Y) ........................................          10.375      B               5          5,275
  Intermedia Communications, Inc.,
   Sr Note Ser B 01-15-08 ....................................................           8.500      B               5          4,675
   Sr Note Ser B 06-01-08 ....................................................           8.600      B              10          9,425
  LCI International, Inc.,
   Sr Note 06-15-07 ..........................................................           7.250      BB+            15         15,228
  McLeodUSA, Inc.,
   Sr Note 11-01-08 (R) ......................................................           9.500      B+             15         16,050
   Sr Note 02-15-09 (R) ......................................................           8.125      B+              5          4,925
  Metromedia Fiber Network, Inc.,
   Sr Note 11-15-08 (R) ......................................................          10.000      B              20         20,850
  MetroNet Communications Corp.,
   Sr Note (Canada) 08-15-07 (Y) .............................................          12.000      B              10         11,450
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon 08-15-04 ........................................           9.750      CCC+            8          8,080
   Sr Disc Note, Step Coupon (9.95%, 02-15-03) 02-15-08 (A) ..................            Zero      CCC+           10          6,400
  NEXTLINK Communications, Inc.,
   Sr Note 11-15-08 (R) ......................................................          10.750      B              10         10,300
  NTL, Inc.,
   Sr Note 10-01-08 (R) ......................................................          11.500      B-             10         11,250
  Qwest Communications International, Inc.,
   Sr Note 11-01-08 (R) ......................................................           7.250      BB+             5          5,075
  Viatel, Inc.,
   Sr Sec Note 04-15-08 ......................................................          11.250      Caa1           15         15,375
  WorldCom, Inc.,
   Note 08-15-01 .............................................................           6.125      BBB+           35         35,192
  Worldwide Fiber, Inc.,
   Sr Note (Canada) 12-15-05 (R) (Y) .........................................          12.500      B-             15         15,450
                                                                                                                          ----------
                                                                                                                             205,050
                                                                                                                          ----------
Textile (0.27%)
  WestPoint Stevens, Inc.,
   Sr Note 06-15-05 ..........................................................           7.875      BB             15         15,488
                                                                                                                          ----------

Tobacco (0.94%)
  Philip Morris Companies, Inc.,
   Note 09-15-01 .............................................................           7.250      A               5          5,136
   Note 08-15-02 .............................................................           7.125      A              20         20,578
  RJR Nabisco, Inc.,
   Note 12-01-02 .............................................................           8.625      BBB-           20         20,108
   Note 09-15-03 .............................................................           7.625      BBB-            8          7,738
                                                                                                                          ----------
                                                                                                                              53,560
                                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Transport (3.69%)
  America West Airlines,
   Pass Thru Ctf Ser 1996-1B 01-02-08 ........................................           6.930%     A-             $4         $4,017
  Continental Airlines, Inc.,
   Pass Thru Ctf Ser 1997-2C 06-30-04 ........................................           7.206      BBB            24         23,842
   Pass Thru Ctf Ser 1999-1A 08-02-20 ........................................           6.545      AA+            20         19,650
   Sr Note 12-15-05 ..........................................................           8.000      BB-            15         14,700
  ERAC USA Finance Co.,
   Note 02-15-05 (R) .........................................................           6.625      BBB            21         20,527
  Fine Air Services, Inc.,
   Sr Note 06-01-08 ..........................................................           9.875      B              15         13,612
  Northwest Airlines 1996-1 Pass Through Trusts,
   Pass Thru Ctf Ser 1996-1 01-02-15 .........................................           8.970      BBB-            5          4,968
  Northwest Airlines, Inc.,
   Note 03-15-04 .............................................................           8.375      BB             20         19,232
  NWA Trust,
   Sr Note Ser A 12-21-12 ....................................................           9.250      AA             34         38,347
  U.S. Airways, Inc.,
   Pass Thru Ctf Ser 1990-A1 03-19-05 ........................................          11.200      BB             27         29,604
  Union Pacific Corp.,
   Deb 02-01-29 ..............................................................           6.625      BBB-           15         14,298
  Wisconsin Central Transportation Corp.,
   Note 04-15-08 .............................................................           6.625      BBB-            7          6,982
                                                                                                                          ----------
                                                                                                                             209,779
                                                                                                                          ----------
Utilities (8.64%)
  Avon Energy Partners Holdings,
   Sr Note (United Kingdom) 12-11-02 (R) (Y) .................................           6.730      A-             10         10,091
  Beaver Valley Funding Corp.,
   Sec Lease Oblig Bond 06-01-17 .............................................           9.000      BB-            19         21,399
  BVPS II Funding Corp.,
   Collateralized Lease Bond 06-01-17 ........................................           8.890      BB-             7          7,980
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B 05-15-05 ....................................................           9.500      BB+            35         37,669
   Sr Sec Note Ser D 11-01-17 ................................................           7.880      BB+            20         21,538
  CMS Energy Corp.,
   Sr Note 05-15-02 ..........................................................           8.125      BB             15         15,383
   Sr Note 01-15-04 (R) ......................................................           6.750      BB             15         14,663
   Sr Note 01-15-09 ..........................................................           7.500      BB             20         20,000
  Connecticut Light & Power Co.,
   1st Ref Mtg Ser C 06-01-02 ................................................           7.750      BB+            15         15,293
  EIP Funding-PNM,
   Sec Fac Bond 10-01-12 .....................................................          10.250      Ba2            23         26,653
  GG1B Funding Corp.,
   Deb 01-15-11 ..............................................................           7.430      BBB-           13         12,894

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                               PAR VALUE
                                                                                       INTEREST   CREDIT         (000s      MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*       OMITTED)     VALUE
-------------------                                                                      ----     -------       --------     -----
Utilities (continued)
  Hydro-Quebec,
   Gtd Bond (Canada) 02-01-21 (Y) ............................................           9.400%     A+            $15        $19,664
   Gtd Bond (Canada) 01-15-22 (Y) ............................................           8.400      A+             10         11,967
   Gtd Deb (Canada) 02-01-03 (Y) .............................................           7.375      A+             25         26,156
  Iberdrola International B.V.,
   Note (Spain) 10-01-02 (Y) .................................................           7.500      AA-            28         29,327
   Note (Spain) 06-01-03 (R) (Y) .............................................           7.125      AA-            25         25,952
  Long Island Lighting Co.,
   Deb 03-15-23 ..............................................................           8.200      A-             20         21,675
  Midland Cogeneration Venture L.P.,
   Sec Deb Ser C-91 07-23-02 .................................................          10.330      BB-            18         19,156
  Niagara Mohawk Power Corp.,
   Deb 01-01-18 ..............................................................           8.770      BBB-           25         25,429
   Sr Note Ser G 10-01-08 ....................................................           7.750      BB+            15         16,050
  North Atlantic Energy Corp.,
   1st Mtg Ser A 06-01-02 ....................................................           9.050      B+             14         14,376
  Northeast Utilities,
   Note Ser A 12-01-06 .......................................................           8.580      B+              4          4,069
  Philadelphia Electric Co.,
   1st Ref Mtg 09-01-02 ......................................................           7.125      BBB+           20         20,661
  PNPP II Funding Corp.,
   Deb 05-30-16 ..............................................................           9.120      BB-            15         17,306
  Puget Sound Energy Capital Trust I,
   Gtd Cap Security Ser B 06-01-27 ...........................................           8.231      BBB-           10         10,150
  System Energy Resources, Inc.,
   1st Mtg 08-01-01 ..........................................................           7.710      BBB-            5          5,038
  Waterford 3 Funding Corp.,
   Sec Lease Obligation Bond 01-02-17 ........................................           8.090      BBB-           20         20,878
                                                                                                                          ----------
                                                                                                                             491,417
                                                                                                                          ----------

                                                                                            TOTAL BONDS
                                                                                      (Cost $5,424,634)       (94.60%)     5,378,532
                                                                                                             --------     ----------

                                                                                                             NUMBER OF
                                                                                                             WARRANTS
                                                                                                             --------
WARRANTS
  MetroNet Communications Corp. (Canada) (R)** ...............................                                     10            713
                                                                                                                          ----------
                                                                                         TOTAL WARRANTS
                                                                                            (Cost $103)        (0.01%)           713
                                                                                                             --------     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

       John Hancock Funds - Institutional Series Trust - Active Bond Fund

                                                                                                              PAR VALUE
                                                                                              INTEREST          (000s       MARKET
ISSUER, DESCRIPTION                                                                             RATE           OMITTED)      VALUE
-------------------                                                                             ----           --------      -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.94%)
  Investment in a joint repurchase agreement transaction with
   ABN AMRO, Inc. - Dated 02-26-99, due 03-01-99
   (Secured by U.S. Treasury Bonds, 8.750% and 11.875%,
   due 11-15-03 and 05-15-20 and U.S. Treasury Notes, 5.500% thru
   7.875%, due 05-31-02 thru 08-15-07) - Note A ..............................                 4.750%            $281       $281,000
                                                                                                                          ----------

Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.500% .......................................................                                                   135
                                                                                                                          ----------
                                                                        TOTAL SHORT-TERM INVESTMENTS           (4.95%)       281,135
                                                                                                             --------     ----------
                                                                                   TOTAL INVESTMENTS          (99.56%)     5,660,380
                                                                                                             --------     ----------
                                                                   OTHER ASSETS AND LIABILITIES, NET           (0.44%)        25,233
                                                                                                             --------     ----------
                                                                                    TOTAL NET ASSETS         (100.00%)    $5,685,613
                                                                                                             ========     ==========

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**    Non-income producing security.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $777,141 or 13.67% of net assets as of February 28, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - Dividend Performers Fund

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Dividend Performers Fund on February 28, 1999. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS
Advertising (1.69%)
  Interpublic Group of Companies, Inc. (The) ........        4,000      $299,250
                                                                     -----------
Banks - United States (7.69%)
  Bank One Corp. ....................................        8,800       473,000
  BankAmerica Corp. .................................        4,000       261,250
  Citigroup, Inc. ...................................        5,000       293,750
  First American Corp. ..............................        5,000       202,813
  FirstMerit Corp. ..................................        5,500       134,406
                                                                     -----------
                                                                       1,365,219
                                                                     -----------
Beverages (1.91%)
  PepsiCo, Inc. .....................................        9,000       338,625
                                                                     -----------
Building (2.05%)
  Masco Corp. .......................................       13,900       364,875
                                                                     -----------
Computers (9.21%)
  Cisco Systems, Inc.* ..............................        3,300       322,781
  Compaq Computer Corp. .............................        9,500       334,875
  Hewlett-Packard Co. ...............................        5,000       332,188
  International Business Machines Corp. .............        2,200       374,000
  Microsoft Corp.* ..................................        1,800       270,225
                                                                     -----------
                                                                       1,634,069
                                                                     -----------
Electronics (4.12%)
  Emerson Electric Co. ..............................        4,000       229,750
  General Electric Co. ..............................        2,000       200,625
  Intel Corp. .......................................        2,500       299,844
                                                                     -----------
                                                                         730,219
                                                                     -----------
Finance (2.63%)
  Household International, Inc. .....................       11,500       467,188
                                                                     -----------
Food (4.61%)
  Bestfoods .........................................        5,000       234,688
  Nabisco Holdings Corp. (Class A) ..................        5,800       257,375
  Sara Lee Corp. ....................................       12,000       326,250
                                                                     -----------
                                                                         818,313
                                                                     -----------
Furniture (2.12%)
  Leggett & Platt, Inc. .............................       18,000       376,875
                                                                     -----------

Insurance (7.87%)
  American International Group, Inc. ................        4,500       512,719
  ReliaStar Financial Corp. .........................        9,600       435,600
  UNUM Corp. ........................................       10,000       447,500
                                                                     -----------
                                                                       1,395,819
                                                                     -----------
Leisure (1.67%)
  Hasbro, Inc. ......................................        8,000       296,000
                                                                     -----------
Machinery (2.99%)
  Pentair, Inc. .....................................       14,000       530,250
                                                                     -----------
Media (3.07%)
  Gannett Co., Inc. .................................        6,000       381,000
  McGraw-Hill Cos., Inc. (The) ......................        1,500       164,156
                                                                     -----------
                                                                         545,156
                                                                     -----------
Medical (14.41%)
  Abbott Laboratories ...............................       10,200       473,662
  Baxter International, Inc. ........................        5,500       387,063
  Becton, Dickinson & Co. ...........................        6,000       201,000
  Bristol-Myers Squibb Co. ..........................        3,700       465,968
  Johnson & Johnson .................................        4,000       341,500
  Merck & Co., Inc. .................................        2,200       179,850
  Pfizer, Inc. ......................................        1,300       171,519
  Schering-Plough Corp. .............................        6,000       335,624
                                                                     -----------
                                                                       2,556,186
                                                                     -----------
Mortgage Banking (0.99%)
  Fannie Mae ........................................        2,500       175,000
                                                                     -----------
Office (4.56%)
  Pitney Bowes, Inc. ................................        6,700       423,356
  Xerox Corp. .......................................        7,000       386,313
                                                                     -----------
                                                                         809,669
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - Dividend Performers Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Oil & Gas (4.04%)
  Conoco, Inc. (Class A)* ...........................       10,700      $217,344
  Mobil Corp. .......................................        6,000       499,124
                                                                     -----------
                                                                         716,468
                                                                     -----------
Retail (13.40%)
  Albertson's, Inc. .................................        4,000       228,000
  Dayton Hudson Corp. ...............................        9,000       563,063
  Home Depot, Inc. (The) ............................        8,000       477,500
  Lowe's Cos., Inc. .................................        6,000       355,875
  SYSCO Corp. .......................................       17,500       494,375
  Wal-Mart Stores, Inc. .............................        3,000       259,125
                                                                     -----------
                                                                       2,377,938
                                                                     -----------
Soap & Cleaning Preparations (1.80%)
  Ecolab, Inc. ......................................        8,000       319,000
                                                                     -----------
Telecommunications (1.04%)
  Bell Atlantic Corp. ...............................        3,200       183,800
                                                                     -----------
Tobacco (1.98%)
  Philip Morris Cos., Inc. ..........................        9,000       352,125
                                                                     -----------
Utilities (4.15%)
  ALLTEL Corp. ......................................        7,000       419,125
  SBC Communications, Inc. ..........................        6,000       317,250
                                                                     -----------
                                                                         736,375
                                                                     -----------
                                 TOTAL COMMON STOCKS
                                  (Cost $13,768,526)       (98.00%)   17,388,419
                                                          --------   -----------

                                              INTEREST   PAR VALUE     MARKET
ISSUER, DESCRIPTION                             RATE   (000s OMITTED)   VALUE
-------------------                             ----   --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.26%)
 Investment in a joint repurchase
  agreement transaction with ABN AMRO,
  Inc. - Dated 02-26-99, due 03-01-99
  (Secured by U.S. Treasury Bonds, 8.750%
  and 11.875%, due 11-15-03 and 05-15-20
  and U.S. Treasury Notes, 5.500% thru
  7.875%, due 05-31-02 thru 08-15-07) -
  Note A .................................      4.750%       $578       578,000
                                                                    -----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.500% ....................                                  875
                                                                    -----------
                         TOTAL SHORT-TERM INVESTMENTS      (3.26%)      578,875
                                                         --------   -----------
                                    TOTAL INVESTMENTS    (101.26%)   17,967,294
                                                         --------   -----------
                    OTHER ASSETS AND LIABILITIES, NET      (1.26%)     (224,450)
                                                         --------   -----------
                                     TOTAL NET ASSETS    (100.00%)  $17,742,844
                                                         ========   ===========

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - Multi-Sector Growth Fund

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Multi-Sector Growth Fund on February 28, 1999. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS
Advertising (2.22%)
  Lamar Advertising Co.* ............................        3,450      $133,256
  Outdoor Systems, Inc.* ............................        8,500       237,469
                                                                     -----------
                                                                         370,725
                                                                     -----------
Banks - United States (4.61%)
  First American Corp. ..............................        3,900       158,194
  First Tennessee National Corp. ....................        3,650       138,928
  Firstar Corp. .....................................          550        46,062
  FirstMerit Corp. ..................................        3,200        78,200
  Northern Trust Corp. ..............................        2,500       223,438
  Wilmington Trust Corp. ............................        2,200       124,712
                                                                     -----------
                                                                         769,534
                                                                     -----------
Broker Services (2.17%)
  Schwab (Charles) Corp. ............................        4,850       361,628
                                                                     -----------
Business Services - Misc. (2.65%)
  Interim Services, Inc. * ..........................        7,100       134,900
  Metzler Group, Inc. (The)* ........................          900        38,250
  Modis Professional Services, Inc.* ................        9,400       128,662
  Select Appointments Holdings Plc,
   American Depositary Receipts (ADR)
   (United Kingdom) .................................        2,286        59,722
  Snyder Communications, Inc. .......................        2,350        80,487
                                                                     -----------
                                                                         442,021
                                                                     -----------
Computers (22.45%)
  3Com Corp.* .......................................        3,550       111,603
  Ascend Communications, Inc.* ......................        3,680       283,130
  BMC Software, Inc.* ...............................        3,350       136,931
  Cadence Design Systems, Inc.* .....................        4,200       101,062
  Cambridge Technology Partners, Inc.* ..............          700        17,587
  Ceridian Corp. ....................................        1,050        75,206
  Citrix Systems, Inc.* .............................        2,400       185,100
  Computer Sciences Corp.* ..........................        2,050       136,581
  Compuware Corp.* ..................................        2,900       162,219
  DST Systems, Inc.* ................................        3,150       170,887
  EMC Corp.* ........................................        2,550       261,056
  E*TRADE Group, Inc.* ..............................        1,850        85,100
  Edwards (J.D.) & Co.* .............................        5,200        82,225
  Fiserv, Inc.* .....................................        3,700       173,900
  i2 Technologies, Inc.* ............................        5,000       124,687
  IDX Systems Corp.* ................................        1,050        24,937
  Inktomi Corp.* ....................................          850        52,806
  Keane, Inc. .......................................        4,100       126,844
  Lexmark International Group, Inc. (Class A)* ......        1,625       167,680
  Micron Electronics, Inc.* .........................        6,700        96,312
  Novell, Inc.* .....................................        9,300       180,187
  Quantum Corp.* ....................................        7,425       122,048
  SunGard Data Systems, Inc.* .......................        5,200       206,050
  Unisys Corp.* .....................................        4,450       132,666
  Wang Laboratories, Inc.* ..........................        7,800       186,225
  Yahoo!, Inc.* .....................................        2,240       343,840
                                                                     -----------
                                                                       3,746,869
                                                                     -----------
Cosmetics & Personal Care (0.98%)
  Dial Corp. (The) ..................................        5,595       163,304
                                                                     -----------
Diversified Operations (0.58%)
  Corning, Inc. .....................................        1,800        96,300
                                                                     -----------
Electronics (8.45%)
  Altera Corp.* .....................................        1,270        61,754
  Analog Devices, Inc.* .............................          950        23,809
  Applied Materials, Inc.* ..........................        1,185        65,916
  CIENA Corp.* ......................................        4,450       124,044
  Conexant Systems, Inc.* ...........................        8,400       142,800
  Jabil Circuit, Inc.* ..............................        4,410       143,876
  KLA-Tencor Corp.* .................................        1,560        80,827
  Linear Technology Corp. ...........................        1,800        78,862
  Maxim Intergrated Products, Inc.*  ................        1,500        62,531
  Novellus Systems, Inc.* ...........................        2,400       141,750
  Sanmina Corp.* ....................................        1,470        76,807

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - Multi-Sector Growth Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Electronics (continued)
  Teradyne, Inc.* ...................................        2,200      $104,775
  Vitesse Semiconductor Corp.* ......................          750        34,453
  Waters Corp.* .....................................        2,075       193,105
  Xilinx, Inc.* .....................................        1,060        73,935
                                                                     -----------
                                                                       1,409,244
                                                                     -----------
Finance (2.39%)
  Charter One Financial, Inc. .......................        5,145       148,240
  Concord EFS, Inc.* ................................        4,165       133,020
  FINOVA Group, Inc. (The) ..........................        2,300       116,869
                                                                     -----------
                                                                         398,129
                                                                     -----------
Funeral Services & Related (0.18%)
  Loewen Group, Inc. (Canada) .......................       15,900        30,806
                                                                     -----------
Furniture (0.95%)
  Leggett & Platt, Inc. .............................        7,600       159,125
                                                                     -----------
Household (0.93%)
  WestPoint Stevens, Inc.* ..........................        6,100       155,550
                                                                     -----------
Insurance (4.39%)
  Ace, Ltd. (Bermuda) ...............................        5,100       138,975
  Allmerica Financial Corp. .........................        1,000        53,375
  Horace Mann Educators Corp. .......................        3,500        82,031
  Mutual Risk Management Ltd. .......................        4,550       166,359
  Progressive Corp. (The) ...........................          600        77,100
  Reinsurance Group of America, Inc. ................        3,200       169,800
  UNUM Corp. ........................................        1,000        44,750
                                                                     -----------
                                                                         732,390
                                                                     -----------
Leisure (0.75%)
  Hasbro, Inc. ......................................        3,400       125,800
                                                                     -----------
Media (2.98%)
  Chancellor Media Corp.* ...........................        4,200       183,750
  Clear Channel Communications, Inc.* ...............          850        51,000
  Heftel Broadcasting Corp. (Class A)* ..............        2,025        83,531
  Infinity Broadcasting Corp. (Class A)* ............        1,900        45,125
  Univision Communications, Inc. (Class A)* .........        3,300       134,475
                                                                     -----------
                                                                         497,881
                                                                     -----------
Medical (12.62%)
  Becton, Dickinson & Co. ...........................        2,150        72,025
  Cardinal Health, Inc. .............................        3,035       219,089
  Elan Corp., Plc (ADR) (Ireland)* ..................        2,227       170,783
  Forest Laboratories, Inc.* ........................        3,400       168,088
  Genzyme Corp.* ....................................        2,400       108,000
  Genzyme Molecular Oncology* .......................          845         3,222
  Guidant Corp. .....................................        4,900       279,300
  HCR Manor Care, Inc.* .............................        5,600       125,300
  Health Management Associates, Inc. (Class A)* .....        7,700        99,619
  HEALTHSOUTH Corp.* ................................       12,900       149,963
  McKesson HBOC, Inc. ...............................        4,500       306,000
  Mylan Laboratories, Inc. ..........................        8,405       229,562
  Omnicare, Inc. ....................................        5,000       119,688
  Total Renal Care Holdings, Inc.* ..................        6,200        55,025
                                                                     -----------
                                                                       2,105,664
                                                                     -----------
Oil & Gas (1.61%)
  Anadarko Petroleum Corp. ..........................        1,400        38,500
  Apache Corp. ......................................        4,800        95,700
  Cooper Cameron Corp.* .............................        1,600        37,000
  Noble Affiliates, Inc. ............................        2,400        54,300
  Santa Fe International Corp. ......................        3,200        42,800
                                                                     -----------
                                                                         268,300
                                                                     -----------
Pollution Control (1.56%)
  US Filter Corp.* ..................................        5,700       140,006
  Waste Management, Inc. ............................        2,450       119,744
                                                                     -----------
                                                                         259,750
                                                                     -----------
Retail (8.90%)
  Amazon.com, Inc.* .................................        1,500       192,188
  AutoZone, Inc.* ...................................        1,450        50,750
  Best Buy Co., Inc.* ...............................        1,050        97,388
  CVS Corp. .........................................        1,750        92,750
  Circuit City Stores-Circuit City Group ............        2,300       124,775
  Kohl's Corp.* .....................................        2,400       165,600
  Meyer (Fred), Inc. * ..............................        2,550       163,838
  SYSCO Corp. .......................................        2,100        59,325
  Saks, Inc.* .......................................        4,750       170,703
  Staples, Inc.* ....................................        5,700       167,616
  TJX Cos., Inc. ....................................        4,750       135,672
  Williams-Sonoma, Inc.* ............................        1,900        64,956
                                                                     -----------
                                                                       1,485,561
                                                                     -----------
Soap & Cleaning Preparations (0.82%)
  Clorox Co. ........................................        1,150       136,059
                                                                     -----------
Telecommunications (8.97%)
  American Tower Corp. (Class A) ....................        6,400       171,600
  Comverse Technology, Inc.* ........................        2,450       175,788
  Global Crossing Ltd.* .............................        2,450       144,550
  Global TeleSystems Group, Inc.* ...................        1,200        66,600
  ICG Communications, Inc.* .........................        6,200       116,638
  Intermedia Communications, Inc.* ..................        5,900       106,938

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - Multi-Sector Growth Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Telecommunications (continued)
  McLeodUSA, Inc. (Class A)* ........................        4,505      $173,443
  Nextel Communications, Inc. (Class A)* ............        3,600       108,225
  NEXTLINK Communications, Inc. (Class A)* ..........        3,950       180,713
  Qwest Communications International, Inc.* .........        3,000       184,313
  Tel-Save.com, Inc.* ...............................        6,900        68,569
                                                                     -----------
                                                                       1,497,377
                                                                     -----------
Textile (0.62%)
  Jones Apparel Group, Inc.* ........................        3,700       103,369
                                                                     -----------
Utilities (1.10%)
  ALLTEL Corp. ......................................        1,425        85,322
  Montana Power Co. .................................        1,600        97,400
                                                                     -----------
                                                                         182,722
                                                                     -----------
Waste Disposal Service & Equip. (0.85%)
  Republic Services, Inc. (Class A)* ................        8,100       141,244
                                                                     -----------

                                  TOTAL COMMON STOCKS
                                   (Cost $14,586,215)      (93.73%)   15,639,352
                                                          --------   -----------

                                              INTEREST    PAR VALUE
                                                RATE    (000s OMITTED)
                                                ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.74%)
  Investment in a joint repurchase
   agreement transaction with ABN
   AMRO, Inc. - Dated 02-26-99, due
   03-01-99 (Secured by U.S. Treasury
   Bonds, 8.750% and 11.875%,
   due 11-15-03 and 05-15-20 and
   U.S. Treasury Notes, 5.500% thru
   7.875%, due 05-31-02 thru
   08-15-07) - Note A .....................     4.750%        $791       791,000
                                                                     -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.500% ....................                                  421
                                                                     -----------
                         TOTAL SHORT-TERM INVESTMENTS       (4.74%)      791,421
                                                          --------   -----------
                                    TOTAL INVESTMENTS      (98.47%)   16,430,773
                                                          --------   -----------
                    OTHER ASSETS AND LIABILITIES, NET       (1.53%)      255,812
                                                          --------   -----------
                                     TOTAL NET ASSETS     (100.00%)  $16,686,585
                                                          ========   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Multi-Sector Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at February 28, 1999 assigned to country categories.

                                                               MARKET VALUE AS A
                                                                 PERCENTAGE OF
COUNTRY DIVERSIFICATION                                        FUND'S NET ASSETS
-----------------------                                        -----------------
Bermuda .......................................................      0.83%
Canada ........................................................      0.18
Ireland .......................................................      1.02
United Kingdom ................................................      0.36
United States .................................................     91.34
Short-Term Investments ........................................      4.74
                                                                    -----
                                              TOTAL INVESTMENTS     98.47%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds - Institutional Series Trust -
                        Small Capitalization Growth Fund

Schedule of Investments
February 28, 1999
-------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Growth Fund on February 28, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS
Advertising (1.51%)
  Catalina Marketing Corp.* .........................          250       $16,094
  Getty Images, Inc. * ..............................        1,100        21,037
                                                                     -----------
                                                                          37,131
                                                                     -----------
Automobile/Trucks (1.54%)
  Gentex Corp.* .....................................          700        15,181
  United Rentals, Inc. * ............................          700        22,531
                                                                     -----------
                                                                          37,712
                                                                     -----------
Banks - United States (0.58%)
  Greater Bay Bancorp ...............................          500        14,187
                                                                     -----------
Beverages (0.49%)
  Beringer Wine Estates Holdings, Inc. (Class B)* ...          300        12,094
                                                                     -----------
Building (0.61%)
  Crossmann Communities, Inc.* ......................          600        15,000
                                                                     -----------
Business Services - Miscellaneous (13.35%)
  Abacus Direct Corp.* ..............................          350        23,712
  AHL Services, Inc. * ..............................          500        13,062
  Charles River Associates, Inc.* ...................          600        16,725
  Coinstar, Inc.* ...................................          450         7,087
  Corporate Executive Board Co. (The)* ..............          400         9,800
  First Consulting Group, Inc* ......................          750        10,594
  Forrester Research, Inc.* .........................          500        17,250
  INSpire Insurance Solutions, Inc.* ................        1,150        18,687
  Intraware, Inc.* ..................................           50           944
  Lason, Inc.* ......................................          250        13,547
  MAXIMUS, Inc.* ....................................          400        11,175
  MedQuist, Inc.* ...................................          600        20,513
  META Group, Inc. * ................................        1,000        22,375
  Metro Networks, Inc.* .............................          300        13,500
  Metzler Group, Inc. (The) * .......................          400        17,000
  Nielsen Media Research, Inc. ......................          900        17,663
  On Assignment, Inc.* ..............................          600        21,300
  ProBusiness Services, Inc.* .......................          500        16,625
  Professional Detailing, Inc.* .....................          600        18,675
  Profit Recovery Group International, Inc. (The) * .          600        19,800
  Provant, Inc.* ....................................          700        13,563
  Veritas DGC, Inc.* ................................          400         3,775
                                                                     -----------
                                                                         327,372
                                                                     -----------
Computers (20.42%)
  AboveNet Communications, Inc.* ....................          700        21,875
  Advent Software, Inc.* ............................          500        23,062
  AnswerThink Consulting Group, Inc.* ...............          700        20,300
  Apex PC Solutions, Inc.* ..........................          600        14,700
  Aspect Development, Inc.* .........................          700        21,350
  BindView Development Corp.* .......................          800        18,000
  Bottomline Technologies, Inc.* ....................          100         2,100
  Cognizant Technology Solutions Corp.* .............          650        27,950
  Concentric Network Corp. * ........................          300        13,162
  Dendrite International, Inc.* .....................          600        16,875
  Exodus Communications, Inc.* ......................          150        11,006
  Fundtech Ltd. (Israel)* ...........................          970        20,249
  Healtheon Corp.* ..................................          100         2,700
  HNC Software, Inc.* ...............................          600        16,125
  IMRglobal Corp.* ..................................          575        10,422
  International Network Services, Inc.* .............          300        15,337
  Manhattan Associates, Inc. * ......................          750        12,375
  Micromuse, Inc. * .................................          100         3,225
  Modem Media Poppe Tyson, Inc.* ....................          200         5,375
  National Computer Systems, Inc. ...................          600        19,219
  National Instruments Corp.* .......................          350        10,194
  Network Appliance, Inc.* ..........................          500        21,000
  ONYX Software Corp.* ..............................          100         1,856
  Pacific Internet Ltd. (Singapore)  ................          100         2,988
  pcOrder.com, Inc.* ................................           50         2,356
  Prodigy Communications Corp.* .....................          100         3,888
  PSINet, Inc.* .....................................          300        10,744
  RealNetworks, Inc.* ...............................          250        17,531
  SCM Microsystems, Inc.* ...........................          300        24,900
  SOFTWORKS, Inc.* ..................................        1,000         8,875
  SportsLine USA, Inc.* .............................          200         9,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds - Institutional Series Trust -
                        Small Capitalization Growth Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Computers (continued)
  Symantec Corp.* ...................................          600       $10,838
  Verio, Inc.* ......................................          500        14,188
  VeriSign, Inc.* ...................................          100         9,800
  VerticalNet, Inc.* ................................          100         4,125
  Vignette Corp.* ...................................          100         5,425
  WebTrends Corp.* ..................................          100         2,513
  Whittman-Hart, Inc.* ..............................          900        28,181
  Wind River Systems, Inc.* .........................          750        17,109
                                                                     -----------
                                                                         500,918
                                                                     -----------
Electronics (7.54%)
  ATMI, Inc.* .......................................          850        19,337
  Credence Systems Corp.* ...........................          700        14,787
  DuPont Photomasks, Inc.* ..........................          300        11,775
  Flextronics International Ltd.* ...................          500        18,844
  Level One Communications, Inc.* ...................          600        20,100
  Micrel, Inc.* .....................................          300        13,500
  Novellus Systems, Inc.* ...........................          250        14,766
  PMC-Sierra, Inc.* (Canada) ........................          200        14,175
  Powerwave Technologies, Inc.* .....................          400         9,400
  PRI Automation, Inc.* .............................          500        15,000
  Rambus, Inc.* .....................................          250        18,172
  Semtech Corp.* ....................................          500        15,188
                                                                     -----------
                                                                         185,044
                                                                     -----------
Finance (1.94%)
  Financial Federal Corp.* ..........................          300         5,906
  Gabelli Asset Management, Inc. (Class A)* .........          250         3,672
  Medallion Financial Corp. .........................        1,100        17,050
  Raymond James Financial, Inc. .....................          350         6,388
  TeleBanc Financial Corp.* .........................          350        14,525
                                                                     -----------
                                                                          47,541
                                                                     -----------
Food (1.04%)
  American Italian Pasta Co. (Class A)* .............        1,000        25,500
                                                                     -----------
Funeral Services & Related (0.52%)
  Carriage Service, Inc. (Class A)*  ................          700        12,819
                                                                     -----------
Leasing (0.55%)
  Rental Service Corp.* .............................          600        13,350
                                                                     -----------
Leisure (3.75%)
  Cinar Films, Inc. (Class B)* (Canada) .............        1,100        22,825
  Imax Corp.* (Canada) ..............................          900        16,087
  Premier Parks, Inc.* ..............................          700        20,388
  Steiner Leisure Ltd.* .............................          750        22,125
  Travel Services International, Inc.* ..............          700        10,675
                                                                     -----------
                                                                          92,100
                                                                     -----------
Linen Supply & Related (0.61%)
  G & K Services, Inc. (Class A) ....................          300        14,962
                                                                     -----------
Machinery (0.49%)
  Applied Power, Inc. (Class A) .....................          500        12,062
                                                                     -----------

Media (4.84%)
  Adelphia Communications Corp. (Class A)* ..........          500        28,187
  Entercom Communications Corp.* ....................          100         3,137
  Heftel Broadcasting Corp. (Class A)* ..............          300        12,375
  Network Event Theater, Inc.* ......................        1,800        30,713
  Pegasus Communications Corp.* .....................          600        14,625
  Saga Communications, Inc. (Class A)* ..............          400         7,300
  Wiley (John) & Sons, Inc. (Class A) ...............          500        22,281
                                                                     -----------
                                                                         118,618
                                                                     -----------
Medical (9.88%)
  Alkermes, Inc.* ...................................          700        19,644
  American Healthcorp, Inc.* ........................        1,400        15,750
  Andrx Corp.* ......................................          400        27,150
  Boron, LePore & Associates, Inc.*  ................          400         5,050
  GelTex Pharmaceuticals, Inc.* .....................          600        10,313
  Gilead Sciences, Inc.* ............................          400        16,500
  Hanger Orthopedic Group, Inc.* ....................          300         4,556
  Human Genome Sciences, Inc.* ......................          400        11,950
  IDEC Pharmaceuticals Corp.* .......................          400        17,325
  Inhale Therapeutic Systems, Inc. * ................          500        13,750
  Millennium Pharmaceuticals, Inc.*  ................          200         6,213
  MiniMed, Inc.* ....................................          150        12,788
  Neurogen Corp.* ...................................          700         8,313
  Perclose, Inc.* ...................................          500        21,125
  Pharmacyclics, Inc.* ..............................          600        11,400
  Renal Care Group, Inc.* ...........................          850        16,841
  Res-Care, Inc.* ...................................          700        16,625
  Vertex Pharmaceuticals, Inc.* .....................          300         7,050
                                                                     -----------
                                                                         242,343
                                                                     -----------
Oil & Gas (1.37%)
  Core Laboratories N.V.* (Netherlands) .............          700        12,906
  Dril-Quip, Inc.* ..................................          500         6,375
  National-Oilwell, Inc.* ...........................          500         4,438
  Newfield Exploration Co.* .........................          600         9,750
                                                                     -----------
                                                                          33,469
                                                                     -----------
Pollution Control (0.66%)
  Newpark Resources, Inc.* ..........................        1,100         5,775
  Tetra Tech, Inc.* .................................          550        10,484
                                                                     -----------
                                                                          16,259
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds - Institutional Series Trust -
                        Small Capitalization Growth Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Printing - Commercial (1.09%)
  Consolidated Graphics, Inc.* ......................          300       $18,225
  Mail-Well, Inc.* ..................................          600         8,475
                                                                     -----------
                                                                          26,700
                                                                     -----------
Retail (11.48%)
  Abercrombie & Fitch Co. (Class A)* ................          250        19,000
  Applebee's International, Inc. ....................          300         7,781
  bebe stores, inc.* ................................          500        15,562
  Buckle, Inc. (The)* ...............................          500        12,219
  CSK Auto Corp.* ...................................          654        22,440
  Duane Reade, Inc.* ................................          400        12,100
  Eagle Hardware & Garden, Inc.* ....................          500        18,781
  Ethan Allen Interiors, Inc. .......................          300        13,500
  Garden Fresh Restaurant Corp.* ....................        1,000        15,313
  Hot Topic, Inc.* ..................................          600         8,475
  Linens `N Things, Inc.* ...........................          400        14,400
  99 Cents Only Stores* .............................          406        19,209
  Noodle Kidoodle, Inc.* ............................        1,400        11,200
  O'Reilly Automotive, Inc.* ........................          400        17,575
  P.F. Chang's China Bistro, Inc.* ..................          700        16,800
  Pacific Sunwear of California, Inc.* ..............          500        14,250
  Select Comfort Corp.* .............................          500        11,938
  Whole Foods Market, Inc.* .........................          400        12,350
  Wild Oats Markets, Inc.* ..........................          700        18,725
                                                                     -----------
                                                                         281,618
                                                                     -----------
Schools / Education (2.18%)
  Education Management Corp.* .......................          800        21,500
  ITT Educational Services, Inc.* ...................          550        20,041
  Strayer Education, Inc. ...........................          350        11,944
                                                                     -----------
                                                                          53,485
                                                                     -----------
Telecommunications (8.30%)
  Allegiance Telecom, Inc.* .........................        1,000        23,938
  Crown Castle International Corp.*  ................        1,000        17,000
  Global TeleSystems Group, Inc.* ...................          250        13,875
  L-3 Communications Holdings, Inc.* ................          200         8,575
  Metromedia Fiber Network, Inc. (Class A)* .........          500        21,750
  Microwave Power Devices, Inc.* ....................        1,300        13,000
  NEXTLINK Communications, Inc. (Class A)* ..........          600        27,450
  P-Com, Inc.* ......................................        1,400         8,881
  Quanta Services, Inc.* ............................          600        16,200
  RF Micro Devices, Inc.* ...........................          400        30,800
  Transaction Network Services, Inc.* ...............          800        15,700
  WinStar Communications, Inc.* .....................          200         6,300
                                                                     -----------
                                                                         203,469
                                                                     -----------
Textile (0.85%)
  Cutter & Buck, Inc.* ..............................          700        20,737
                                                                     -----------
Transportation (3.64%)
  Carey International, Inc.* ........................          900        15,806
  Eagle USA Airfreight, Inc.* .......................          500        14,437
  Expeditors International of Washington, Inc. ......          500        23,281
  MotivePower Industries, Inc.* .....................          700        19,294
  United Road Services, Inc.* .......................        1,000        16,500
                                                                     -----------
                                                                          89,318
                                                                     -----------
Waste Disposal Service & Equipment (0.65%)
  Waste Connections, Inc.* ..........................          800        16,000
                                                                     -----------

                                  TOTAL COMMON STOCKS
                                     (Cost $1,994,805)     (99.88%)    2,449,808
                                                          --------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds - Institutional Series Trust -
                        Small Capitalization Growth Fund

                                              INTEREST    PAR VALUE    MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)  VALUE
-------------------                             ----    --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.45%)
  Investment in a joint repurchase
   agreement transaction with ABN
   AMRO, Inc. - Dated 02-26-99, due
   03-01-99 (Secured by U.S. Treasury
   Bonds, 8.750% and 11.875%, due 11-15-03
   and 05-15-20 and U.S. Treasury Notes,
   5.500% thru 7.875%, due 05-31-02
   thru 08-15-07) - Note A .................    4.750%         $11      $11,000
                                                                    -----------
Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.500% .....................                                660
                                                                    -----------
                         TOTAL SHORT-TERM INVESTMENTS       (0.47%)      11,660
                                                          --------  -----------
                                    TOTAL INVESTMENTS     (100.35%)   2,461,468
                                                          --------  -----------
                    OTHER ASSETS AND LIABILITIES, NET       (0.35%)      (8,677)
                                                          --------  -----------
                                     TOTAL NET ASSETS     (100.00%)  $2,452,791
                                                          ========  ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds - Institutional Series Trust -
                         Small Capitalization Value Fund

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Value Fund on February 28, 1999. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS
Advertising (2.37%)
  Donnelley (R.H.) Corp. ............................        5,500       $82,500
  Penton Media, Inc. ................................        5,000        93,437
                                                                     -----------
                                                                         175,937
                                                                     -----------
Banks - United States (3.00%)
  HUBCO, Inc. .......................................        2,521        82,720
  Summit Bancshares, Inc. ...........................        8,000       140,000
                                                                     -----------
                                                                         222,720
                                                                     -----------
Broker Services (1.97%)
  Jefferies Group, Inc. .............................        3,700       145,919
                                                                     -----------
Building (0.27%)
  Coachmen Industries, Inc. .........................        1,000        20,250
                                                                     -----------
Business Services - Misc. (4.93%)
  Nielsen Media Research ............................       18,633       365,679
                                                                     -----------
Computers (13.33%)
  Data General Corp. * ..............................       22,000       303,875
  FDP Corp. .........................................        5,000        80,938
  Fundtech Ltd.* ....................................          100         2,088
  IMRglobal Corp.* ..................................       15,000       271,875
  Pathways Group, Inc. (The)* .......................        3,000        44,625
  Wind River Systems, Inc.* .........................       12,500       285,156
                                                                     -----------
                                                                         988,557
                                                                     -----------
Electronics (11.10%)
  Amphenol Corp. (Class A)* .........................        3,000       107,437
  ANADIGICS, Inc.* ..................................        7,000        99,313
  CommScope, Inc. * .................................        8,000       148,500
  Etec Systems, Inc. * ..............................        1,000        44,313
  Oak Industries, Inc.* .............................        8,700       275,681
  Vicor Corp.* ......................................       13,300       147,962
                                                                     -----------
                                                                         823,206
                                                                     -----------
Energy (4.41%)
  Calpine Corp.* ....................................       10,000       327,500
                                                                     -----------
Finance (13.25%)
  Core Cap, Inc. (Class A) (r) ......................       11,100       159,840
  Duff & Phelps Credit Rating Co. ...................        1,400        76,388
  Eaton Vance Corp. .................................        7,500       147,656
  Federated Investors, Inc. (Class B) ...............        9,000       172,687
  FIRSTPLUS Financial Group, Inc.* ..................        8,000        11,000
  Pioneer Group, Inc. (The)* ........................       20,000       326,250
  Staten Island Bancorp., Inc. ......................        5,000        89,375
                                                                     -----------
                                                                         983,196
                                                                     -----------
Instruments - Scientific (2.25%)
  Millipore Corp. ...................................        6,000       167,250
                                                                     -----------
Insurance (9.52%)
  Allmerica Financial Corp. .........................        2,300       122,762
  American Bankers Insurance Group, Inc. ............        3,000       144,000
  CMAC Investment Corp. .............................        5,250       216,891
  HCC Insurance Holdings, Inc. ......................        4,000        69,500
  Horace Mann Educators Corp. .......................        2,000        46,875
  Reinsurance Group of America, Inc. ................        2,000       106,125
                                                                     -----------
                                                                         706,153
                                                                     -----------
Leisure (0.29%)
  Equity Marketing, Inc.* ...........................        3,800        21,613
                                                                     -----------
Machinery (3.05%)
  Applied Science & Technology, Inc.* ...............       13,600       158,100
  SPX Corp.* ........................................        1,200        68,550
                                                                     -----------
                                                                         226,650
                                                                     -----------
Manufacturing (0.75%)
  Dexter Corp. (The) ................................        2,000        55,500
                                                                     -----------
Media (0.68%)
  N.V. Holdingmaatschappij De Telegraaf
   (Netherlands) ....................................        2,000        50,165
                                                                     -----------
Medical (5.97%)
  DENTSPLY International, Inc. ......................        4,000       102,000
  Shire Pharmaceuticals Group Plc*
   (United Kingdom) .................................       27,000       181,235
  Total Renal Care Holdings, Inc. * .................       18,000       159,750
                                                                     -----------
                                                                         442,985
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds - Institutional Series Trust -
                         Small Capitalization Value Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Oil & Gas (1.06%)
  Veritas DGC, Inc.* ................................        8,300       $78,331
                                                                     -----------
Pollution Control (0.60%)
  Newpark Resources, Inc.* ..........................        8,500        44,625
                                                                     -----------
Retail (3.89%)
  Elder-Beerman Stores Corp. (The)*  ................       16,150       127,687
  Whole Foods Market, Inc.* .........................        5,200       160,550
                                                                     -----------
                                                                         288,237
                                                                     -----------
Telecommunications (7.84%)
  Cable Design Technologies* ........................        3,000        38,813
  Commonwealth Telephone Enterprises, Inc.* .........       12,500       404,687
  RCN Corp.* ........................................        5,750       138,000
                                                                     -----------
                                                                         581,500
                                                                     -----------
Waste Disposal Service & Equipment (0.54%)
  Waste Systems International, Inc.* ................        7,800        39,975
                                                                     -----------

                                  TOTAL COMMON STOCKS
                                    (Cost $6,701,075)      (91.07%)    6,755,948
                                                          --------   -----------

PREFERRED STOCKS
Broker Services (4.64%)
  Salomon, Inc., Ser FSA, 7.625% ....................        8,000       344,000
                                                                     -----------
Finance (3.50%)
  Core Cap, Inc., Ser A/I, 10.00% (r) ...............       11,100       259,740
                                                                     -----------

                               TOTAL PREFERRED STOCKS
                                      (Cost $494,225)       (8.14%)      603,740
                                                          --------   -----------

                                              INTEREST    PAR VALUE    MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)  VALUE
-------------------                             ----    --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.71%)
  Investment in a joint repurchase
   agreement transaction with ABN
   AMRO, Inc. - Dated 02-26-99, due
   03-01-99 (Secured by U.S. Treasury
   Bonds, 8.750% and 11.875%,
   due 11-15-03 and 05-15-20 and
   U.S. Treasury Notes, 5.500% thru
   7.875%, due 05-31-02 thru
   08-15-07) - Note A ....................      4.750%         $53       $53,000
                                                                     -----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.500% ...................                                   563
                                                                     -----------
                         TOTAL SHORT-TERM INVESTMENTS       (0.72%)       53,563
                                                          --------   -----------
                                    TOTAL INVESTMENTS      (99.93%)    7,413,251
                                                          --------   -----------
                         OTHER ASSETS AND LIABILITIES       (0.07%)        4,871
                                                          --------   -----------
                                     TOTAL NET ASSETS     (100.00%)   $7,418,122
                                                          ========   ===========

*   Non-income producing security.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                           MARKET VALUE
                                                          AS A PERCENTAGE      MARKET VALUE
                            ACQUISITION   ACQUISITION        OF FUND'S             AS OF
                                DATE          COST          NET ASSETS       FEBRUARY 28, 1999
                                ----          ----          ----------       -----------------
Core Cap, Inc. (Common)       10-31-97     $222,000            2.15%             $159,840
Core Cap, Inc. (Preferred)    10-31-97      277,500            3.50               259,740

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - International Equity Fund

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on February 28, 1999. It's divided into four main categories: common stocks, warrants, preferred stock and short-term investments. Common stocks, warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS
Australia (2.69%)
  Australia & New Zealand Banking Group Ltd.,
   American Depositary Receipts (ADR)
   (Banks - Foreign) ................................            2           $64
  National Australia Bank Ltd. (Banks - Foreign) ....        1,839        30,663
  News Corp., Ltd. (The) (Media) ....................        3,500        24,561
  News Corp., Ltd. (The) (ADR) (Media) ..............          725        20,572
  Normandy Mining Ltd. (Metal) ......................       29,475        25,259
  Telstra Corp., Ltd. (Telecommunications) ..........       16,792        85,675
  Westpac Banking Corp., Ltd. (Banks - Foreign) .....        3,500        23,141
                                                                     -----------
                                                                         209,935
                                                                     -----------
Belgium (4.62%)
  Electrabel SA (Utilities) .........................          300       125,332
  Fortis (B) (Insurance) ............................        1,917        69,865
  Fortis (B) (Certificate De Valeur Garantie)
   (Insurance)* .....................................           63           298
  Fortis (B) (Insurance)* ...........................          567             6
  PetroFina SA (Oil & Gas) ..........................          120        55,568
  Tractebel SA (Utilities) ..........................          620       109,265
                                                                     -----------
                                                                         360,334
                                                                     -----------
Canada (0.54%)
  Bombardier, Inc. (Class B) (Diversified Operations)        2,940        43,181
  Royal Bank of Canada (Banks - Foreign) ............            1            49
                                                                     -----------
                                                                          43,230
                                                                     -----------
Denmark (0.82%)
  Novo Nordisk A/S (Medical) ........................          292        33,550
  Tele Danmark A/S (Telecommunications) .............          250        30,092
                                                                     -----------
                                                                          63,642
                                                                     -----------
Finland (2.45%)
  Nokia AB (Telecommunications) .....................        1,394       190,957
                                                                     -----------
France (16.66%)
  Accor SA (Leisure) ................................           95        22,142
  Axa SA (Insurance) ................................        1,214       158,559
  Banque Nationale de Paris (Banks - Foreign) .......          489        39,084
  Cap Gemini SA (Computers) .........................          240        41,557
  Carrefour SA (Retail) .............................           30        21,405
  Castorama Dubois Investissements SA (Retail) ......          210        44,328
  Danone SA (Food) ..................................          460       114,749
  Elf Aquitaine SA (Oil & Gas) ......................          872        91,074
  Etablissements Economiques du Casino
   Guichard-Perrachon SA (Retail) ...................          308        28,342
  France Telecom SA (Telecommunications) ............          920        86,226
  Legrand SA (Electronics) ..........................           96        19,747
  L'Oreal SA (Cosmetics & Personal Care) ............          214       131,752
  Pinault-Printemps-Redoute SA (Retail) .............          581        96,515
  Promodes SA (Retail) ..............................           63        40,207
  Renault SA (Automobile/Trucks) ....................          364        17,008
  Schneider SA (Machinery) ..........................          270        15,881
  Suez Lyonnaise des Eaux SA
   (Diversified Operations) .........................          570       114,114
  Total SA (Oil & Gas) ..............................          598        62,457
  Vivendi SA (Diversified Operations) ...............          594       155,098
                                                                     -----------
                                                                       1,300,245
                                                                     -----------
Germany (5.85%)
  Allianz AG (Insurance) ............................          358       108,669
  Bayerische Hypo- und Vereinsbank AG
   (Banks - Foreign) ................................        1,001        56,786
  DaimlerChrysler AG (Automobile/Trucks)* ...........          396        37,071
  Deutsche Telekom AG (Telecommunications) ..........          859        39,475
  Fresenius AG (Medical) ............................          102        15,139
  Mannesmann AG (Machinery) .........................          850       114,288
  Metro AG (Retail) .................................          159        11,257
  VEBA AG (Diversified Operations) ..................          557        29,761
  Viag AG (Diversified Operations) ..................           82        43,840
                                                                     -----------
                                                                         456,286
                                                                     -----------
Hong Kong (0.85%)
  Cheung Kong Holdings Ltd. (Real Estate
   Operations) ......................................        2,000        13,617
  HSBC Holdings Ltd. (Banks - Foreign) ..............          400        11,255
  Hutchison Whampoa Ltd. (Diversified
   Operations) ......................................        2,000        13,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - International Equity Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Hong Kong (continued)
  New World Development Co., Ltd.
   (Real Estate Operations) .........................        7,121       $13,098
  Swire Pacific Ltd. (Diversified Operations) .......        3,500        14,321
                                                                     -----------
                                                                          66,166
                                                                     -----------
Ireland (4.18%)
  Allied Irish Banks PLC (ADR) (Banks - Foreign) ....        1,743       179,965
  Anglo Irish Bank Corp. PLC (Banks - Foreign) ......       15,471        45,135
  CRH PLC (Building) ................................        4,232        78,396
  Irish Life PLC (Insurance) ........................        2,269        22,940
                                                                     -----------
                                                                         326,436
                                                                     -----------
Italy (5.66%)
  Assicurazioni Generali SpA (Insurance) ............          700        27,089
  Banca Popolare di Brescia SpA
   (Banks - Foreign) ................................        2,300        70,548
  Ente Nazionale Idrocarburi SpA (Oil & Gas) ........        6,261        36,138
  Istituto Nazionale delle Assicurazioni SpA
   (Insurance) ......................................       20,172        49,011
  Telecom Italia Mobile SpA
   (Telecommunications) .............................       12,986        87,374
  Telecom Italia SpA (Telecommunications) ...........        9,954       104,947
  UniCredito Italiano SpA (Banks - Foreign) .........       10,475        55,163
  Unione Immobiliare SpA (Real Estate
   Operations)* .....................................       20,172        11,199
                                                                     -----------
                                                                         441,469
                                                                     -----------
Japan (12.43%)
  Bank of Tokyo-Mitsubishi, Ltd.
   (Banks - Foreign) ................................        3,000        36,170
  Bridgestone Corp. (Rubber - Tires & Misc.) ........        2,000        44,770
  Fuji Photo Film Co., Ltd. (Leisure) ...............        1,000        36,761
  Fujitsu Ltd. (Computers) ..........................        4,000        49,914
  Honda Motor Co., Ltd. (Automobile/Trucks) .........        2,000        77,063
  Ito-Yokado Co., Ltd. (Retail) .....................        1,000        58,345
  Kansai Electric Power Co., Inc. (Utilities) .......        3,000        57,165
  Marui Co., Ltd. (Retail) ..........................        2,000        32,714
  Matsushita Electric Industrial Co., Ltd.
   (Electronics) ....................................        6,000       100,417
  Nippon Telegraph & Telephone Corp.
   (Telecommunications) .............................           13       107,196
  Nomura Securities Co., Ltd. (Finance) .............        4,000        32,916
  Sankyo Co., Ltd. (Medical) ........................        1,000        21,500
  Secom Co., Ltd. (Protection - Safety Equip
   & Svc.) ..........................................        1,000        77,653
  Sony Corp. (Electronics) ..........................        1,200        90,856
  Takeda Chemical Industries, Ltd. (Medical) ........        1,000        34,400
  TDK Corp. (Electronics) ...........................        1,000        71,751
  Terumo Corp. (Medical) ............................        2,000        40,808
                                                                     -----------
                                                                         970,399
                                                                     -----------
Netherlands (5.60%)
  ABN AMRO Holding NV (ADR) (Banks - Foreign) .......          159         3,250
  AEGON NV (Insurance) ..............................        1,092       114,172
  Akzo Nobel NV (Chemicals) .........................          880        33,426
  ING Groep NV (ADR) (Banks - Foreign) ..............        2,102       117,581
  Royal KPN NV (Telecommunications)  ................          900        47,296
  Royal Philips Electronics NV (Electronics) ........        1,296        90,476
  TNT Post Group NV (Transport) .....................          900        30,822
                                                                     -----------
                                                                         437,023
                                                                     -----------
Norway (0.68%)
  Orkla ASA (Diversified Operations) ................        3,988        53,425
                                                                     -----------
Portugal (1.90%)
  Electricidade de Portugal SA (Utilities) ..........        2,653        57,284
  Portugal Telecom SA (Telecommunications) ..........        1,854        90,928
                                                                     -----------
                                                                         148,212
                                                                     -----------
Singapore (0.61%)
  Overseas-Chinese Banking Corp., Ltd.
   (Banks - Foreign) ................................        5,374        35,875
  Singapore Telecommunications, Ltd.
   (Telecommunications) .............................        8,000        11,377
                                                                     -----------
                                                                          47,252
                                                                     -----------
Spain (4.05%)
  Argentaria SA (Banks - Foreign) ...................        1,856        44,483
  Banco Bilbao Vizcaya SA (Banks - Foreign) .........        2,009        29,795
  Banco Santander SA (Banks - Foreign) ..............           52         1,035
  Endesa SA (Utilities) .............................        1,042        27,654
  Iberdrola SA (Utilities) ..........................        1,290        20,210
  Repsol SA (Oil & Gas) .............................          431        22,697
  Telefonica SA (Telecommunications) ................        1,986        90,830
  TelePizza SA (Retail)* ............................        9,719        79,604
                                                                     -----------
                                                                         316,308
                                                                     -----------
Sweden (2.11%)
  Ericsson (LM) Telefonaktiebolaget
   (Telecommunications) .............................          787        20,857
  Investor AB (Diversified Operations) ..............        1,879        76,532
  Nordbanken Holding AB (Banks - Foreign) ...........       10,368        62,806
  Saab AB (Aerospace)* ..............................          494         4,344
                                                                     -----------
                                                                         164,539
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - International Equity Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Switzerland (9.14%)
  Adecco SA (Business Services - Misc.) .............          120       $62,953
  Barry Callebaut AG (Food) .........................          116        23,221
  Credit Suisse Group (Banks - Foreign) .............          127        19,725
  Nestle SA (Food) ..................................           76       143,480
  Novartis AG (Medical) .............................           75       131,601
  Roche Holding AG (Medical) ........................            7        88,666
  UBS AG (Banks - Foreign) ..........................          221        68,800
  Zurich Allied AG (Insurance) ......................          264       175,308
                                                                     -----------
                                                                         713,754
                                                                     -----------
United Kingdom (16.65%)
  Allied Zurich PLC (Insurance)* ....................        1,582        23,406
  Anglian Water PLC (B shares) (Utilities)* .........        2,000         1,475
  BP Amoco PLC (Oil & Gas) ..........................        6,257        88,612
  British Aerospace PLC (Aerospace)  ................        2,880        18,327
  British American Tobacco PLC (Tobacco) ............        1,582        14,442
  British Telecommunications PLC
   (Telecommunications) .............................        4,134        71,600
  Diageo PLC (Beverages) ............................        3,888        42,629
  Glaxo Wellcome PLC (Medical) ......................        3,618       115,525
  Kingfisher PLC (Retail) ...........................        6,000        76,076
  Lloyds TSB Group PLC (Banks - Foreign) ............       10,022       143,780
  Pearson PLC (Media) ...............................        1,941        42,625
  Pennon Group PLC (Utilities) ......................        2,000        33,726
  Royal & Sun Alliance Insurance Group PLC
   (Insurance) ......................................        6,303        53,321
  Royal Bank of Scotland Group PLC
   (Banks - Foreign) ................................        1,114        21,696
  Scottish & Southern Energy PLC (Utilities) ........        4,000        37,188
  SEMA Group PLC (Computers) ........................        4,973        55,800
  SmithKline Beecham PLC (Medical) ..................        9,958       140,866
  Tesco PLC (Retail) ................................       11,000        31,254
  Thames Water PLC (Utilities) ......................        1,200        19,793
  Unilever PLC (Consumer Products - Misc.) ..........       10,240        98,813
  Vodafone Group PLC (Telecommunications) ...........        7,024       128,917
  WPP Group PLC (Advertising) .......................        2,667        21,119
  Zeneca Group PLC (Medical) ........................          448        18,657
                                                                     -----------
                                                                       1,299,647
                                                                     -----------

                                  TOTAL COMMON STOCKS
                                    (Cost $6,826,588)      (97.49%)    7,609,259
                                                          --------   -----------

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                               SHARES OR WARRANTS     VALUE
-------------------                               ------------------     -----

WARRANTS
Germany (0.00%)
  Muenchener Rueckversicherungs-Gesellschaft
   AG (Insurance)* ..................................            2           $76
                                                                     -----------
                                       TOTAL WARRANTS
                                           (Cost $90)                         76
                                                                     -----------
                     TOTAL COMMON STOCKS AND WARRANTS
                                    (Cost $6,826,678)      (97.49%)    7,609,335
                                                          --------   -----------

PREFERRED STOCK
Germany (0.31%)
  Henkel KGaA (Chemicals) ...........................          298        23,916
                                                                     -----------
                                TOTAL PREFERRED STOCK
                                       (Cost $21,551)       (0.31%)       23,916
                                                          --------   -----------

                                               INTEREST    PAR VALUE
                                                 RATE    (000s OMITTED)
                                                 ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.54%)
  Investment in a joint repurchase
   agreement transaction with ABN
   AMRO, Inc. - Dated 02-26-98,
   due 03-01-99 (Secured by U.S.
   Treasury Notes, 5.50% thru 7.50%,
   due 07-15-99 thru 08-15-07)
   - Note A ..............................       4.75%        $120       120,000
                                                                     -----------
                         TOTAL SHORT-TERM INVESTMENTS       (1.54%)      120,000
                                                          --------   -----------
                                    TOTAL INVESTMENTS      (99.34%)    7,753,251
                                                          --------   -----------
                    OTHER ASSETS AND LIABILITIES, NET       (0.66%)       51,836
                                                          --------   -----------
                                     TOTAL NET ASSETS     (100.00%)   $7,805,087
                                                          ========   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust - International Equity Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at February 28, 1999 assigned to the various investment categories.

                                                      MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                                    AS A % OF NET ASSETS
---------------------                                    --------------------

Advertising ..........................                           0.27%
Aerospace ............................                           0.29
Automobile/Trucks ....................                           1.68
Banks - Foreign ......................                          14.05
Beverages ............................                           0.55
Building .............................                           1.00
Business Services - Misc. ............                           0.81
Chemicals ............................                           0.73
Computers ............................                           1.89
Consumer Products - Misc. ............                           1.27
Cosmetics & Personal Care ............                           1.69
Diversified Operations ...............                           6.97
Electronics ..........................                           4.78
Finance ..............................                           0.42
Food .................................                           3.61
Insurance ............................                          10.28
Leisure ..............................                           0.75
Machinery ............................                           1.67
Media ................................                           1.12
Medical ..............................                           8.21
Metal ................................                           0.32
Oil & Gas ............................                           4.57
Protection - Safety Equip. & Svc. ....                           1.00
Real Estate Operations ...............                           0.49
Retail ...............................                           6.66
Rubber - Tires & Misc. ...............                           0.57
Telecommunications ...................                          15.29
Tobacco ..............................                           0.19
Transport ............................                           0.40
Utilities ............................                           6.27
Short-Term Investments ...............                           1.54
                                                                -----
                      TOTAL INVESTMENTS                         99.34%
                                                                =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

NOTE A -

ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Multi-Sector Growth Fund ("Multi-Sector Growth Fund"), John Hancock Small Capitalization Growth Fund ("Small Capitalization Growth Fund"), John Hancock Small Capitalization Value Fund ("Small Capitalization Value Fund") and John Hancock International Equity Fund ("International Equity Fund") (each, a "Fund" and collectively, the "Funds") are separate portfolios of John Hancock Institutional Series Trust (the "Trust") an open-end management investment company registered under the Investment Company Act of 1940. Prior to January 1, 1998, Small Capitalization Growth Fund was known as John Hancock Small Capitalization Equity Fund and Small Capitalization Value Fund was known as John Hancock Fundamental Value Fund. All shareholders had redeemed out of the John Hancock Global Bond Fund ("Global Bond Fund") by the close of business on February 12, 1999, and the Global Bond Fund was abolished by unanimous consent of the Trustees in March 1999. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: the Funds, John Hancock Independence Balanced Fund, John Hancock Independence Value Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund and John Hancock Independence Medium Capitalization Fund. The other five series of the Trust are reported in separate financial statements. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

   The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Dividend Performers Fund is long-term growth of capital and of income without assuming undue market risk. The investment objective of the Multi-Sector Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Growth Fund is long-term growth of capital. The investment objective of the Small Capitalization Value Fund is capital appreciation with income as a secondary objective. The investment objective of the International Equity Fund is long-term growth of capital.

   Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

   The following Funds had capital loss carryforwards available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforwards are used by the Funds, no capital gain distributions will be made.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

   Additionally, net capital losses attributable to security transactions occurring after October 31, 1998 are treated as arising on the first day (March 1, 1999) of the Funds' next taxable year.

                                                                          POST 10/31/1998
                                                                              CURRENCY
                                     CAPITAL LOSS      POST 10/31/1998      LOSS TREATED
                                     CARRYFORWARD      LOSS TREATED AS       AS ARISING
FUND                                EXPIRES 2/28/07    ARISING 3/1/99          3/1/99
----                                ---------------    --------------          ------
Active Bond Fund ..................        --               $811                  --
Dividend Performers Fund ..........        --                --                   --
Multi-Sector Growth Fund ..........     $141,762             --                   --
Small Capitalization Growth Fund ..        --                --                   --
Small Capitalization Value Fund ...       29,564             --                   --
International Equity Fund .........        --                --                $20,465

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of investment operations of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Funds entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Funds to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each of the funds based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity for the year ended February 28, 1999.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, other than Dividend Performers Fund, may enter into forward

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency exchange contracts for the Funds at February 28, 1999 were as follows:

                                  PRINCIPAL AMOUNT      EXPIRATION   UNREALIZED
CURRENCY                        COVERED BY CONTRACT       MONTH     APPRECIATION
--------                        -------------------       -----     ------------
INTERNATIONAL EQUITY FUND
Sells
Pound Sterling                        55,246              MAR 99        $163
                                                                        ====

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

   When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

   For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

   There were no open positions in financial futures contracts at February 28, 1999 for the Funds.

OPTIONS The Funds may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Funds will be included in the Statements of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Funds may use option contracts to manage their exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk") or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all their counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' period-end Statements of Assets and Liabilities.

   There were no written option transactions for the year ended February 28, 1999 for the Funds.

NOTE B --

MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, as follows:

        FUND                                       RATE
        ----                                       ----
Active Bond Fund           0.50% of average daily net assets up to $1.5 billion
                           0.45% of such assets in excess of $1.5 billion

Dividend Performers Fund   0.60% of average daily net assets up to $500 million
                           0.55% of such assets in excess of $500 million

Multi-Sector Growth Fund   0.80% of average daily net assets up to $500 million
                           0.75% of such assets in excess of $500 million

Small Capitalization
  Growth Fund              0.80% of average daily net assets

Small Capitalization       0.70% of average daily net assets up to $500 million
  Value Fund               0.65% of such assets in excess of $500 million

International Equity Fund  0.90% of average daily net assets up to $500 million
                           0.65% of such assets in excess of $500 million

   Effective September 12, 1995, the Adviser agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.60% of Active Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Multi-Sector Growth Fund's average daily net assets, 0.90% of Small Capitalization Growth Funds' average daily net assets, 0.80% of Small Capitalization Value Fund's average daily net assets and 1.00% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the year ended February 28, 1999, the reduction in the Funds' expenses with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $96,073 for the Active Bond Fund, $50,673 for the Dividend Performers Fund, $66,990 for the Multi-Sector Growth Fund, $72,718 for the Small Capitalization Growth Fund, $52,019 for the Small Capitalization Value Fund and $147,337 for the International Equity Fund.

   The Adviser entered into a sub-advisory agreement with Sovereign Asset Management Corporation ("SAMCorp"), an affiliate of the Adviser, to provide certain investment research and portfolio management services for the Dividend Performers Fund, for which the Adviser paid SAMCorp (a) 20% of the advisory fee payable on the Fund's average daily net assets up to $100 million and (b) 55% of the advisory fee payable on the Fund's assets exceeding $100 million. SAMCorp waived their fee for the year ended February 28, 1999. As of the close of business on December 31, 1998, the service agreement with SAMCorp was eliminated.

   John Hancock Advisers International Ltd. (the "Sub-Adviser") serves as subadviser to International Equity Fund pursuant to a subadvisory agreement with that Fund and the Adviser. Formed in 1987, it is a wholly owned subsidiary of the Adviser. The Adviser pays John Hancock Advisers International Ltd. a monthly management fee, equivalent, on an annual basis, to the sum of (a) 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and (b) 90% of the advisory fee payable on the Fund's assets exceeding $500 million. The Funds are not responsible for payment of these subadvisory fees.

   The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 1999, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

   The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of JHMLICo. Each Fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

   The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The Adviser owned 11,765 shares of beneficial interest of the Multi-Sector Growth Fund as of February 28, 1999. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1999, the Funds' investment to cover the deferred compensation had unrealized appreciation of $4 for the Active Bond Fund, $11 for the Dividend Performers Fund, $25 for the Multi-Sector Growth Fund, none for the Small Capitalization Growth Fund, $21 for the Small Capitalization Value Fund and $9 for the International Equity Fund.

NOTE C --

INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended February 28, 1999 were as follows:

                                                    PURCHASES           SALES
                                                    ---------           -----
Active Bond Fund
  U.S. government securities ...............       $12,172,102       $13,122,383
  Other investments ........................         6,983,913         5,307,997
Dividend Performers Fund ...................        11,989,028        15,507,559
Multi-Sector Growth Fund ...................        35,350,449        54,377,681
Small Capitalization Growth Fund ...........         2,797,019         3,650,048
Small Capitalization Value Fund ............         9,792,755        10,710,875
International Equity Fund ..................         6,889,767         7,539,999

In addition, the Multi-Sector Growth Fund had investments with an aggregate market value of $14,772,231 at the date of withdrawal which were distributed in payment for capital withdrawals, resulting in capital gains for book purposes of $112,844.

   At February 28, 1999, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                                                        NET UNREALIZED
                                               AGGREGATE      GROSS UNREALIZED    GROSS UNREALIZED       APPRECIATION/
                                                  COST          APPRECIATION        DEPRECIATION        (DEPRECIATION)
                                                  ----          ------------        ------------        --------------
Active Bond Fund .........................     $5,721,882           $38,460           ($100,097)           ($61,637)
Dividend Performers
  Fund ...................................     14,346,526         3,832,551            (212,658)          3,619,893
Multi-Sector Growth
  Fund ...................................     15,478,768         2,430,425          (1,478,841)            951,584
Small Capitalization
  Growth Fund ............................      2,006,021           626,563            (171,776)            454,787
Small Capitalization
  Value Fund .............................      7,337,300           946,563            (871,175)             75,388
International Equity
  Fund ...................................      7,008,355         1,119,732            (374,836)            744,896

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 28, 1999, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to differences in the treatment of net operating losses and foreign currency gains and losses under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                                   CAPITAL         UNDISTRIBUTED NET          ACCUMULATED NET
                                                   PAID-IN      INVESTMENT INCOME (LOSS)    REALIZED GAIN (LOSS)
                                                   -------      ------------------------    --------------------
Active Bond Fund ........................            ($44)                   $7                      $37
Dividend Performers Fund ................            (184)                   21                      163
Multi-Sector Growth Fund ................          71,280                41,203                 (112,483)
Small Capitalization Growth Fund ........             (18)               13,687                  (13,669)
Small Capitalization Value Fund .........          (1,268)                3,725                   (2,457)
International Equity Fund ...............          (6,076)                2,719                    3,357

================================================================================

                 John Hancock Funds - Institutional Series Trust

INDEPENDENT AUDITORS' REPORT
To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Growth Fund (formerly John Hancock Small Capitalization Equity
Fund), John Hancock Small Capitalization Value Fund (formerly John Hancock Fundamental Value Fund) and John Hancock International Equity Fund) (the "Funds") as of February 28, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended February 28, 1999 and 1998, and the financial highlights for each of the years in the four-year period ended February 28, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting John Hancock Institutional Series Trust at February 28, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 2, 1999


TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Funds for the fiscal year ended February 28, 1999.

   The Funds designated the following as long-term capital gain dividends during the fiscal year ended February 28, 1999.

   Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                                   LONG-TERM       DIVIDENDS
                                                 CAPITAL GAINS     RECEIVED
                                                   DESIGNATED      DEDUCTION
                                                   ----------      ---------
Active Bond Fund ...........................          $2,890          --%
Dividend Performers Fund ...................       1,367,155        100.00
Multi-Sector Growth Fund ...................         144,312          5.05
Small Capitalization Growth Fund ...........         134,250          --
Small Capitalization Value Fund ............         501,590        100.00
International Equity Fund ..................            --            --

======================================NOTES=====================================

                 John Hancock Funds - Institutional Series Trust

======================================NOTES=====================================

                 John Hancock Funds - Institutional Series Trust

======================================NOTES=====================================

                 John Hancock Funds - Institutional Series Trust

================================================================================

                                                                ---------------
[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
       A Global Investment Management Firm                       U.S. Postage
                                                                     PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                     Randolph, MA
1-800-225-5291 1-800-554-6713 (TDD)                              Permit No. 75
INTERNET: www.jhancock.com/funds                                ---------------

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              KB00A 2/99
                                                                            4/99

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                           Institutional Series Trust

                           Independence Balanced Fund
                             Independence Value Fund
                  Independence Diversified Core Equity Fund II
                            Independence Growth Fund
                     Independence Medium Capitalization Fund

                                FEBRUARY 28, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================Table of Contents===============================

                                                                            Page

1) Chairman's Message.......................................................   3

2) Portfolio Manager Commentary

      This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

      John Hancock Independence Balanced Fund...............................   4
      John Hancock Independence Value Fund .................................   7
      John Hancock Independence Diversified Core Equity Fund II.............  10
      John Hancock Independence Growth Fund.................................  13
      John Hancock Independence Medium Capitalization Fund..................  16

3) Financial Statements.....................................................  19

4) Notes To Financial Statements............................................  48

             -------------------------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                STEPHEN L. BROWN
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                          * MEMBERS OF AUDIT COMMITTEE

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                 ANNE C. HODSDON
                       PRESIDENT, CHIEF OPERATING OFFICER
                          AND CHIEF INVESTMENT OFFICER

                                 OSBERT M. HOOD
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                 SUSAN S. NEWTON
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI
                          VICE PRESIDENT AND TREASURER
                                THOMAS H. CONNORS
                      VICE PRESIDENT AND COMPLIANCE OFFICER

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                              BOSTON, MA 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                              INVESTMENT SUBADVISER
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                                BOSTON, MA 02109

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                                125 SUMMER STREET
                              BOSTON, MA 02110-1617

             -------------------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause-- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds-- considered a safer alternative to stocks-- went on a roller coaster ride.

      But there was one clear lesson from 1998: that sticking out the tough times paid off. After reaching new highs last July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. But, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The final result for the year: an average 14.52% return, as calculated by Lipper, Inc.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

      Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during last summer's discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

      In the first two months of 1999, the financial markets showed more stability and the Dow Jones Industrial Average approached record highs. While volatility remains on many investors' minds, at this time of year thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

      We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


               /s/ Edward J. Boudreau, Jr.

          EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY JANE A. SHIGLEY AND JEFFREY B. SAEF
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                           Independence Balanced Fund

                  Large-cap stocks and U.S. Treasury bonds post
                    strong returns amid growing U.S. economy

"Our successful asset allocation approach was the main reason for our out performance."

Despite economic problems in many areas of the world, a strong U.S. economy and falling interest rates continued to help boost stock prices over the past year, especially those of the largest, well-known companies. At the same time, a global flight to quality helped Treasury bonds perform well at the expense of other fixed-income securities for much of the year -- an imbalance that partially reversed itself in 1999. For the 12-month period ended February 28, 1999, John Hancock Independence Balanced Fund posted a total return of 14.50% at net asset value, compared to the average balanced fund's 6.96% return, according to Lipper, Inc. In the same period, a 50/50 blended index combining the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index (L.B.G.C.) returned 13.55%. For historical performance information, see page six.

--------------------------------------------------------------------------------
[Pie chart at bottom left hand column with heading "Portfolio Diversification." The chart is divided into four sections (from top to left): Common Stocks 61%, Short-Term Investments & Other 1%, Corporate Bonds 12%, and U.S. Government & Agency Bonds 26%. A note below the chart reads "As a percentage of net assets on February 28, 1999."]
--------------------------------------------------------------------------------

      Our successful asset allocation approach was the main reason for our outperformance. We kept the Fund more or less constant at 60% stocks, 40% bonds through August. By the end of that month, we raised our equity allocation to 65%, based on our view that the market's summer sell-off had created some compelling values. We benefited from that stance throughout the fourth-quarter 1998 stock market rally, and eventually brought our equity stake back to 61% by the end of the fiscal year.

Stocks: Leaders and laggards

Security selection also helped our performance in a year that clearly separated the winning stocks from the losers. Specialty retailer Home Depot benefited from a red-hot home building and improvement boom, while rival Lowe's Cos. proved itself a formidable competitor. Our telephone holdings generally did well, with MCI WorldCom leading the pack. While car makers

================================================================================

                     JOHN HANCOCK INDEPENDENCE BALANCED FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 14.50% total return for John Hancock Independence Balanced Fund. The second bar represents the 6.96% total return for Average balanced fund. The third bar represents the 13.55% total return for 50% S&P 500 Stock Index/50% L.B.G.C. Bond Index. A note below the chart reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

had a relatively good year, Ford Motor Co. clearly was one of the best performers in that sector. Communications companies, particularly Lucent Technologies, also were consistently good performers. Insurer General Re performed well when it was acquired by Berkshire Hathaway. On the down side, our stock selection in the health-care segment modestly detracted from our performance. Despite being high-quality companies, HEALTHSOUTH Corp. and Health Management Associates suffered from various governmental investigations of the industry's pricing practices. Oil service companies including Baker Hughes, Halliburton, Phillips Petroleum and USX-Marathon Group were weak throughout the year when oil prices collapsed, and we sold some.

Flight to quality

All bonds generally performed well during the first several months of the period as interest rates drifted lower. In the late summer and early fall, however, there were growing fears about the protracted economic problems in Asia, Russia and Latin America and new worries about financial institutions' exposure to hedge funds. Those concerns prompted investors to seek out the safety and liquidity of U.S. Treasury bonds from August through October and to simultaneously shun U.S. government agency, corporate and mortgage securities. In mid-October, the Federal Reserve stepped in to calm the markets, cutting interest rates and reassuring investors. Since then, investors have returned to agency, corporate and mortgage securities. Treasury bonds have retreated after investors pushed their yields higher on news of stronger-than-expected economic growth. Our overweighted stake in corporate and mortgage securities detracted from our performance for much of the year, although both gained ground on U.S. Treasuries during the final four months of the period. Despite their short-term travails, we hung on to mortgage and corporate bonds because we feel that their high yields and attractive prices, relative to Treasuries, will ultimately translate into higher total returns.

Outlook

We're optimistic about the prospects for stocks, although we don't think that their 1999 returns will rival the gains of 1998. Although robust now, we see indications that the economy will slow later this year, potentially as a result of weaker capital spending. That would go a long way toward thwarting any inflationary pressures that might build. In that type of non-inflationary, slower growth environment, we think the corporate and mortgage securities are poised to perform better than U.S. Treasuries.

"...we see indications that the economy will slow later this year..."

================================================================================

                     JOHN HANCOCK INDEPENDENCE BALANCED FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                                        SINCE
                                                         ONE          INCEPTION
                                                        YEAR          (7/6/95)
                                                        -----          ------
Cumulative Total Returns                                21.45%         71.96%
Average Annual Total Returns(1)                         21.45%         16.82%

                                      YIELD

As of February 28, 1999
                                                               SEC 30-DAY
                                                                  YIELD
                                                                 ------
John Hancock Independence Balanced Fund                           2.01%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the one-year and since inception periods would have been 21.40% and 15.69%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in a blend of 50% in the Standard & Poor's 500 Stock Index and 50% in the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that measures the performance of U.S. corporate bonds and Yankee bonds.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the 50/50 blended index of the Standard & Poor's 500 Stock Index and Lehman Brothers Government/Corporate Bond Index and is equal to $466,504 as of February 28, 1999. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995, and is equal to $427,770 as of February 28, 1999.]
--------------------------------------------------------------------------------

================================================================================

              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             Independence Value Fund

                   Stock market is volatile, but large-company
                      growth stocks deliver strong returns

The stock market cut a jagged course throughout the year. In the spring, continued deterioration in Asia and the possibility of corporate earnings shortfalls pulled U.S. stocks down. A brief recovery led to a new high in mid-July. But Russia's decision to default on its debt along with concerns about Latin America's financial markets again sent the market swooning. Failing hedge funds further aggravated growing liquidity problems. The Federal Reserve gave stocks a boost, however, when it cut short-term interest rates during the fall. This, along with a healthy U.S. economy, fueled the market to a strong finish. The Standard & Poor's 500 Stock Index delivered a 19.73% return for the year ended February 28, 1999. Market leaders were large-company stocks, especially growth stocks and technology names. The Russell 1000 Value Index -- which does not include high-priced technology leaders -- returned 9.21% for the same period. The average growth and income fund returned 6.49%, according to Lipper, Inc. Thanks to its large-company bias and strong stock selection, John Hancock Independence Value Fund delivered a 9.87% return at net asset value. For historical performance information, please see page nine.

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Wells Fargo 3.7%, the second is IBM 2.8%, the third SBC Communications 2.6%, the fourth United Technologies 2.6% and the fifth Comerica 2.5%. A note below the table reads "As a percentage of net assets on February 28, 1999."]
--------------------------------------------------------------------------------

Leaders and laggards

Utilities and telecommunications stocks were top performers. Investors flocked to utilities for safety, dividends and insulation from overseas problems. Montana Power, which returned 98% for the period, also benefited from shifting its focus away from power generation toward telecommunications. Our largest name in the utilities sector was SBC Communications, which we bought last May following its merger with Ameritech. The stock has since returned 38%. AT&T also did well as new management began leveraging the brand name to expand its share of the high-growth wireless services market while also cutting costs.

"Utilities and telecommunications stocks were top performers."

================================================================================

                      JOHN HANCOCK INDEPENDENCE VALUE FUND

"We expect continued market volatility to provide more opportunities..."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 9.87% total return for John Hancock Independence Value Fund . The second bar represents the 6.49% total return for Average growth and income fund. The third bar represents the 9.21% total return for Russell 1000 Value Index. A note below the chart reads "The total return for John Hancock Independence Value Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

      Other top performers included IBM, up 64% for the period, thanks to its successful remake as an information technology solutions provider. United Technologies, the diversified aerospace conglomerate, delivered strong results as operating performance improved. And Viacom -- the media company that owns Blockbuster Video, MTV and Nickelodeon television networks, and produces major movies like "Titanic" -- racked up an 85% return for the period. Allegiance, a medical distribution company that successfully restructured its business and was bought by Cardinal Health in October, also boosted performance significantly. Finally, Pitney Bowes had a strong year as users migrated from mechanical postage meters to higher margin digital meters.

      Our disappointments came mainly in the finance and oil sectors. Emerging-market fears and hedge fund fall-out hurt banking stocks. This affected even Comerica, a regional bank with no overseas business, as well as Citigroup and BankAmerica. Insurance stocks like Hartford Financial Services Group and Travelers Property Casualty suffered from a competitive operating environment that kept a lid on prices. Finally, oil stocks like Texaco and Baker Hughes remained depressed by historically low oil prices.

More opportunity ahead

During the past six months, we capitalized on many market opportunities. We added substantially to our stake in Wells Fargo, following trouble with its First Interstate acquisition. The stock has great prospects and a strong management team dedicated to ensuring it meets or exceeds earnings expectations. We also beefed up our investment in telecommunications names, picking up MCI WorldCom after the third-quarter correction and Tellabs, as concerns mounted that overseas turmoil would slow demand. We expect continued market volatility to provide more opportunities like these. Going forward, we're optimistic about the economy, the market and value stocks. The same factors remain in place to keep the economy growing in the coming year: low interest rates, low inflation, low unemployment and decent demand. We expect the stock market to continue to produce gains, as increased productivity helps boost corporate earnings. We'll stick to our disciplined stock picking strategy and patiently wait for value stocks to come back into favor.

================================================================================

                      JOHN HANCOCK INDEPENDENCE VALUE FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                                        SINCE
                                                         ONE          INCEPTION
                                                        YEAR          (10/2/95)
                                                        -----          -------
Cumulative Total Returns                                18.79%         101.76%
Average Annual Total Returns(1)                         18.79%          24.14%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the one-year and since inception periods would have been 17.93% and 17.74%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Independence Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 1000 Value Index--an unmanaged capitalization weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a less-than-average growth orientation.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Independence Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell 1000 Value Index and is equal to $503,729 as of February 28, 1999. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Value Fund on October 2, 1995, and is equal to $498,758 as of February 28, 1999.]
--------------------------------------------------------------------------------

================================================================================

                BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                  Independence Diversified Core Equity Fund II

             Large growth stocks lead the market in a volatile year

"...dual focus on value and growth stocks helped..."

A handful of mega-cap, blue-chip stocks sustained the stock market's advance over the last 12 months, overcoming extreme volatility that battered much of the broader market. After reaching new highs in mid-July, stocks plunged across the board through early October, hit by a dramatic change in investor sentiment when a growing list of economic and currency woes hit Asia, Russia and Latin America. On the edge of a bear market, stocks reversed course yet again in the fourth quarter of 1998 on the strength of solid corporate earnings and three interest-rate cuts by the Federal Reserve aimed at preventing a stall in the U.S. economy. However, the market's strength grew ever narrower, and the gap widened between the performance of different market segments. Large companies far outperformed smaller ones, often regardless of company fundamentals. For the year ended February 28, 1999, the broad Standard & Poor's 500 Stock Index -- the Fund's benchmark -- returned 19.73%, with much of that return coming from its largest names. Growth stocks of all sizes -- those with strong earnings growth selling for high valuation levels (many of them technology companies) -- beat value stocks, or those selling for less than their worth.

--------------------------------------------------------------------------------
[Table at top bottom hand column entitled "Top Five Common Stock Holdings." The first listing is Microsoft 4.2%, the second is Intel 3.5%, the third General Electric 3.5%, the fourth Citigroup 3.3% and the fifth MCI WorldCom 2.4%. A note below the table reads "As a percentage of net assets on February 28, 1999."]
--------------------------------------------------------------------------------

Performance review

Despite the cross currents, John Hancock Diversified Core Equity Fund II kept pace with the Index and significantly outperformed its peers. For the year ended February 28, 1999, the Fund posted a total return of 18.98% at net asset value, compared to the 6.49% return of the average growth and income fund, according to Lipper, Inc. Historical performance information can be found on page 12. Strong individual stock selection was the key to our performance, as our strategy of buying reasonably valued stocks of companies with improving fundamentals

================================================================================

            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 18.98% total return for John Hancock Independence Diversified Core Equity Fund II . The second bar represents the 6.49% total return for Average growth and income fund. The third bar represents the 19.73% total return for S&P 500 Stock Index. A note below the chart reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

proved its worth. Our dual focus on value and growth stocks helped in this divergent market and we didn't take large sector or stock bets, which helped manage our risk level.

      From the outset of the period, we also kept an underweighting in multinational companies, based on our expectation that weak Asian demand in the short term would lead to reduced earnings. This move helped cushion the Fund during last summer and fall's market downdraft.

Technology, retailers, health care

Technology, telecommunications and consumer stocks-- all areas of perceived growth-- were the strongest sectors for the Fund. Included were some of the Fund's top holdings, like Microsoft, Intel and telecommunications giant MCI WorldCom. Telecommunications equipment companies including Lucent Technologies, Northern Telecom Ltd. and Tellabs were particularly strong. They were boosted by increased spending on telecommunications equipment.

      Strong consumer spending all year boosted retailers Home Depot and Lowe's Cos. Within the health-care arena, our large drug-company stocks, including Eli Lilly, Merck and Bristol-Myers Squibb, led the way. Their steady earnings growth continues to be powered by a healthy pipeline of new products, favorable demographics and the ability to control pricing. Another great performer was Sepracor, a manufacturer of molecules that, when attached to existing drugs, reduce their side effects.

      Disappointments came from health-care services companies, like HEALTHSOUTH, whose stock prices were hurt by reduced government reimbursements. Apparel companies Liz Claiborne and Warnaco were weak due to excess inventory and cheaper competition from Asian companies, so we sold these positions.

Outlook

Our optimism for the stock market is tinged with caution in the near term. The U.S. economy remains stronger than expected, which has sparked a rise in interest rates since January and renewed inflation fears, even though inflation is tame. At the same time, corporate profit growth forecasts appear lower -- a formula that heightens the market's risk element. In this environment, our disciplined investment strategy of owning companies with improving fundamentals and good value, and our strong emphasis on risk management, should continue to serve us well.

"Our optimism for the stock market is tinged with caution in the near term."

================================================================================

            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                                        SINCE
                                                         ONE          INCEPTION
                                                        YEAR          (3/10/95)
                                                        -----          -------
Cumulative Total Returns                                30.16%         154.69%
Average Annual Total Returns(1)                         30.16%          27.78%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets. However, for the year ended February 28, 1999, the Fund's expense ratio was 0.63% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the since inception period would have been 27.76%.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $666,899 as of February 28, 1999. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995, and is equal to $635,916 as of February 28, 1999.]
--------------------------------------------------------------------------------

================================================================================

              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            Independence Growth Fund

             U.S. stock market is rocky, but economy remains strong

"Some of our biggest winners were also the Fund's largest investments."

Fear and uncertainty dominated investment markets over the past year. Concerns about Asia and possible corporate earnings shortfalls dogged U.S. stocks last spring. Stocks peaked briefly in mid-July before Latin America's financial problems, Russia's debt troubles, failing hedge funds and a growing liquidity crunch sent the market into a free fall. Meanwhile, the U.S. economy remained healthy, with low inflation, low unemployment and strong consumer spending. When the Federal Reserve cut interest rates in the fall, the market was ready to take off. Led by large-company stocks and the technology sector, the Standard & Poor's 500 Index returned 19.73% for the year ended February 28, 1999.

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Microsoft 5.0%, the second is Intel 4.6%, the third General Electric 3.7%, the fourth Lucent Technologies 3.5% and the fifth Home Depot 2.8%. A note below the table reads "As a percentage of net assets on February 28, 1999."]
--------------------------------------------------------------------------------

      While many investors panicked, we stuck to our disciplined strategy of buying cheap stocks with good prospects for earnings growth. We also matched the sector weightings and risk characteristics of the Russell 1000 Growth Index. This combination helped John Hancock Independence Growth Fund generate a 22.92% return at net asset value for the year ended February 28, 1999. During the same period, the average growth fund returned 13.19%, according to Lipper, Inc., and the Russell 1000 Growth Index returned 26.55%. For historical performance information, please see page 15. The Fund benefited from owning large-company stocks, making good stock selections and capitalizing on market opportunities. However, our decision not to participate in the Internet mania, along with a few disappointments late in the period, kept us from further gains.

Top names deliver

Some of our biggest winners were also the Fund's largest investments. Lucent Technologies, the telecommunications equipment manufacturer, and Home Depot, the building retailer, continued to post strong sales, gain market share and surpass earnings expectations. Both stocks posted returns in excess of 80% for

================================================================================

                      JOHN HANCOCK INDEPENDENCE GROWTH FUND

"We expect stocks to do well, even if they don't match the returns of recent years."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 30% at the top. The first bar represents the 22.92% total return for John Hancock Independence Growth Fund . The second bar represents the 13.19% total return for Average growth fund. The third bar represents the 26.55% total return for Russell 1000 Growth Index. A note below the chart reads "The total return for John Hancock Independence Growth Fund is at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

the period. Not far behind was Microsoft, which benefited from a shift toward higher-margin products like operating systems for servers. A similar shift also helped Intel, while strong management continued to propel General Electric. Other top performers included Amgen, a drug company that sells kidney dialysis medicine, and Guidant, which has developed superior stents for opening up blocked arteries. In addition, United Technologies, a diversified aerospace company with a great balance sheet and skilled management, saw its stock price rise 41% for the period.

      We also had our share of disappointments. HEALTHSOUTH, a national rehabilitation company, crumbled as HMOs pressured it to cut rates. We held on, expecting the cuts to be less than anticipated. We sold our stake in Procter & Gamble, which continued to have weaker sales than expected due to pricing problems in major markets and softening demand overseas. In addition, slower demand related to Y2K temporarily hurt companies like J.D. Edwards, which develops software to improve business efficiency, and Computer Associates International, which develops software to manage computer networks as well as mainframe systems.

Market opportunities

The market downturn gave us a great buying opportunity. We acquired Avon Products when most investors feared that troubles in Brazil would hurt earnings. We also bought MCI WorldCom, which has the best collection of global network assets in the industry, along with great cost synergies from the merger and robust revenue and earnings growth. Both Avon and MCI rebounded quickly from their lows, significantly boosting performance. We also added Compaq Computer after it acquired Digital Equipment Company, and Colgate-Palmolive, which suffered from its large Latin American exposure despite management's proven skill in emerging markets.

      As we look ahead, we believe volatility will provide more opportunities like these. We remain optimistic about both the economy and the stock market. Continued low interest rates, low inflation, decent demand and low unemployment should keep the U.S. economy growing at a moderate pace. We expect stocks to do well, even if they don't match the returns of recent years. In all market conditions, we believe the best returns will come from sticking with our disciplined strategy.

================================================================================

                      JOHN HANCOCK INDEPENDENCE GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                                        SINCE
                                                         ONE          INCEPTION
                                                        YEAR          (10/2/95)
                                                        -----          -------
Cumulative Total Returns                                37.94%         137.43%
Average Annual Total Returns(1)                         37.94%          30.52%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the one-year and since inception periods would have been 36.71% and 22.61%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 1000 Growth Index -- an unmanaged capitalization weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a greater-than-average growth orientation.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Independence Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Growth Fund on October 2, 1995, and is equal to $589,574 as of February 28, 1999. The second line represents the Russell 1000 Growth Index and is equal to $588,526 as of February 28, 1999.]
--------------------------------------------------------------------------------

================================================================================

               BY DAVID CANAVAN FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                     Independence Medium Capitalization Fund

              Investor neglect leads to flat mid-cap stock returns

"...more cyclical, or economically sensitive, mid-cap stocks were hurt the worst..."

Medium-capitalization stocks made only slight progress during the past 12 months, stymied by the flight to quality that overtook global markets. Throughout the year, investors continued to add to their growing list of concerns. Initially they feared that sagging Southeast Asian economies would curtail earnings growth. Depending on what month it was, investors also fretted that inflation was picking up or, conversely, that deflation was about to take hold. In late summer, Russia effectively defaulted on its debt, a large hedge fund veered toward collapse and Latin America looked shaky as Brazil devalued its currency. In response, frazzled investors pushed an extremely small handful of very large-company stocks higher, leaving behind less-prominent stocks -- including the vast majority of the mid-cap market.

--------------------------------------------------------------------------------
[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Marsh & McLennan Cos. 2.0%, the second is Comerica, Inc. 1.9%, the third Tellabs 1.8%, the fourth Hartford Financial Services Group 1.8% and the fifth Honeywell 1.7%. A note below the table reads "As a percentage of net assets on February 28, 1999."]
--------------------------------------------------------------------------------

Strategy and performance review

The weak performance of medium-capitalization stocks was reflected in the performance of John Hancock Independence Medium Capitalization Fund, which had a total return of 0.96% at net asset value for the year ended February 28, 1999. For the same period, the average mid-cap fund returned -0.41%, according to Lipper, Inc., and the Callan Medium Capitalization Index returned 3.77%. Please see page 18 for historical performance information.

      The more cyclical, or economically sensitive, mid-cap stocks were hurt the worst in response to shriveling global demand coupled with supply gluts. Energy stocks, for instance, got crushed when the price of oil collapsed to 12-year lows. Some of the biggest detractors from the Fund's performance were oil

================================================================================

              JOHN HANCOCK INDEPENDENCE MEDIUM CAPITALIZATION FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended February 28, 1999." The chart is scaled in increments of 5% with -5% at the bottom and 5% at the top. The first bar represents the 0.96% total return for John Hancock Independence Medium Capitalization Fund . The second bar represents the -0.41% total return for Average mid-cap fund. The third bar represents the 3.77% total return for Callan Medium Capitalization Index. A note below the chart reads "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

companies such as Baker Hughes, which we sold. Chemical stocks also performed poorly for similar supply and demand reasons, which hurt the bulk of our holdings in that sector as well.

      In contrast, domestically focused companies topped our list of leaders. They benefited from the somewhat surprising resiliency of the U.S. economy, falling interest rates and strong consumer confidence. Some of the brightest spots for the Fund were selected health-care holdings, which also enjoyed gains from investors' search for predictable earnings growth. Guidant Corp. advanced as the company continued to operate a profitable business while its competitors faltered. Sepracor, which makes improved versions of poplar drugs and partners with largepharmaceutical companies to distribute them, also had good gains. Retailers -- including clothier Tommy Hilfiger, office supply chain Staples and discounter TJX Cos. -- performed nicely thanks to their domestic focus and strong consumer spending. Lowe's Cos. was helped by the twin engines of a home improvement boom and its own aggressive expansion, both of which aided sales. Our financial stocks also were winners for the most part, with General Re performing particularly well, so we took profits. After suffering through the market's darkest days last fall, financial stocks rebounded somewhat when the Federal Reserve revived investor confidence with three interest-rate cuts.

      Because of our emphasis on companies that provide superior earnings at a reasonable value, we avoided Internet stocks. We felt that most were priced beyond what we considered to be the most remote frontiers of reason. We did, however, enjoy strong gains from some indirect plays on the Internet. Montana Power, for example, was one of our best performers thanks in large part to its huge fiber-optic network which is used for Internet connectivity, among other things.

Outlook

We believe that the overall backdrop for stocks is reasonably good. We expect the U.S. economy and corporate earnings to continue to grow, although both will likely slow some from last year's pace. As long as the world's economies continue to struggle, inflation should hover around its current, almost non-existent level. That's why we believe that interest rates will move lower by year end. As for medium-capitalization stocks, we think they offer both a good value and attractive return potential compared to their large-company counterparts.

"We expect the U.S. economy and corporate earnings to continue to grow..."

================================================================================

              JOHN HANCOCK INDEPENDENCE MEDIUM CAPITALIZATION FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1998

                                                                        SINCE
                                                         ONE          INCEPTION
                                                        YEAR          (10/2/95)
                                                        -----          -------
Cumulative Total Returns                                12.25%          83.24%
Average Annual Total Returns(1)                         12.25%          20.51%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the one-year and since inception periods would have been 11.76% and 18.89%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Callan Medium Capitalization Index--an unmanaged index that covers 25% of the Callan Broad Market Index, with companies that range from approximately $1 billion to $5 billion in capitalization.

--------------------------------------------------------------------------------
[Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995, and is equal to $445,518 as of February 28, 1999. The second line represents the Callan Medium Capitalization Index and is equal to $445,101 as of February 28, 1999.]
--------------------------------------------------------------------------------

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

                                                                                                  INDEPENDENCE    INDEPENDENCE
                                                                                                  BALANCED FUND    VALUE FUND
                                                                                                  -------------    ----------
Assets:
  Investments at value - Note C:
    Common stocks (cost - $40,888,483 and $5,561,823, respectively) ..........................     $50,897,225     $6,596,331
    Corporate bonds (cost - $9,671,632 and none, respectively) ...............................       9,592,258             --
    U.S. government and agencies securities (cost - $21,941,069 and none,
      respectively) ..........................................................................      21,558,124             --
    Joint repurchase agreement (cost - $1,207,000 and $105,000, respectively) ................       1,207,000        105,000
    Corporate savings account ................................................................             589            432
                                                                                                   -----------     ----------
                                                                                                    83,255,196      6,701,763
  Receivable for investments sold ............................................................       3,975,142             --
  Dividends receivable .......................................................................          54,944         13,381
  Interest receivable ........................................................................         437,932             43
  Receivable from John Hancock Advisers, Inc. - Note B .......................................              --          5,604
  Deferred organization expenses - Note A ....................................................           2,530          2,771
  Other assets ...............................................................................           1,323            118
                                                                                                   -----------     ----------
                          Total Assets .......................................................      87,727,067      6,723,680
                          ---------------------------------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased ..........................................................       4,649,636             --
  Payable for shares repurchased .............................................................             376             31
  Payable to John Hancock Advisers, Inc. and affiliates - Note B .............................          36,280             --
  Accounts payable and accrued expenses ......................................................          71,685         38,918
                                                                                                   -----------     ----------
                          Total Liabilities ..................................................       4,757,977         38,949
                          ---------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ............................................................................      71,224,043      5,615,821
  Accumulated net realized gain on investments ...............................................       1,927,778         22,874
  Net unrealized appreciation of investments .................................................       9,546,443      1,034,510
  Undistributed net investment income ........................................................         270,826         11,526
                                                                                                   -----------     ----------
                          Net Assets .........................................................     $82,969,090     $6,684,731
                          ===================================================================================================
Net Asset Value Per Share:
  (Based on 6,919,809 and 540,757 shares, respectively, of beneficial interest
  outstanding - unlimited number of shares authorized with no par value) .....................          $11.99         $12.36
  ===========================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 1999. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities (continued)
February 28, 1999
--------------------------------------------------------------------------------

                                                                                                                       INDEPENDENCE
                                                                                        INDEPENDENCE                      MEDIUM
                                                                                      DIVERSIFIED CORE INDEPENDENCE   CAPITALIZATION
                                                                                       EQUITY FUND II   GROWTH FUND        FUND
                                                                                        ------------    -----------     -----------
Assets:
  Investments at value - Note C:
    Common stocks (cost - $403,350,363, $5,970,891 and $8,998,211, respectively) ....   $548,439,581     $7,628,419     $10,223,322
    Joint repurchase agreement (cost - $2,966,000, $250,000 and $330,000,
      respectively) .................................................................      2,966,000        250,000         330,000
    Corporate savings account .......................................................            677            152             699
                                                                                        ------------     ----------     -----------
                                                                                         551,406,258      7,878,571      10,554,021
  Receivable for investments sold ...................................................        783,763          2,997         309,150
  Receivable for shares sold ........................................................         23,179             --              --
  Dividends receivable ..............................................................        555,057          5,697          13,184
  Interest receivable ...............................................................          1,210            100             132
  Receivable from John Hancock Advisers, Inc. - Note B ..............................             --          3,548           4,343
  Deferred organization expenses - Note A ...........................................          1,937          2,771           2,771
  Other assets ......................................................................         23,591             67             391
                                                                                        ------------     ----------     -----------
                          Total Assets ..............................................    552,794,995      7,893,751      10,883,992
                          ---------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased .................................................             --             --         434,349
  Payable for shares repurchased ....................................................        133,214            320           2,770
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ....................        280,717             --              --
  Accounts payable and accrued expenses .............................................         84,809         38,854          39,590
                                                                                        ------------     ----------     -----------
                          Total Liabilities .........................................        498,740         39,174         476,709
                          ---------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................................    389,571,290      6,018,778       8,767,046
  Accumulated net realized gain on investments ......................................     17,225,486        178,307         410,338
  Net unrealized appreciation of investments ........................................    145,089,882      1,657,530       1,225,125
  Undistributed net investment income (distributions in excess of net investment
    income) .........................................................................        409,597            (38)          4,774
                                                                                        ------------     ----------     -----------
                          Net Assets ................................................   $552,296,255     $7,854,577     $10,407,283
                          =========================================================================================================
Net Asset Value Per Share:
  (Based on 35,211,236, 445,024 and 864,732 shares, respectively, of beneficial
  interest outstanding - unlimited number of shares authorized with no par value) ...         $15.69         $17.65          $12.04
  =================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Year ended February 28, 1999
--------------------------------------------------------------------------------

                                                                                  INDEPENDENCE      INDEPENDENCE
                                                                                  BALANCED FUND      VALUE FUND
                                                                                  -------------      ----------
Investment Income:
  Interest ...................................................................      $1,790,248          $5,318
  Dividends (net of foreign withholding tax of $3,487 and $356,
    respectively) ............................................................         683,817         128,841
                                                                                   -----------        --------
                                                                                     2,474,065         134,159
                                                                                   -----------        --------
  Expenses:
    Investment management fee - Note B .......................................         548,817          54,202
    Custodian fee ............................................................          48,781          11,937
    Registration and filing fees .............................................          47,037          26,234
    Transfer agent fee - Note B ..............................................          39,201           3,388
    Auditing fee .............................................................          26,444          17,444
    Financial services fee - Note B ..........................................          12,152           1,055
    Printing .................................................................           9,383           9,683
    Trustees' fees ...........................................................           5,579             495
    Miscellaneous ............................................................           2,350           1,195
    Organization expense - Note A ............................................           1,872           1,748
    Legal fees ...............................................................             797             144
                                                                                   -----------        --------
                          Total Expenses .....................................         742,413         127,525
                          ------------------------------------------------------------------------------------
                          Less Expense Reductions - Note B ...................         (36,828)        (63,080)
                          ------------------------------------------------------------------------------------
                          Net Expenses .......................................         705,585          64,445
                          ------------------------------------------------------------------------------------
                          Net Investment Income ..............................       1,768,480          69,714
                          ------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ......................................       5,998,751         834,769
  Change in net unrealized appreciation/(depreciation) of investments ........       2,931,412        (193,421)
                                                                                   -----------        --------
                          Net Realized and Unrealized Gain on Investments ....       8,930,163         641,348
                          ------------------------------------------------------------------------------------
                          Net Increase in Net Assets Resulting from Operations     $10,698,643        $711,062
                          ====================================================================================

The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Operations (continued)
Year ended February 28, 1999
--------------------------------------------------------------------------------

                                                                                                                       INDEPENDENCE
                                                                                      INDEPENDENCE                        MEDIUM
                                                                                    DIVERSIFIED CORE  INDEPENDENCE    CAPITALIZATION
                                                                                     EQUITY FUND II    GROWTH FUND         FUND
                                                                                      -----------     -----------      -----------
Investment Income:
  Dividends (net of foreign withholding tax of $20,922, $74 and $355,
    respectively) .................................................................    $7,327,311         $53,817         $151,357
  Interest ........................................................................       271,042           7,341           11,451
                                                                                      -----------     -----------      -----------
                                                                                        7,598,353          61,158          162,808
                                                                                      -----------     -----------      -----------
  Expenses:
    Investment management fee - Note B ............................................     2,716,529          48,402           81,698
    Transfer agent fee - Note B ...................................................       271,653           3,025            5,106
    Custodian fee .................................................................       211,226          13,113           18,261
    Financial services fee - Note B ...............................................        84,538             929            1,587
    Registration and filing fees ..................................................        55,737          24,133           24,782
    Trustees' fees ................................................................        38,520             428              685
    Auditing fee ..................................................................        31,444          17,444           18,444
    Miscellaneous .................................................................        17,246             734            1,159
    Printing ......................................................................         9,636           9,683            9,683
    Legal fees ....................................................................         4,793             163              179
    Organization expense - Note A .................................................         1,898           1,748            1,748
                                                                                      -----------     -----------      -----------
                          Total Expenses ..........................................     3,443,220         119,802          163,332
                          --------------------------------------------------------------------------------------------------------
                          Less Expense Reductions - Note B ........................            --         (62,289)         (61,129)
                          --------------------------------------------------------------------------------------------------------
                          Net Expenses ............................................     3,443,220          57,513          102,203
                          --------------------------------------------------------------------------------------------------------
                          Net Investment Income ...................................     4,155,133           3,645           60,605
                          --------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold ...........................................    71,775,828         295,853        1,069,926
  Change in net unrealized appreciation/(depreciation) of investments .............    17,841,527         922,438       (1,128,728)
                                                                                      -----------     -----------      -----------
                          Net Realized and Unrealized Gain (Loss) on Investments ..    89,617,355       1,218,291          (58,802)
                          --------------------------------------------------------------------------------------------------------
                          Net Increase in Net Assets Resulting from Operations ....   $93,772,488      $1,221,936           $1,803
                          ========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               INDEPENDENCE                  INDEPENDENCE
                                                                               BALANCED FUND                  VALUE FUND
                                                                        ---------------------------   ---------------------------
                                                                          YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                                        ---------------------------   ---------------------------
                                                                            1998           1999           1998           1999
                                                                        ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...............................................   $1,595,486     $1,768,480        $95,376        $69,714
  Net realized gain on investments sold ...............................    1,714,204      5,998,751        617,872        834,769
  Change in net unrealized appreciation/depreciation of investments ...    5,930,015      2,931,412      1,060,357       (193,421)
                                                                        ------------   ------------   ------------   ------------
    Net Increase in Net Assets from Operations ........................    9,239,705     10,698,643      1,773,605        711,062
                                                                        ------------   ------------   ------------   ------------
Distributions to Shareholders: *
  Dividends from net investment income ................................   (1,287,391)    (1,883,494)       (78,693)       (79,584)
  Distributions from net realized gain on investments sold ............     (970,387)    (4,942,695)      (218,123)    (1,235,864)
                                                                        ------------   ------------   ------------   ------------
    Total Distributions to Shareholders ...............................   (2,257,778)    (6,826,189)      (296,816)    (1,315,448)
                                                                        ------------   ------------   ------------   ------------
From Fund Share Transactions: **
  Shares sold .........................................................   81,192,471     22,172,670      8,846,958      1,518,766
  Shares issued to shareholders in reinvestment of distributions ......    2,258,195      6,826,699        296,816      1,315,448
                                                                        ------------   ------------   ------------   ------------
                                                                          83,450,666     28,999,369      9,143,774      2,834,214
  Less shares repurchased .............................................  (26,408,815)   (27,019,194)    (4,196,521)    (3,292,457)
                                                                        ------------   ------------   ------------   ------------
    Net Increase (Decrease) ...........................................   57,041,851      1,980,175      4,947,253       (458,243)
                                                                        ------------   ------------   ------------   ------------
Net Assets:
  Beginning of period .................................................   13,092,683     77,116,461      1,323,318      7,747,360
                                                                        ------------   ------------   ------------   ------------
  End of period (including undistributed net investment income of
    $385,336, $270,826, $21,093 and $11,526, respectively) ............  $77,116,461    $82,969,090     $7,747,360     $6,684,731
                                                                        ============   ============   ============   ============
* Distributions to Shareholders
  Per share dividends from net investment income ......................      $0.3496        $0.2864        $0.1303        $0.1785
                                                                        ------------   ------------   ------------   ------------
  Per share distributions from net realized gain on investments sold ..      $0.1479        $0.7715        $0.3613        $2.7712
                                                                        ------------   ------------   ------------   ------------
**Analysis of Fund Share Transactions:
  Shares sold .........................................................    7,672,953      1,880,717        747,624        106,470
  Shares issued to shareholders in reinvestment of distributions ......      213,374        573,736         23,538        106,255
                                                                        ------------   ------------   ------------   ------------
                                                                           7,886,327      2,454,453        771,162        212,725
  Less shares repurchased .............................................   (2,450,824)    (2,286,756)      (336,616)      (228,113)
                                                                        ------------   ------------   ------------   ------------
    Net Increase (Decrease) ...........................................    5,435,503        167,697        434,546        (15,388)
                                                                        ============   ============   ============   ============

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                     INDEPENDENCE DIVERSIFIED CORE            INDEPENDENCE
                                                                            EQUITY FUND II                     GROWTH FUND
                                                                     -----------------------------   -----------------------------
                                                                        YEAR ENDED FEBRUARY 28,          YEAR ENDED FEBRUARY 28,
                                                                     -----------------------------   -----------------------------
                                                                         1998            1999            1998            1999
                                                                     -------------   -------------   -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...........................................     $4,933,422      $4,155,133          $7,124          $3,645
  Net realized gain on investments sold ...........................     54,376,230      71,775,828         211,135         295,853
  Change in net unrealized appreciation/depreciation of
    investments ...................................................     73,641,789      17,841,527         599,553         922,438
                                                                     -------------   -------------   -------------   -------------
    Net Increase in Net Assets from Operations ....................    132,951,441      93,772,488         817,812       1,221,936
                                                                     -------------   -------------   -------------   -------------
Distributions to Shareholders: *
  Dividends from net investment income ............................     (4,912,959)     (4,534,833)         (7,336)         (4,291)
  Distributions in excess of net investment income ................             --              --              --          (1,769)
  Distributions from net realized gain on investments sold ........    (45,208,159)    (74,134,615)       (132,773)       (243,704)
                                                                     -------------   -------------   -------------   -------------
    Total Distributions to Shareholders ...........................    (50,121,118)    (78,669,448)       (140,109)       (249,764)
                                                                     -------------   -------------   -------------   -------------
From Fund Share Transactions: **
  Shares sold .....................................................    265,869,777     141,552,444       3,657,210       3,737,661
  Shares issued to shareholders in reinvestment of
    distributions .................................................     50,122,592      77,658,752         140,097         249,790
                                                                     -------------   -------------   -------------   -------------
                                                                       315,992,369     219,211,196       3,797,307       3,987,451
  Less shares repurchased .........................................   (146,757,914)   (254,111,398)       (752,800)     (1,710,541)
                                                                     -------------   -------------   -------------   -------------
    Net Increase (Decrease) .......................................    169,234,455     (34,900,202)      3,044,507       2,276,910
                                                                     -------------   -------------   -------------   -------------
Net Assets:
  Beginning of period .............................................    320,028,639     572,093,417         883,285       4,605,495
                                                                     -------------   -------------   -------------   -------------
  End of period (including undistributed net investment
    income (distributions in excess) of $788,223, $409,597,
    $646 and ($38), respectively) .................................   $572,093,417    $552,296,255      $4,605,495      $7,854,577
                                                                     =============   =============   =============   =============
* Distributions to Shareholders
  Per share dividends from net investment income ..................        $0.1667         $0.1350         $0.0266         $0.0108
                                                                     -------------   -------------   -------------   -------------
  Per share distributions in excess of net investment income ......             --              --              --         $0.0047
                                                                     -------------   -------------   -------------   -------------
  Per share distributions from net realized gain on investments
    sold and foreign currency transactions ........................        $1.3273         $2.3923         $0.4820         $0.6213
                                                                     -------------   -------------   -------------   -------------
**Analysis of Fund Share Transactions:
  Shares sold .....................................................     18,671,866       8,858,010         274,154         227,978
  Shares issued to shareholders in reinvestment of distributions ..      3,704,135       4,981,738          10,945          14,225
                                                                     -------------   -------------   -------------   -------------
                                                                        22,376,001      13,839,748         285,099         242,203
  Less shares repurchased .........................................    (10,157,269)    (15,920,888)        (55,833)       (106,691)
                                                                     -------------   -------------   -------------   -------------
    Net Increase (Decrease) .......................................     12,218,732      (2,081,140)        229,266         135,512
                                                                     =============   =============   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                                                        INDEPENDENCE MEDIUM
                                                                                                        CAPITALIZATION FUND
                                                                                                 ----------------------------------
                                                                                                       YEAR ENDED FEBRUARY 28,
                                                                                                 ----------------------------------
                                                                                                    1998                    1999
                                                                                                 ------------          ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ................................................................              $53,439               $60,605
  Net realized gain on investments sold ................................................              730,981             1,069,926
  Change in net unrealized appreciation/depreciation of investments ....................            1,628,168            (1,128,728)
                                                                                                 ------------          ------------
    Net Increase in Net Assets from Operations .........................................            2,412,588                 1,803
                                                                                                 ------------          ------------
Distributions to Shareholders: *
  Dividends from net investment income .................................................              (56,108)              (63,104)
  Distributions from net realized gain on investments sold .............................             (523,103)             (958,878)
                                                                                                 ------------          ------------
    Total Distributions to Shareholders ................................................             (579,211)           (1,021,982)
                                                                                                 ------------          ------------
From Fund Share Transactions: **
  Shares sold ..........................................................................           10,618,575             3,319,841
  Shares issued to shareholders in reinvestment of distributions .......................              579,211             1,021,983
                                                                                                 ------------          ------------
                                                                                                   11,197,786             4,341,824
  Less shares repurchased ..............................................................           (8,549,263)           (2,636,138)
                                                                                                 ------------          ------------
    Net Increase .......................................................................            2,648,523             1,705,686
                                                                                                 ------------          ------------
Net Assets:
  Beginning of period ..................................................................            5,239,876             9,721,776
                                                                                                 ------------          ------------
  End of period (including undistributed net investment income
    of $6,969 and $4,774, respectively) ................................................           $9,721,776           $10,407,283
                                                                                                 ============          ============
* Distributions to Shareholders
  Per share dividends from net investment income .......................................              $0.0901               $0.0860
                                                                                                 ------------          ------------
  Per share distributions from net realized gain on investments sold ...................              $0.8402               $1.3068
                                                                                                 ------------          ------------
**Analysis of Fund Share Transactions:
  Shares sold ..........................................................................              859,487               256,677
  Shares issued to shareholders in reinvestment of distributions .......................               49,044                84,531
                                                                                                 ------------          ------------
                                                                                                      908,531               341,208
  Less shares repurchased ..............................................................             (678,916)             (207,351)
                                                                                                 ------------          ------------
    Net Increase .......................................................................              229,615               133,857
                                                                                                 ============          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds - Institutional Series Trust - Independence Balanced Fund

Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                                  PERIOD FROM JULY 6, 1995       YEAR ENDED FEBRUARY 28,
                                                                (COMMENCEMENT OF OPERATIONS)  -----------------------------
                                                                    TO FEBRUARY 29, 1996        1997        1998        1999
                                                                    --------------------      -------     -------     -------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................          $8.50               $9.25       $9.94      $11.42
                                                                           ------             -------     -------     -------
  Net Investment Income (3) ......................................           0.25                0.38        0.38        0.26
  Net Realized and Unrealized Gain on Investments ................           0.63                0.73        1.60        1.37
                                                                           ------             -------     -------     -------
      Total from Investment Operations ...........................           0.88                1.11        1.98        1.63
                                                                           ------             -------     -------     -------

  Less Distributions:
    Dividends from Net Investment Income .........................          (0.13)              (0.34)      (0.35)      (0.29)
    Distributions from Net Realized Gain on Investments Sold .....             --               (0.08)      (0.15)      (0.77)
                                                                           ------             -------     -------     -------
      Total Distributions ........................................          (0.13)              (0.42)      (0.50)      (1.06)
                                                                           ------             -------     -------     -------
  Net Asset Value, End of Period .................................          $9.25               $9.94      $11.42      $11.99
                                                                           ======             =======     =======     =======
  Total Investment Return at Net Asset Value (6) .................          10.42%(2)           12.36%      20.44%      14.50%
  Total Adjusted Investment Return at Net Asset Value (6,7) ......           7.36%(2)           11.62%      20.28%      14.45%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................         $5,155             $13,093     $77,116     $82,969
  Ratio of Expenses to Average Net Assets ........................           0.90%(1)            0.90%       0.90%       0.90%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) .........           5.58%(1)            1.64%       1.06%       0.95%
  Ratio of Net Investment Income to Average Net Assets ...........           3.96%(1)            3.96%       3.52%       2.26%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net
    Assets (4,5) .................................................          (0.72%)(1)           3.22%       3.36%       2.21%
  Portfolio Turnover Rate ........................................             31%                149%        224%        158%
  Fee Reduction Per Share (3) ....................................          $0.29               $0.07       $0.02       $0.01

(1)   Annualized.
(2)   Not annualized.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), distributions and total investment return of each Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

    John Hancock Funds - Institutional Series Trust - Independence Value Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                           PERIOD FROM OCTOBER 2, 1995            YEAR ENDED FEBRUARY 28,
                                                           (COMMENCEMENT OF OPERATIONS)  -----------------------------------------
                                                               TO FEBRUARY 29, 1996         1997           1998            1999
                                                               --------------------      ---------       ---------       ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................         $8.50                $9.47          $10.88          $13.93
                                                                    ---------            ---------       ---------       ---------
  Net Investment Income (3) ...................................          0.10                 0.23            0.21            0.15
  Net Realized and Unrealized Gain on Investments .............          0.96                 1.77            3.33            1.23
                                                                    ---------            ---------       ---------       ---------
      Total from Investment Operations ........................          1.06                 2.00            3.54            1.38
                                                                    ---------            ---------       ---------       ---------

  Less Distributions:
    Dividends from Net Investment Income ......................         (0.09)               (0.19)          (0.13)          (0.18)
    Distributions from Net Realized Gain on Investments Sold ..            --                (0.40)          (0.36)          (2.77)
                                                                    ---------            ---------       ---------       ---------
      Total Distributions .....................................         (0.09)               (0.59)          (0.49)          (2.95)
                                                                    ---------            ---------       ---------       ---------
  Net Asset Value, End of Period ..............................         $9.47               $10.88          $13.93          $12.36
                                                                    =========            =========       =========       =========
  Total Investment Return at Net Asset Value (6) ..............         12.52%(2)            21.36%          32.97%           9.87%
  Total Adjusted Investment Return at Net Asset Value (6,7) ...         (1.18%)(2)           15.92%          32.02%           8.94%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................          $682               $1,323          $7,747          $6,685
  Ratio of Expenses to Average Net Assets .....................          0.95%(1)             0.95%           0.95%           0.95%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ......         34.06%(1)             6.39%           1.90%           1.88%
  Ratio of Net Investment Income to Average Net Assets ........          2.81%(1)             2.26%           1.60%           1.03%
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (4,5) ..........................................        (30.30%)(1)           (3.18%)          0.65%           0.10%
  Portfolio Turnover Rate .....................................            12%                  66%            119%             61%
  Fee Reduction Per Share (3) .................................         $1.22                $0.55           $0.12           $0.13

(1)   Annualized.
(2)   Not annualized.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust
                 - Independence Diversified Core Equity Fund II

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD MARCH 10, 1995       YEAR ENDED FEBRUARY 28,
                                                                     (COMMENCEMENT OF OPERATIONS)    ------------------------------
                                                                         TO FEBRUARY 29, 1996          1997       1998       1999
                                                                         --------------------        --------   --------   --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ................................          $8.50                 $10.96     $12.76     $15.34
                                                                              --------               --------   --------   --------
  Net Investment Income (3) ...........................................           0.20                   0.20       0.17       0.12
  Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions .....................................           2.38                   2.23       3.91       2.76
                                                                              --------               --------   --------   --------
      Total from Investment Operations ................................           2.58                   2.43       4.08       2.88
                                                                              --------               --------   --------   --------

  Less Distributions:
    Dividends from Net Investment Income ..............................          (0.11)                 (0.19)     (0.17)     (0.14)
    Distributions from Net Realized Gains on Investments Sold and
      Foreign Currency Transactions ...................................          (0.01)                 (0.44)     (1.33)     (2.39)
                                                                              --------               --------   --------   --------
      Total Distributions .............................................          (0.12)                 (0.63)     (1.50)     (2.53)
                                                                              --------               --------   --------   --------
  Net Asset Value, End of Period ......................................         $10.96                 $12.76     $15.34     $15.69
                                                                              ========               ========   ========   ========
  Total Investment Return at Net Asset Value (6) ......................          30.48%(2)              22.63%     33.61%     18.98%
  Total Adjusted Investment Return at Net Asset Value (6,7) ...........          30.42%(2)                N/A        N/A        N/A

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ............................       $188,679               $320,029   $572,093   $552,296
  Ratio of Expenses to Average Net Assets .............................           0.70%(1)               0.67%      0.65%      0.63%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ..............           0.76%(1)                N/A        N/A        N/A
  Ratio of Net Investment Income to Average Net Assets ................           2.00%(1)               1.65%      1.12%      0.76%
  Ratio of Adjusted Net Investment Income to Average Net Assets (4,5)..           1.94%(1)                N/A        N/A        N/A
  Portfolio Turnover Rate .............................................             39%                    81%        76%        55%
  Fee Reduction Per Share (3) .........................................          $0.01                    N/A        N/A        N/A

(1)   Annualized.
(2)   Not annualized.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust - Independence Growth Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                              PERIOD FROM OCTOBER 2, 1995          YEAR ENDED FEBRUARY 28,
                                                              (COMMENCEMENT OF OPERATIONS)   ----------------------------------
                                                                  TO FEBRUARY 29, 1996          1997       1998          1999
                                                              ----------------------------   ---------   ---------    ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................       $8.50                  $9.29      $11.01       $14.88
                                                                      ---------              ---------   ---------    ---------
  Net Investment Income (3) .......................................        0.03                   0.05        0.04         0.01
  Net Realized and Unrealized Gain on Investments .................        0.81                   2.16        4.34         3.40
                                                                      ---------              ---------   ---------    ---------
     Total from Investment Operations .............................        0.84                   2.21        4.38         3.41
                                                                      ---------              ---------   ---------    ---------

  Less Distributions:
   Dividends from Net Investment Income ...........................       (0.03)                 (0.04)      (0.03)       (0.02)
   Distributions in Excess of Net Investment Income ...............          --                     --          --        (0.00)(8)
   Distributions from Net Realized Gain on Investments ............       (0.02)                 (0.45)      (0.48)       (0.62)
                                                                      ---------              ---------   ---------    ---------
     Total Distributions ..........................................       (0.05)                 (0.49)      (0.51)       (0.64)
                                                                      ---------              ---------   ---------    ---------
  Net Asset Value, End of Period ..................................       $9.29                 $11.01      $14.88       $17.65
                                                                      =========              =========   =========    =========
  Total Investment Return at Net Asset Value (6) ..................        9.94%(2)              24.19%      40.52%       22.92%
  Total Adjusted Investment Return at Net Asset Value (6,7) .......       (5.63%)(2)             17.40%      37.95%       21.89%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................        $549                   $883      $4,605       $7,855
  Ratio of Expenses to Average Net Assets .........................        0.95%(1)               0.95%       0.95%        0.95%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ..........       38.57%(1)               7.74%       3.52%        1.98%
  Ratio of Net Investment Income to Average Net Assets ............        0.91%(1)               0.49%       0.34%        0.06%
  Ratio of Adjusted Net Investment Loss to Average
    Net Assets (4,5) ..............................................      (36.71%)(1)             (6.30%)     (2.23%)      (0.97%)
  Portfolio Turnover Rate .........................................          21%                   142%         91%          54%
  Fee Reduction Per Share (3) .....................................       $1.36                  $0.68       $0.33        $0.17

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Institutional Series Trust - Independence Medium
                              Capitalization Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                              PERIOD FROM OCTOBER 2, 1995           YEAR ENDED FEBRUARY 28,
                                                              (COMMENCEMENT OF OPERATIONS)   -------------------------------------
                                                                  TO FEBRUARY 29, 1996          1997         1998           1999
                                                              ----------------------------   ---------     ---------     ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............................       $8.50                $9.29        $10.45        $13.30
                                                                        ---------            ---------     ---------     ---------
  Net Investment Income (3) .........................................        0.08                 0.12          0.09          0.08
  Net Realized and Unrealized Gain on Investments ...................        0.74                 1.45          3.69          0.06
                                                                        ---------            ---------     ---------     ---------
     Total from Investment Operations ...............................        0.82                 1.57          3.78          0.14
                                                                        ---------            ---------     ---------     ---------

  Less Distributions:
   Dividends from Net Investment Income .............................       (0.03)               (0.12)        (0.09)        (0.09)
   Distributions from Net Realized Gain on Investments Sold .........          --                (0.29)        (0.84)        (1.31)
                                                                        ---------            ---------     ---------     ---------
     Total Distributions ............................................       (0.03)               (0.41)        (0.93)        (1.40)
                                                                        ---------            ---------     ---------     ---------
  Net Asset Value, End of Period ....................................       $9.29               $10.45        $13.30        $12.04
                                                                        =========            =========     =========     =========
  Total Investment Return at Net Asset Value (6) ....................        9.71%(2)            17.19%        37.30%         0.96%
  Total Adjusted Investment Return at Net Asset Value (6,7) .........        7.00%(2)            15.49%        36.94%         0.36%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..........................      $3,923               $5,240        $9,722       $10,407
  Ratio of Expenses to Average Net Assets ...........................        1.00%(1)             1.00%         1.00%         1.00%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ............        7.55%(1)             2.70%         1.36%         1.60%
  Ratio of Net Investment Income to Average Net Assets ..............        1.94%(1)             1.26%         0.75%         0.59%
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (4,5)                                                (4.61%)(1)           (0.44%)        0.39%        (0.01%)
  Portfolio Turnover Rate ...........................................           3%                  78%           65%           67%
  Fee Reduction Per Share (3) .......................................       $0.26                $0.17         $0.04         $0.08

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust - Independence Balanced Fund

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on February 28, 1999. It's divided into four main categories: common stocks, corporate bonds, U.S. government and agencies securities and short-term investments. The Common Stocks and Corporate Bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

COMMON STOCKS
Aerospace (2.39%)
  General Dynamics Corp. .......................          5,200         $314,275
  Lockheed Martin Corp. ........................         10,900          410,794
  Precision Castparts Corp. ....................          4,500          167,063
  United Technologies Corp. ....................          8,800        1,090,100
                                                                      ----------
                                                                       1,982,232
                                                                      ----------
Automobile/Trucks (1.34%)
  Dana Corp. ...................................          3,600          135,900
  Ford Motor Co. ...............................         14,000          830,375
  Ryder System, Inc. ...........................          5,500          148,500
                                                                      ----------
                                                                       1,114,775
                                                                      ----------
Banks - United States (6.24%)
  Bank One Corp. ...............................          9,000          483,750
  BankAmerica Corp. ............................          4,600          300,438
  Citigroup, Inc. ..............................         32,900        1,932,875
  Comerica, Inc. ...............................         15,200        1,007,000
  First Tennessee National Corp. ...............          7,500          285,469
  Wells Fargo Co. ..............................         31,800        1,168,650
                                                                      ----------
                                                                       5,178,182
                                                                      ----------
Beverages (0.87%)
  Anheuser-Busch Cos., Inc. ....................          9,400          720,863
                                                                      ----------
Building (0.25%)
  Masco Corp. ..................................          7,800          204,750
                                                                      ----------
Computers (6.64%)
  Cadence Design Systems, Inc.* ................          3,500           84,219
  Cisco Systems, Inc.* .........................          3,400          332,563
  Compaq Computer Corp. ........................         18,400          648,600
  Computer Associates International, Inc. ......         10,200          428,400
  Dell Computer Corp.* .........................          7,800          624,975
  Edwards (J.D.) & Co.* ........................         16,500          260,906
  International Business Machines Corp. ........          4,700          799,000
  Microsoft Corp.* .............................         15,500        2,326,938
                                                                      ----------
                                                                       5,505,601
                                                                      ----------
Cosmetics & Personal Care (0.59%)
  Avon Products, Inc. ..........................          2,500          104,063
  Dial Corp. (The) .............................         13,200          385,275
                                                                      ----------
                                                                         489,338
                                                                      ----------
Diversified Operations (1.89%)
  Canadian Pacific, Ltd. (Canada) (Y) ..........          5,700          105,806
  Textron, Inc. ................................          3,500          273,000
  Tyco International Ltd. ......................         16,000        1,191,000
                                                                      ----------
                                                                       1,569,806
                                                                      ----------
Electronics (5.02%)
  General Electric Co. .........................         17,400        1,745,438
  Honeywell, Inc. ..............................          8,300          580,481
  Intel Corp. ..................................         14,300        1,715,106
  Texas Instruments, Inc. ......................          1,400          124,863
                                                                      ----------
                                                                       4,165,888
                                                                      ----------
Finance (0.56%)
  Associates First Capital Corp. (Class A) .....          8,752          355,550
  MBNA Corp. ...................................          4,350          105,488
                                                                      ----------
                                                                         461,038
                                                                      ----------
Food (1.74%)
  Bestfoods ....................................          9,400          441,213
  Flowers Industries, Inc. .....................         14,300          348,563
  General Mills, Inc. ..........................          1,200           96,825
  Heinz (H.J.) Co. .............................          5,200          283,075
  Quaker Oats Co. ..............................          5,000          273,125
                                                                      ----------
                                                                       1,442,801
                                                                      ----------
Insurance (3.34%)
  Allstate Corp. (The) .........................          6,400          240,000
  American International Group, Inc. ...........          7,200          820,350
  CIGNA Corp. ..................................          3,700          290,450
  Hartford Financial Services Group, Inc. (The)           8,400          454,125
  Hartford Life, Inc. (Class A) ................          2,800          162,400
  Marsh & McLennan Cos., Inc. ..................          7,900          559,419
  Travelers Property Casualty Corp. (Class A) ..          6,400          242,800
                                                                      ----------
                                                                       2,769,544
                                                                      ----------
Machinery (0.61%)
  Ingersoll-Rand Co. ...........................         10,600          503,500
                                                                      ----------

Media (0.82%)
  Viacom, Inc. (Class B)* ......................          7,700          680,488
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust - Independence Balanced Fund

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

Medical (7.41%)
  Abbott Laboratories ..........................         14,100         $654,769
  Bristol-Myers Squibb Co. .....................          5,700          717,844
  Cardinal Health, Inc. ........................         12,150          877,078
  Health Management Associates, Inc. (Class A)*          12,150          157,191
  HEALTHSOUTH Corp.* ...........................         29,200          339,450
  Johnson & Johnson ............................          3,500          298,813
  Lilly (Eli) & Co. ............................          1,700          160,969
  Lincare Holdings, Inc.* ......................          4,400          156,750
  Merck & Co., Inc. ............................         11,400          931,950
  Mylan Laboratories, Inc. .....................          6,600          180,263
  Omnicare, Inc. ...............................          5,100          122,081
  Pfizer, Inc. .................................          2,200          290,263
  Schering-Plough Corp. ........................         10,400          581,750
  Sepracor, Inc. * .............................          1,100          137,225
  Warner-Lambert Co. ...........................          3,100          214,094
  Wellpoint Health Networks, Inc.* .............          4,200          331,275
                                                                      ----------
                                                                       6,151,765
                                                                      ----------
Mortgage Banking (1.04%)
  Fannie Mae ...................................         12,300          861,000
                                                                      ----------
Office (0.88%)
  Avery Dennison Corp. .........................          1,900          102,006
  Pitney Bowes, Inc. ...........................          7,900          499,181
  Reynolds & Reynolds Co. (The) (Class A) ......          6,800          128,350
                                                                      ----------
                                                                         729,537
                                                                      ----------
Oil & Gas (1.57%)
  BP Amoco PLC American Depositary Receipts (ADR)
   (United Kingdom) (Y) ........................          5,600          476,000
  Exxon Corp. ..................................          4,800          319,500
  Mobil Corp. ..................................          2,800          232,925
  Sunoco, Inc. .................................          5,700          173,494
  USX - Marathon Group .........................          4,800           99,300
                                                                      ----------
                                                                       1,301,219
                                                                      ----------
Paper & Paper Products (0.51%)
  Fort James Corp. .............................          4,100          122,488
  Smurfit-Stone Container Corp.* ...............         16,900          305,256
                                                                      ----------
                                                                         427,744
                                                                      ----------
Pollution Control (0.23%)
  Waste Management, Inc. .......................          3,900          190,613
                                                                      ----------
Retail (3.50%)
  Albertson's, Inc. ............................          3,900          222,300
  Home Depot, Inc. (The) .......................         14,300          853,531
  Lowe's Cos., Inc. ............................          8,400          498,225
  Tandy Corp. ..................................         11,700          650,813
  Tricon Global Restaurants, Inc. *  ...........          4,800          297,600
  Wal-Mart Stores, Inc. ........................          4,400          380,050
                                                                      ----------
                                                                       2,902,519
                                                                      ----------
Soap & Cleaning Preparations (0.60%)
  Procter & Gamble Co. (The) ...................          5,600          501,200
                                                                      ----------
Telecommunications (6.30%)
  AT&T Corp. ...................................         12,700        1,042,987
  Bell Atlantic Corp. ..........................          4,200          241,237
  Lucent Technologies, Inc. ....................         10,400        1,056,250
  MCI WorldCom, Inc.* ..........................         22,100        1,823,250
  Northern Telecom Ltd. (Canada) (Y) ...........          6,800          394,825
  Tellabs, Inc.* ...............................          8,400          672,524
                                                                      ----------
                                                                       5,231,073
                                                                      ----------
Textile (0.59%)
  Jones Apparel Group, Inc.* ...................          1,300           36,319
  Tommy Hilfiger Corp.* ........................          6,600          455,813
                                                                      ----------
                                                                         492,132
                                                                      ----------
Tobacco (0.82%)
  Philip Morris Cos., Inc. .....................         12,100          473,413
  UST, Inc. ....................................          6,900          203,981
                                                                      ----------
                                                                         677,394
                                                                      ----------
Transportation (1.05%)
  AMR Corp.* ...................................          1,900          105,331
  Burlington Northern Santa Fe Corp. ...........         15,300          506,813
  UAL Corp.* ...................................          4,400          262,900
                                                                      ----------
                                                                         875,044
                                                                      ----------
Utilities (4.35%)
  Ameritech Corp. ..............................          8,200          536,073
  BellSouth Corp. ..............................         23,000        1,063,750
  Consolidated Natural Gas Co. .................          4,700          258,205
  Dominion Resources, Inc. .....................          3,800          146,773
  El Paso Energy Corp. .........................          4,400          160,325
  Florida Progress Corp. .......................          8,800          353,100
  GTE Corp. ....................................          2,300          149,213
  PECO Energy Co. ..............................         10,700          379,179
  PG&E Corp. ...................................          6,200          195,300
  Reliant Energy, Inc. .........................          6,600          176,961
  SBC Communications, Inc. .....................          3,600          190,350
                                                                      ----------
                                                                       3,609,229
                                                                      ----------
Waste Disposal Service & Equipment (0.19%)
  Allied Waste Industries, Inc.* ...............          8,100          157,950
                                                                      ----------
                TOTAL COMMON STOCKS
                 (Cost $40,888,483) ............        (61.34%)      50,897,225
                                                        -------       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust - Independence Balanced Fund

                                                                                                           PAR VALUE
                                                                                      INTEREST    CREDIT     (000s          MARKET
ISSUER, DESCRIPTION                                                                     RATE      RATING**  OMITTED)         VALUE
-------------------                                                                     ----      ------    --------         -----
CORPORATE BONDS
Aerospace (0.51%)
  Raytheon Co.,
   Sr Note 11-01-03..........................................................          5.700%       BBB      $430          $422,380
                                                                                                                       ------------
Automobile/Trucks (1.45%)
  Ford Motor Co.,
   Bond 10-01-28.............................................................          6.625        A         450           434,160
  General Motors Acceptance Corp.,
   Med Term Note 05-22-01....................................................          6.800        A-         70            71,423
  General Motors Corp.,
   Bond 05-01-28.............................................................          6.750        A         710           696,432
                                                                                                                       ------------
                                                                                                                          1,202,015
                                                                                                                       ------------
Banks - United States (1.53%)
  Capital One Bank,
   Sr Note 06-20-00..........................................................          7.350        Baa3      250           252,433
  Chase Manhattan Corp.,
   Sub Note 11-01-05.........................................................          6.000        A         540           529,475
  PNC Funding Corp.,
   Gtd Sub Note 09-01-03.....................................................          6.125        BBB+      490           488,555
                                                                                                                       ------------
                                                                                                                          1,270,463
                                                                                                                       ------------
Beverages (0.43%)
  Coca-Cola Enterprises, Inc.,
   Deb 09-15-28..............................................................          6.750        A+        360           354,208
                                                                                                                       ------------
Diversified Operations (0.28%)
  Tyco International Group S.A.,
   Gtd Note (Luxembourg) 06-15-01 (Y)........................................          6.125        A-        230           230,771
                                                                                                                       ------------
Finance (0.47%)
  American General Finance Corp.,
   Med Term Note Ser E 11-23-01..............................................          5.750        A+        390           390,390
                                                                                                                       ------------
Government - Foreign (0.72%)
  Quebec, Province of,
   Deb (Canada) 07-15-23 (Y).................................................          7.500        A+        550           599,968
                                                                                                                       ------------
Media (0.64%)
  Viacom, Inc.,
   Sr Note 06-01-05..........................................................          7.750        BBB-      500           533,085
                                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust - Independence Balanced Fund

                                                                                                           PAR VALUE
                                                                                      INTEREST    CREDIT     (000s          MARKET
ISSUER, DESCRIPTION                                                                     RATE      RATING**  OMITTED)         VALUE
-------------------                                                                     ----      ------    --------         -----
Mortgage Banking (1.53%)
  AMRESCO Commercial Mortgage Funding I Corp.,
   Mtg Pass Thru Ctf Ser 1997-C1 Class A3 06-17-29...........................          7.190%       AAA      $348          $363,938
  Chase Commercial Mortgage Securities Corp.,
   Commercial Pass Thru Ctf Ser 1997-1 Class A2 02-19-07.....................          7.370        AAA       140           148,400
  Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1997-C1 Class A1C 04-20-07...............          7.240        AAA       580           612,805
  Merrill Lynch Mortgage Investors, Inc.,
   Mtg Pass Thru Ctf Ser 1997-C1 Class A3 06-18-29...........................          7.120        AAA        90            94,500
  Mortgage Capital Funding, Inc.,
   Commercial Mtg Pass Thru Ctf Ser 1996-MC2 Class A1 12-21-26...............          6.758        Aaa        46            47,212
                                                                                                                       ------------
                                                                                                                          1,266,855
                                                                                                                       ------------
Oil & Gas (0.49%)
  Enron Corp.,
   Note 09-10-04.............................................................          7.625        BBB+      390           408,825
                                                                                                                       ------------
Retail (1.31%)
  Sears Roebuck Acceptance Corp.,
   Med Term Note Ser II 06-26-01.............................................          7.130        A-      1,060         1,087,306
                                                                                                                       ------------
Telecommunications (1.57%)
  TCI Communications, Inc.,
   Deb 09-15-04..............................................................          8.650        BBB+    1,000         1,125,900
  WorldCom, Inc.,
   Sr Note 04-01-07..........................................................          7.750        BBB+      160           175,565
                                                                                                                       ------------
                                                                                                                          1,301,465
                                                                                                                       ------------
Tobacco (0.50%)
  Philip Morris Cos., Inc.,
   Deb 10-15-03..............................................................          8.250        A         200           215,500
   Note 05-15-02.............................................................          7.625        A         190           198,007
                                                                                                                       ------------
                                                                                                                            413,507
                                                                                                                       ------------
Transportation (0.13%)
  Norfolk Southern Corp.,
   Bond 05-15-27.............................................................          7.800        BBB+      100           111,020
                                                                                                                       ------------
                                                                      TOTAL CORPORATE BONDS
                                                                           (Cost $9,671,632)              (11.56%)        9,592,258
                                                                                                          -------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust - Independence Balanced Fund

                                                                                                           PAR VALUE
                                                                                      INTEREST    CREDIT     (000s          MARKET
ISSUER, DESCRIPTION                                                                     RATE      RATING**  OMITTED)         VALUE
-------------------                                                                     ----      ------    --------         -----
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (25.98%)
  United States Treasury,
   Bond 08-15-26.............................................................          6.750%       AAA      $1,705      $1,923,717
   Note 05-31-00.............................................................          5.500        AAA       3,590       3,606,837
   Note 07-31-01.............................................................          6.625        AAA       5,370       5,539,477
   Note 04-30-03.............................................................          5.750        AAA       1,370       1,391,399
   Note 02-15-05.............................................................          7.500        AAA         855         945,442
   Note 05-15-05.............................................................          6.500        AAA       4,030       4,262,370
   Note 11-15-05.............................................................          5.875        AAA         460         471,500
   Note 02-15-07.............................................................          6.250        AAA         950         998,982
   Note 11-25-28.............................................................          5.250        AAA       2,560       2,418,400
                                                                                                                      -------------
                                                                  TOTAL U.S. GOVERNMENT AND
                                                                        AGENCIES SECURITIES
                                                                          (Cost $21,941,069)                (25.98%)     21,558,124
                                                                                                           --------   -------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.46%)
  Investment in a joint repurchase agreement transaction with
   ABN AMRO, Inc. - Dated 02-26-99, due 03-01-99
   (Secured by U.S. Treasury Bonds, 8.750% and 11.875%,
   due 11-15-03 and 05-15-20 and U.S. Treasury Notes, 5.500% thru
   7.875%, due 05-31-02 thru 08-15-07) - Note A..............................          4.750                  1,207       1,207,000
                                                                                                                      -------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.500%.......................................................                                                   589
                                                                                                                      -------------
                                                                TOTAL SHORT-TERM INVESTMENTS                 (1.46%)      1,207,589
                                                                                                           --------   -------------
                                                                           TOTAL INVESTMENTS               (100.34%)     83,255,196
                                                                                                           --------   -------------
                                                           OTHER ASSETS AND LIABILITIES, NET                 (0.34%)       (286,106)
                                                                                                           --------   -------------
                                                                            TOTAL NET ASSETS               (100.00%)    $82,969,090
                                                                                                           ========   =============

*     Non-income producing security.
** Credit ratings are rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Institutional Series Trust - Independence Value Fund

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Value Fund on February 28, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

COMMON STOCKS
Aerospace (4.93%)
  General Dynamics Corp. .......................            300          $18,131
  Goodrich (B.F.) Co. (The) ....................          1,400           47,775
  Lockheed Martin Corp. ........................          1,200           45,225
  Precision Castparts Corp. ....................            300           11,138
  Sundstrand Corp. .............................            500           33,844
  United Technologies Corp. ....................          1,400          173,425
                                                                      ----------
                                                                         329,538
                                                                      ----------
Automobile/Trucks (3.87%)
  Dana Corp. ...................................            900           33,975
  Federal-Mogul Corp. ..........................            600           29,513
  Ford Motor Co. ...............................          2,200          130,487
  Lear Corp.* ..................................            500           17,656
  Meritor Automotive, Inc. .....................          1,600           25,400
  Ryder System, Inc. ...........................            800           21,600
                                                                      ----------
                                                                         258,631
                                                                      ----------
Banks - United States (17.50%)
  Bank of New York Co., Inc. ...................          1,600           55,900
  Bank One Corp. ...............................          1,496           80,410
  BankAmerica Corp. ............................          2,304          150,480
  Chase Manhattan Corp. ........................            800           63,700
  Citigroup, Inc. ..............................          2,800          164,500
  Comerica, Inc. ...............................          2,550          168,937
  First Tennessee National Corp. ...............            600           22,838
  First Union Corp. ............................          2,800          149,275
  Fleet Financial Group, Inc. ..................            500           21,469
  State Street Corp. ...........................            600           46,012
  Wells Fargo Co. ..............................          6,700          246,225
                                                                      ----------
                                                                       1,169,746
                                                                      ----------
Beverages (0.46%)
  Anheuser-Busch Cos., Inc. ....................            400           30,675
                                                                      ----------
Building (1.63%)
  Centex Corp. .................................            800           29,450
  Masco Corp. ..................................          1,200           31,500
  Oakwood Homes Corp. ..........................          1,300           20,963
  Webb (Del E.) Corp. ..........................          1,200           27,000
                                                                      ----------
                                                                         108,913
                                                                      ----------
Chemicals (0.16%)
  Solutia, Inc. ................................            600           10,688
                                                                      ----------
Computers (4.15%)
  Compaq Computer Corp. ........................          1,000           35,250
  Computer Associates International, Inc. ......            500           21,000
  First Data Corp. .............................            900           34,425
  International Business Machines Corp. ........          1,100          187,000
                                                                      ----------
                                                                         277,675
                                                                      ----------
Cosmetics & Personal Care (0.70%)
  Dial Corp. (The) .............................          1,600           46,700
                                                                      ----------
Diversified Operations (1.94%)
  National Service Industries, Inc. ............          1,200           38,550
  Ogden Corp. ..................................          1,300           31,769
  Tyco International Ltd. ......................            800           59,550
                                                                      ----------
                                                                         129,869
                                                                      ----------
Electronics (1.65%)
  Honeywell, Inc. ..............................          1,100           76,931
  Parker-Hannifin Corp. ........................            450           16,706
  Thomas & Betts Corp. .........................            400           16,675
                                                                      ----------
                                                                         110,312
                                                                      ----------
Finance (2.65%)
  Associates First Capital Corp. (Class A) .....          1,152           46,800
  Fannie Mae ...................................            900           63,000
  Morgan Stanley Dean Witter & Co. .............            700           63,350
  Washington Mutual, Inc. ......................            100            4,000
                                                                      ----------
                                                                         177,150
                                                                      ----------
Food (1.72%)
  Bestfoods ....................................            900           42,244
  Flowers Industries, Inc. .....................          1,200           29,250
  Quaker Oats Co. ..............................            800           43,700
                                                                      ----------
                                                                         115,194
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Institutional Series Trust - Independence Value Fund

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

Insurance (9.88%)
  Allstate Corp. (The) .........................          2,800         $105,000
  American International Group, Inc. ...........            900          102,544
  Equitable Cos., Inc. (The) ...................            400           27,025
  Hartford Financial Services
   Group, Inc. (The) ...........................          2,400          129,750
  Hartford Life, Inc. (Class A) ................            600           34,800
  Lincoln National Corp. .......................            500           47,344
  Marsh & McLennan Cos., Inc. ..................          1,550          109,759
  PartnerRe Ltd. (Bermuda) .....................            400           17,300
  Travelers Property Casualty Corp. (Class A) ..          2,300           87,256
                                                                      ----------
                                                                         660,778
                                                                      ----------
Machinery (0.89%)
  Ingersoll-Rand Co. ...........................          1,250           59,375
                                                                      ----------
Media (1.72%)
  Viacom, Inc. (Class B)* ......................          1,300          114,887
                                                                      ----------
Medical (3.18%)
  Cardinal Health, Inc. ........................          1,200           86,625
  HEALTHSOUTH Corp.* ...........................          3,800           44,175
  Lincare Holdings, Inc.* ......................            500           17,813
  Mylan Laboratories, Inc. .....................            900           24,581
  Omnicare, Inc. ...............................            600           14,363
  Sepracor, Inc. * .............................            200           24,950
                                                                      ----------
                                                                         212,507
                                                                      ----------
Office (1.42%)
  Pitney Bowes, Inc. ...........................          1,500           94,781
                                                                      ----------
Oil & Gas (4.37%)
  Baker Hughes, Inc. ...........................          2,500           45,000
  BP Amoco Plc, American Depositary
   Receipts (ADR) (United Kingdom) .............          1,000           85,000
  Sunoco, Inc. .................................          1,400           42,612
  Texaco, Inc. .................................          1,900           88,469
  USX - Marathon Group .........................          1,500           31,031
                                                                      ----------
                                                                         292,112
                                                                      ----------
Paper & Paper Products (0.36%)
  Fort James Corp. .............................            800           23,900
                                                                      ----------
Pollution Control (0.22%)
  Waste Management, Inc. .......................            300           14,663
                                                                      ----------
Retail (2.37%)
  Albertson's, Inc. ............................          1,100           62,700
  Home Depot, Inc. (The) .......................            400           23,875
  Sears, Roebuck & Co. .........................            300           12,188
  Tandy Corp. ..................................            300           16,688
  TJX Cos., Inc. ...............................          1,500           42,844
                                                                      ----------
                                                                         158,295
                                                                      ----------
Telecommunications (8.93%)
  AT&T Corp. ...................................          1,800          147,825
  Bell Atlantic Corp. ..........................          2,800          160,825
  Lucent Technologies, Inc. ....................            300           30,469
  MCI WorldCom, Inc.* ..........................          1,500          123,750
  Northern Telecom Ltd. (Canada) ...............            800           46,450
  Tellabs, Inc.* ...............................            300           24,019
  U S WEST, Inc. ...............................          1,200           63,975
                                                                      ----------
                                                                         597,313
                                                                      ----------
Textile (1.72%)
  Jones Apparel Group, Inc.* ...................          1,400           39,112
  Tommy Hilfiger Corp.* ........................          1,100           75,969
                                                                      ----------
                                                                         115,081
                                                                      ----------
Tobacco (0.94%)
  Philip Morris Cos., Inc. .....................            200            7,825
  Universal Corp. ..............................            600           16,313
  UST, Inc. ....................................          1,300           38,431
                                                                      ----------
                                                                          62,569
                                                                      ----------
Transportation (3.70%)
  AMR Corp.* ...................................            500           27,719
  Burlington Northern Santa Fe Corp. ...........          2,100           69,562
  Delta Air Lines, Inc. ........................          1,000           60,812
  Kansas City Southern Industries, Inc. ........            800           37,400
  Southwest Airlines Co. .......................            100            3,013
  UAL Corp.* ...................................            500           29,875
  US Airways Group, Inc.* ......................            400           18,950
                                                                      ----------
                                                                         247,331
                                                                      ----------
Utilities (17.62%)
  Ameritech Corp. ..............................          1,800          117,675
  Baltimore Gas & Electric Co. .................          2,200           56,375
  BellSouth Corp. ..............................          1,200           55,500
  Consolidated Natural Gas Co. .................          1,700           93,394
  Dominion Resources, Inc. .....................            900           34,762
  DQE, Inc. ....................................            800           30,550
  El Paso Energy Corp. .........................          1,800           65,587

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Institutional Series Trust - Independence Value Fund

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

Utilities (continued)
  Florida Progress Corp. .......................          2,600        $104,325
  FPL Group, Inc. ..............................          1,200          61,725
  GTE Corp. ....................................          1,900         123,262
  Montana Power Co. ............................          1,600          97,400
  New Century Energies, Inc. ...................            300          12,169
  NIPSCO Industries, Inc. ......................          1,000          25,937
  PECO Energy Co. ..............................          2,000          70,875
  Reliant Energy, Inc. .........................          2,000          53,625
  SBC Communications, Inc. .....................          3,300         174,487
                                                                     ----------
                                                                      1,177,648
                                                                     ----------
                             TOTAL COMMON STOCKS
                                (Cost $5,561,823)       (98.68%)      6,596,331
                                                       --------      ----------

                                            INTEREST     PAR VALUE      MARKET
ISSER, DESCRIPTION                            RATE    (000's OMITTED)    VALUE
------------------                            ----    ---------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.57%)
  Investment in a joint repurchase
   agreement transaction with
   ABN AMRO, Inc. - Dated 02-26-99,
   due 03-01-99 (Secured by U.S.
   Treasury Bonds, 8.750% and
   11.875%, due 11-15-03 and
   05-15-20 and U.S. Treasury Notes,
   5.500% thru 7.875%, due 05-31-02
   thru 08-15-07) - Note A... .............  4.750%        $105        $105,000
                                                                     ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.500% .........................                            432
                                                                     ----------
      TOTAL SHORT-TERM INVESTMENTS .............         (1.58%)        105,432
                                                       --------      ----------
                 TOTAL INVESTMENTS .............       (100.26%)      6,701,763
                                                       --------      ----------
 OTHER ASSETS AND LIABILITIES, NET .............         (0.26%)        (17,032)
                                                       --------      ----------
                   TOTAL NET ASSETS ............       (100.00%)     $6,684,731
                                                       ========      ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust - Independence Diversified
                               Core Equity Fund II

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on February 28, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

COMMON STOCKS
Aerospace (3.75%)
  General Dynamics Corp. .........................       31,400       $1,897,737
  Goodrich (B.F.) Co. (The) ......................       62,500        2,132,812
  Lockheed Martin Corp. ..........................       93,600        3,527,550
  Precision Castparts Corp. ......................       30,900        1,147,162
  United Technologies Corp. ......................       96,900       12,003,488
                                                                    ------------
                                                                      20,708,749
                                                                    ------------
Automobile/Trucks (2.07%)
  Ford Motor Co. .................................      124,400        7,378,475
  Lear Corp.* ....................................       53,600        1,892,750
  Ryder System, Inc. .............................       80,500        2,173,500
                                                                    ------------
                                                                      11,444,725
                                                                    ------------
Banks - United States (10.04%)
  Bank One Corp. .................................       39,500        2,123,125
  BankAmerica Corp. ..............................       98,000        6,400,625
  Citigroup, Inc. ................................      311,900       18,324,125
  Comerica, Inc. .................................      101,400        6,717,750
  First Tennessee National Corp. .................       20,000          761,250
  First Union Corp. ..............................       31,900        1,700,669
  Mellon Bank Corp. ..............................       96,500        6,525,812
  Wells Fargo Co. ................................      350,000       12,862,500
                                                                    ------------
                                                                      55,415,856
                                                                    ------------
Beverages (1.76%)
  Anheuser-Busch Cos., Inc. ......................       98,700        7,569,056
  PepsiCo, Inc. ..................................       56,400        2,122,050
                                                                    ------------
                                                                       9,691,106
                                                                    ------------
Building (0.33%)
  Masco Corp. ....................................       69,700        1,829,625
                                                                    ------------
Chemicals (0.39%)
  Air Products & Chemicals, Inc. .................       30,900          992,663
  Solutia, Inc. ..................................       66,100        1,177,406
                                                                    ------------
                                                                       2,170,069
                                                                    ------------
Computers (10.78%)
  Cadence Design Systems, Inc.* ..................       59,600        1,434,125
  Cisco Systems, Inc.* ...........................       49,500        4,841,719
  Compaq Computer Corp. ..........................      223,400        7,874,850
  Computer Associates International, Inc. ........      101,000        4,242,000
  Dell Computer Corp.* ...........................       87,200        6,986,900
  Edwards (J.D.) & Co.* ..........................      193,400        3,058,137
  International Business Machines Corp. ..........       46,200        7,854,000
  Microsoft Corp.* ...............................      154,900       23,254,362
                                                                    ------------
                                                                      59,546,093
                                                                    ------------
Cosmetics & Personal Care (1.18%)
  Avon Products, Inc. ............................       45,600        1,898,100
  Dial Corp. (The) ...............................      158,500        4,626,219
                                                                    ------------
                                                                       6,524,319
                                                                    ------------
Diversified Operations (2.93%)
  Textron, Inc. ..................................       59,800        4,664,400
  Tyco International Ltd. ........................      154,900       11,530,369
                                                                    ------------
                                                                      16,194,769
                                                                    ------------
Electronics (8.32%)
  General Electric Co. ...........................      192,100       19,270,031
  Honeywell, Inc. ................................       85,300        5,965,669
  Intel Corp. ....................................      162,200       19,453,862
  Texas Instruments, Inc. ........................       14,300        1,275,381
                                                                    ------------
                                                                      45,964,943
                                                                    ------------
Finance (2.80%)
  Associates First Capital Corp. (Class A) .......      114,582        4,654,894
  Fannie Mae .....................................      154,900       10,843,000
                                                                    ------------
                                                                      15,497,894
                                                                    ------------
Food (2.23%)
  Bestfoods ......................................       18,400          863,650
  Heinz (H.J.) Co. ...............................      137,600        7,490,600
  Quaker Oats Co. ................................       72,300        3,949,387
                                                                    ------------
                                                                      12,303,637
                                                                    ------------
Insurance (7.48%)
  Allstate Corp. (The) ...........................       64,600        2,422,500
  American International Group, Inc. .............       90,600       10,322,738

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust - Independence Diversified
                               Core Equity Fund II

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

Insurance (continued)
  CIGNA Corp. ....................................       35,600       $2,794,600
  Hartford Financial Services Group, Inc. (The) ..      164,800        8,909,500
  Hartford Life, Inc. (Class A) ..................       48,200        2,795,600
  Marsh & McLennan Cos., Inc. ....................      142,800       10,112,025
  Travelers Property Casualty Corp. (Class A) ....      104,000        3,945,500
                                                                    ------------
                                                                      41,302,463
                                                                    ------------
Machinery (0.47%)
  Ingersoll-Rand Co. .............................       54,900        2,607,750
                                                                    ------------
Media (1.22%)
  Viacom, Inc. (Class B)* ........................       75,900        6,707,663
                                                                    ------------
Medical (13.68%)
  Abbott Laboratories ............................      123,000        5,711,812
  Bristol-Myers Squibb Co. .......................       77,200        9,722,375
  Cardinal Health, Inc. ..........................      132,800        9,586,500
  Guidant Corp. ..................................       45,600        2,599,200
  HEALTHSOUTH Corp.* .............................      342,400        3,980,400
  Johnson & Johnson ..............................       24,400        2,083,150
  Lilly (Eli) & Co. ..............................       40,500        3,834,844
  Lincare Holdings, Inc.* ........................       42,800        1,524,750
  Merck & Co., Inc. ..............................      119,200        9,744,600
  Mylan Laboratories, Inc. .......................      127,900        3,493,269
  Omnicare, Inc. .................................       66,400        1,589,450
  Pfizer, Inc. ...................................       57,700        7,612,794
  Schering-Plough Corp. ..........................      106,800        5,974,125
  Sepracor, Inc. * ...............................       11,400        1,422,150
  Warner-Lambert Co. .............................       47,200        3,259,750
  Wellpoint Health Networks, Inc.* ...............       43,500        3,431,063
                                                                    ------------
                                                                      75,570,232
                                                                    ------------
Office (0.70%)
  Pitney Bowes, Inc. .............................       61,300        3,873,394
                                                                    ------------
Oil & Gas (1.28%)
  Exxon Corp. ....................................       87,900        5,850,844
  Sunoco, Inc. ...................................       39,900        1,214,456
                                                                    ------------
                                                                       7,065,300
                                                                    ------------
Paper & Paper Products (0.78%)
  Fort James Corp. ...............................       37,300        1,114,337
  Smurfit-Stone Container Corp.* .................      178,300        3,220,544
                                                                    ------------
                                                                       4,334,881
                                                                    ------------
Pollution Control (0.58%)
  Waste Management, Inc. .........................       66,100        3,230,638
                                                                    ------------
Retail (5.46%)
  Albertson's, Inc. ..............................       12,000          684,000
  Consolidated Stores Corp.* .....................       53,700        1,352,569
  Home Depot, Inc. (The) .........................      189,000       11,280,937
  Lowe's Cos., Inc. ..............................      147,500        8,748,594
  Tandy Corp. ....................................       44,100        2,453,063
  Tricon Global Restaurants, Inc. *  .............       13,800          855,600
  Wal-Mart Stores, Inc. ..........................       55,100        4,759,263
                                                                    ------------
                                                                      30,134,026
                                                                    ------------
Soap & Cleaning Preparations (1.27%)
  Colgate-Palmolive Co. ..........................       62,400        5,296,200
  Procter & Gamble Co. (The) .....................       19,300        1,727,350
                                                                    ------------
                                                                       7,023,550
                                                                    ------------
Telecommunications (8.04%)
  AT&T Corp. .....................................       94,700        7,777,237
  Bell Atlantic Corp. ............................       36,900        2,119,444
  Lucent Technologies, Inc. ......................      113,300       11,507,031
  MCI WorldCom, Inc.* ............................      159,500       13,158,750
  Northern Telecom Ltd. (Canada) .................       83,000        4,819,187
  Tellabs, Inc.* .................................       45,000        3,602,812
  U S WEST, Inc. .................................       26,700        1,423,444
                                                                    ------------
                                                                      44,407,905
                                                                    ------------
Textile (0.56%)
  Tommy Hilfiger Corp.* ..........................       44,600        3,080,188
                                                                    ------------
Tobacco (1.41%)
  Philip Morris Cos., Inc. .......................      108,000        4,225,500
  UST, Inc. ......................................      120,000        3,547,500
                                                                    ------------
                                                                       7,773,000
                                                                    ------------
Transportation (1.68%)
  Burlington Northern Santa Fe Corp. .............      136,200        4,511,625
  Delta Air Lines, Inc. ..........................       40,200        2,444,662
  UAL Corp.* .....................................       22,300        1,332,425
  US Airways Group, Inc.* ........................       20,500          971,188
                                                                    ------------
                                                                       9,259,900
                                                                    ------------
Utilities (8.11%)
  Ameren Corp. ...................................       29,300        1,093,256
  Ameritech Corp. ................................      159,800       10,446,925
  BellSouth Corp. ................................      139,600        6,456,500
  Consolidated Natural Gas Co. ...................       35,100        1,928,306
  El Paso Energy Corp. ...........................       30,200        1,100,412
  Florida Progress Corp. .........................      119,600        4,798,950
  FPL Group, Inc. ................................       53,700        2,762,194
  GTE Corp. ......................................       80,200        5,202,975
  Montana Power Co. ..............................       54,600        3,323,775

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust - Independence Diversified
                               Core Equity Fund II

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

Utilities (continued)
  PECO Energy Co. ................................      153,700       $5,446,744
  PG&E Corp. .....................................       26,200          825,300
  Reliant Energy, Inc. ...........................       51,900        1,391,569
                                                                    ------------
                                                                      44,776,906
                                                                    ------------
               TOTAL COMMON STOCKS
                (Cost $403,350,363) ..............      (99.30%)     548,439,581
                                                       --------     ------------

                                            INTEREST     PAR VALUE      MARKET
ISSER, DESCRIPTION                            RATE    (000's OMITTED)    VALUE
------------------                            ----    ---------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.54%)
  Investment in a joint repurchase
   agreement transaction with
   ABN AMRO, Inc. - Dated 02-26-99,
   due 03-01-99 (Secured by U.S.
   Treasury Bonds, 8.750% and
   11.875%, due 11-15-03 and
   05-15-20 and U.S. Treasury Notes,
   5.500% thru 7.875%, due 05-31-02
   thru 08-15-07) - Note A...............    4.750%      $2,966       $2,966,000
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.500% ...........................                           677
                                                                    ------------
                      TOTAL SHORT-TERM INVESTMENTS       (0.54%)       2,966,677
                                                       --------     ------------
                                 TOTAL INVESTMENTS      (99.84%)     551,406,258
                                                       --------     ------------
                 OTHER ASSETS AND LIABILITIES, NET       (0.16%)         889,997
                                                       --------     ------------
                                   TOTAL NET ASSETS    (100.00%)    $552,296,255
                                                       ========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust - Independence Growth Fund

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Growth Fund on February 28, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

COMMON STOCKS
Advertising (0.68%)
  Omnicom Group, Inc. ............................          800          $53,000
                                                                    ------------
Aerospace (2.85%)
  General Dynamics Corp. .........................          400           24,175
  Goodrich (B.F.) Co. (The) ......................        1,200           40,950
  Lockheed Martin Corp. ..........................          600           22,613
  United Technologies Corp. ......................        1,100          136,263
                                                                    ------------
                                                                         224,001
                                                                    ------------
Automobile/Trucks (1.07%)
  Federal-Mogul Corp. ............................          400           19,675
  Ford Motor Co. .................................          900           53,381
  Lear Corp.* ....................................          300           10,594
                                                                    ------------
                                                                          83,650
                                                                    ------------
Banks - United States (4.58%)
  Citigroup, Inc. ................................        3,400          199,750
  Comerica, Inc. .................................          800           53,000
  Wells Fargo Co. ................................        2,900          106,575
                                                                    ------------
                                                                         359,325
                                                                    ------------
Beverages (0.77%)
  PepsiCo, Inc. ..................................        1,600           60,200
                                                                    ------------
Building (0.27%)
  Centex Corp. ...................................          200            7,362
  Clayton Homes, Inc. ............................        1,125           13,922
                                                                    ------------
                                                                          21,284
                                                                    ------------
Chemicals (0.11%)
  Solutia, Inc. ..................................          500            8,906
                                                                    ------------
Computers (13.47%)
  Cadence Design Systems, Inc.* ..................        1,000           24,063
  Cisco Systems, Inc.* ...........................        1,600          156,500
  Compaq Computer Corp. ..........................        3,800          133,950
  Computer Associates International, Inc. ........        2,500          105,000
  Dell Computer Corp.* ...........................        1,900          152,237
  Edwards (J.D.) & Co.* ..........................        2,100           33,206
  Microsoft Corp.* ...............................        2,600          390,325
  Network Appliance, Inc.* .......................          800           33,600
  Sun Microsystems, Inc.* ........................          300           29,194
                                                                    ------------
                                                                       1,058,075
                                                                    ------------
Cosmetics & Personal Care (1.12%)
  Avon Products, Inc. ............................        1,200           49,950
  Dial Corp. (The) ...............................        1,300           37,944
                                                                    ------------
                                                                          87,894
                                                                    ------------
Diversified Operations (2.11%)
  Textron, Inc. ..................................          500           39,000
  Tyco International Ltd. ........................        1,700          126,544
                                                                    ------------
                                                                         165,544
                                                                    ------------
Electronics (10.25%)
  Analog Devices, Inc.* ..........................          600           15,038
  General Electric Co. ...........................        2,900          290,906
  Honeywell, Inc. ................................        1,100           76,931
  Intel Corp. ....................................        3,000          359,812
  Texas Instruments, Inc. ........................          700           62,431
                                                                    ------------
                                                                         805,118
                                                                    ------------
Finance (2.72%)
  Associates First Capital Corp. (Class A) .......        1,000           40,625
  Fannie Mae .....................................        1,900          133,000
  MBNA Corp. .....................................        1,650           40,013
                                                                    ------------
                                                                         213,638
                                                                    ------------
Food (1.57%)
  Flowers Industries, Inc. .......................        2,600           63,375
  Heinz (H.J.) Co. ...............................          300           16,331
  Quaker Oats Co. ................................          800           43,700
                                                                    ------------
                                                                         123,406
                                                                    ------------
Insurance (4.53%)
  Allstate Corp. (The) ...........................          600           22,500
  American International Group, Inc. .............        1,050          119,634
  CIGNA Corp. ....................................          700           54,950
  Hartford Life, Inc. (Class A) ..................          900           52,200
  Marsh & McLennan Cos., Inc. ....................        1,200           84,975
  PartnerRe Ltd. (Bermuda) .......................          500           21,625
                                                                    ------------
                                                                         355,884
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust - Independence Growth Fund

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

Media (1.13%)
  Viacom, Inc. (Class B)* ........................        1,000          $88,375
                                                                    ------------
Medical (20.70%)
  Abbott Laboratories ............................        2,800          130,025
  Amgen, Inc.* ...................................          900          112,387
  Becton, Dickinson & Co. ........................          600           20,100
  Bristol-Myers Squibb Co. .......................          900          113,344
  Cardinal Health, Inc. ..........................        2,100          151,594
  Guidant Corp. * ................................        1,600           91,200
  HEALTHSOUTH Corp.* .............................        7,800           90,675
  Johnson & Johnson ..............................        1,200          102,450
  Lilly (Eli) & Co. ..............................          900           85,219
  Lincare Holdings, Inc.* ........................          600           21,375
  McKesson HBOC, Inc. ............................          300           20,400
  Medtronic, Inc. ................................          800           56,500
  Merck & Co., Inc. ..............................        1,600          130,800
  Mylan Laboratories, Inc. .......................          800           21,850
  Omnicare, Inc. .................................        2,700           64,631
  Pfizer, Inc. ...................................        1,300          171,519
  Schering-Plough Corp. ..........................        2,400          134,250
  Sepracor, Inc. * ...............................          200           24,950
  Warner-Lambert Co. .............................        1,200           82,875
                                                                    ------------
                                                                       1,626,144
                                                                    ------------
Office (1.13%)
  Pitney Bowes, Inc. .............................        1,200           75,825
  Reynolds & Reynolds Co. (The) (Class A) ........          700           13,213
                                                                    ------------
                                                                          89,038
                                                                    ------------
Paper & Paper Products (0.70%)
  Fort James Corp. ...............................          800           23,900
  Smurfit-Stone Container Corp.* .................        1,700           30,706
                                                                    ------------
                                                                          54,606
                                                                    ------------
Pollution Control (1.91%)
  Allied Waste Industries, Inc.* .................        4,200           81,900
  Waste Management, Inc. .........................        1,400           68,425
                                                                    ------------
                                                                         150,325
                                                                    ------------
Retail (7.61%)
  Albertson's, Inc. ..............................          500           28,500
  Consolidated Stores Corp.* .....................        1,100           27,706
  Dayton Hudson Corp. ............................        1,100           68,819
  Home Depot, Inc. (The) .........................        3,700          220,844
  Lowe's Cos., Inc. ..............................        1,800          106,763
  Tandy Corp. ....................................          600           33,375
  TJX Cos., Inc. (The) ...........................          900           25,706
  Wal-Mart Stores, Inc. ..........................        1,000           86,375
                                                                    ------------
                                                                         598,088
                                                                    ------------
Soap & Cleaning Preparations (0.32%)
  Colgate-Palmolive Co. ..........................          300           25,462
                                                                    ------------
Telecommunications (9.28%)
  AT&T Corp. .....................................          900           73,912
  Lucent Technologies, Inc. ......................        2,700          274,219
  MCI WorldCom, Inc.* ............................        2,200          181,500
  Northern Telecom Ltd. (Canada) .................          900           52,256
  Tellabs, Inc.* .................................        1,700          136,106
  US WEST, Inc. ..................................          200           10,663
                                                                    ------------
                                                                         728,656
                                                                    ------------
Textile (1.45%)
  Jones Apparel Group, Inc.* .....................        1,600           44,700
  Tommy Hilfiger Corp.* ..........................        1,000           69,063
                                                                    ------------
                                                                         113,763
                                                                    ------------
Tobacco (1.69%)
  Philip Morris Cos., Inc. .......................        1,800           70,425
  Universal Corp. ................................        1,100           29,906
  UST, Inc. ......................................        1,100           32,519
                                                                    ------------
                                                                         132,850
                                                                    ------------
Transportation (3.07%)
  Airborne Freight Corp. .........................          300           11,700
  Alaska Air Group, Inc.* ........................          600           30,412
  AMR Corp.* .....................................          500           27,719
  Burlington Northern Santa Fe Corp. .............        1,200           39,750
  Delta Air Lines, Inc. ..........................          200           12,163
  Kansas City Southern Industries, Inc. ..........          700           32,725
  Southwest Airlines Co. .........................        1,000           30,125
  US Airways Group, Inc.* ........................        1,200           56,850
                                                                    ------------
                                                                         241,444
                                                                    ------------
Utilities (2.03%)
  Ameritech Corp. ................................          300           19,612
  BellSouth Corp. ................................          400           18,500
  GTE Corp. ......................................          400           25,950
  PECO Energy Co. ................................        2,700           95,681
                                                                    ------------
                                                                         159,743
                                                                    ------------
                               TOTAL COMMON STOCKS
                                 (Cost $5,970,891)      (97.12%)       7,628,419
                                                        -------     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust - Independence Growth Fund

                                            INTEREST     PAR VALUE      MARKET
ISSER, DESCRIPTION                            RATE    (000's OMITTED)    VALUE
------------------                            ----    ---------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.18%)
  Investment in a joint repurchase
   agreement transaction with
   ABN AMRO, Inc. - Dated 02-26-99,
   due 03-01-99 (Secured by U.S.
   Treasury Bonds, 8.750% and
   11.875%, due 11-15-03 and
   05-15-20 and U.S. Treasury Notes,
   5.500% thru 7.875%, due 05-31-02
   thru 08-15-07) - Note A................   4.750%        $250        $250,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.500% ...........................                          152
                                                                   ------------
                      TOTAL SHORT-TERM INVESTMENTS       (3.18%)        250,152
                                                       --------    ------------
                                 TOTAL INVESTMENTS     (100.30%)      7,878,571
                                                       --------    ------------
                 OTHER ASSETS AND LIABILITIES, NET       (0.30%)        (23,994)
                                                       --------    ------------
                                  TOTAL NET ASSETS     (100.00%)     $7,854,577
                                                       ========    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Institutional Series Trust - Independence Medium
                               Capitalization Fund

The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on February 28, 1999. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

COMMON STOCKS
Advertising (1.66%)
  Omnicom Group, Inc. ............................        2,000         $132,500
  WPP Group Plc, American Depositary
   Receipts (ADR) (United Kingdom) ...............          500           39,813
                                                                    ------------
                                                                         172,313
                                                                    ------------
Aerospace (3.90%)
  Goodrich (B.F.) Co. (The) ......................        2,400           81,900
  Lockheed Martin Corp. ..........................        1,200           45,225
  Northrop Grumman Corp. .........................          400           24,925
  Precision Castparts Corp. ......................        1,200           44,550
  Sundstrand Corp. ...............................          900           60,919
  United Technologies Corp. ......................        1,200          148,650
                                                                    ------------
                                                                         406,169
                                                                    ------------
Automobile/Trucks (3.02%)
  Borg-Warner Automotive, Inc. ...................          500           21,781
  Dana Corp. .....................................        1,300           49,075
  Federal-Mogul Corp. ............................        1,800           88,537
  Lear Corp.* ....................................        1,600           56,500
  Meritor Automotive, Inc. .......................        2,100           33,338
  Ryder System, Inc. .............................        2,400           64,800
                                                                    ------------
                                                                         314,031
                                                                    ------------
Banks - United States (8.06%)
  BankBoston Corp. ...............................        2,000           80,875
  Comerica, Inc. .................................        3,000          198,750
  Fifth Third Bancorp ............................        1,500           99,094
  First Tennessee National Corp. .................        1,600           60,900
  Fleet Financial Group, Inc. ....................        1,800           77,287
  Mercantile Bancorp., Inc. ......................          700           31,938
  Northern Trust Corp. ...........................        1,200          107,250
  State Street Corp. .............................        1,500          115,031
  U.S. Bancorp ...................................        2,100           67,856
                                                                    ------------
                                                                         838,981
                                                                    ------------
Building (3.61%)
  Black & Decker Corp. ...........................          800           39,000
  Centex Corp. ...................................        1,200           44,175
  Clayton Homes, Inc. ............................        3,000           37,125
  Danaher Corp. ..................................          700           33,775
  Masco Corp. ....................................        2,800           73,500
  Oakwood Homes Corp. ............................        3,000           48,375
  Ryland Group, Inc. .............................        1,800           45,900
  Webb (Del E.) Corp. ............................        2,400           54,000
                                                                    ------------
                                                                         375,850
                                                                    ------------
Business Services - Misc. (0.22%)
  Diebold, Inc. ..................................          800           23,350
                                                                    ------------
Chemicals (2.16%)
  Air Products & Chemicals, Inc. .................        3,000           96,375
  Imperial Chemical Industries Plc (ADR)
   (United Kingdom) ..............................        2,100           73,763
  Praxair, Inc. ..................................          700           24,456
  Solutia, Inc. ..................................        1,700           30,281
                                                                    ------------
                                                                         224,875
                                                                    ------------
Computers (4.40%)
  Adobe Systems, Inc. ............................        1,100           44,275
  Autodesk, Inc. .................................        1,100           44,138
  Cadence Design Systems, Inc.* ..................        2,300           55,344
  Computer Sciences Corp.* .......................          700           46,638
  Edwards (J.D.) & Co.* ..........................        3,400           53,762
  First Data Corp. ...............................        3,600          137,700
  Network Appliance, Inc.* .......................        1,800           75,600
                                                                    ------------
                                                                         457,457
                                                                    ------------
Cosmetics & Personal Care (1.36%)
  Avon Products, Inc. ............................        2,000           83,250
  Dial Corp. (The) ...............................        2,000           58,375
                                                                    ------------
                                                                         141,625
                                                                    ------------
Diversified Operations (2.45%)
  Canadian Pacific, Ltd. (Canada) ................        4,000           74,250
  Ogden Corp. ....................................        2,700           65,981
  Textron, Inc. ..................................        1,100           85,800
  Viad Corp. .....................................        1,100           29,081
                                                                    ------------
                                                                         255,112
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Institutional Series Trust - Independence Medium
                               Capitalization Fund

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

Electronics (3.52%)
  Analog Devices, Inc.* ..........................        3,200          $80,200
  Honeywell, Inc. ................................        2,600          181,838
  Parker-Hannifin Corp. ..........................          800           29,700
  Teradyne, Inc.* ................................          600           28,575
  Thomas & Betts Corp. ...........................        1,100           45,856
                                                                    ------------
                                                                         366,169
                                                                    ------------
Finance (1.48%)
  Associates First Capital Corp. (Class A) .......        2,000           81,250
  Golden West Financial Corp. ....................          300           28,181
  Household International, Inc. ..................        1,100           44,688
                                                                    ------------
                                                                         154,119
                                                                    ------------
Food (2.76%)
  Flowers Industries, Inc. .......................        2,300           56,062
  General Mills, Inc. ............................        1,600          129,100
  Quaker Oats Co. ................................        1,200           65,550
  Universal Foods Corp. ..........................        1,600           36,300
                                                                    ------------
                                                                         287,012
                                                                    ------------
Household (0.37%)
  Premark International, Inc. ....................        1,200           38,325
                                                                    ------------
Insurance (11.63%)
  Aon Corp. ......................................          500           29,469
  Chubb Corp. (The) ..............................          400           23,900
  CIGNA Corp. ....................................        1,800          141,300
  Equitable Cos., Inc. (The) .....................        1,900          128,369
  Hartford Financial Services Group, Inc. (The) ..        3,400          183,812
  Hartford Life, Inc. (Class A) ..................        1,300           75,400
  Lincoln National Corp. .........................        1,400          132,562
  Marsh & McLennan Cos., Inc. ....................        3,000          212,437
  PartnerRe Ltd. (Bermuda) .......................          900           38,925
  Progressive Corp. (The) ........................          200           25,700
  Travelers Property Casualty Corp. (Class A) ....        3,400          128,987
  UNUM Corp. .....................................          500           22,375
  XL Capital Ltd. (Class A)(Bermuda) .............        1,100           67,375
                                                                    ------------
                                                                       1,210,611
                                                                    ------------
Leisure (0.41%)
  Mattel, Inc. ...................................        1,600           42,200
                                                                    ------------
Machinery (1.05%)
  Ingersoll-Rand Co. .............................        2,300          109,250
                                                                    ------------
Media (1.64%)
  Knight-Ridder, Inc. ............................          800           40,150
  New York Times Co. (The) (Class A) .............          800           24,800
  Viacom, Inc. (Class B)* ........................        1,200          106,050
                                                                    ------------
                                                                         171,000
                                                                    ------------
Medical (8.18%)
  Bausch & Lomb, Inc. ............................        1,000           60,312
  Becton, Dickinson & Co. ........................        1,200           40,200
  Biogen, Inc.* ..................................          700           67,287
  Cardinal Health, Inc. ..........................        1,600          115,500
  Genentech, Inc.* ...............................          900           71,831
  Guidant Corp. ..................................        1,400           79,800
  Health Management Associates, Inc. (Class A)* ..        4,250           54,984
  HEALTHSOUTH Corp.* .............................        6,600           76,725
  Lincare Holdings, Inc.* ........................          900           32,063
  McKesson HBOC, Inc. ............................          600           40,800
  Mylan Laboratories, Inc. .......................        2,200           60,088
  Omnicare, Inc. .................................        1,300           31,119
  Sepracor, Inc. * ...............................          200           24,950
  Universal Health Services, Inc. (Class B)* .....          600           24,375
  Wellpoint Health Networks, Inc.* ...............          900           70,988
                                                                    ------------
                                                                         851,022
                                                                    ------------
Office (1.99%)
  Avery Dennison Corp. ...........................        1,100           59,056
  Pitney Bowes, Inc. .............................        1,200           75,825
  Reynolds & Reynolds Co. (The) (Class A) ........        3,800           71,725
                                                                    ------------
                                                                         206,606
                                                                    ------------
Oil & Gas (2.18%)
  Ashland, Inc. ..................................          800           35,600
  Conoco, Inc. (Class A) .........................        3,600           73,125
  Phillips Petroleum Co. .........................          800           30,950
  Sunoco, Inc. ...................................        1,700           51,744
  USX - Marathon Group ...........................        1,700           35,169
                                                                    ------------
                                                                         226,588
                                                                    ------------
Paper & Paper Products (0.94%)
  Fort James Corp. ...............................        2,200           65,725
  Smurfit-Stone Container Corp.* .................        1,800           32,513
                                                                    ------------
                                                                          98,238
                                                                    ------------
Pollution Control (2.50%)
  Allied Waste Industries, Inc.* .................        5,500          107,250
  Browning-Ferris Industries, Inc. ...............        1,300           40,950
  Waste Management, Inc. .........................        2,300          112,412
                                                                    ------------
                                                                         260,612
                                                                    ------------
Retail (7.67%)
  Albertson's, Inc. ..............................        1,400           79,800
  Consolidated Stores Corp.* .....................        1,700           42,819
  Dayton Hudson Corp. ............................        1,000           62,562
  Federated Department Stores, Inc. * ............        2,000           76,125
  Intimate Brands, Inc. ..........................        1,000           39,313
  Lowe's Cos., Inc. ..............................        1,500           88,969
  Pier 1 Imports, Inc. ...........................        4,800           41,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Institutional Series Trust - Independence Medium
                               Capitalization Fund

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                       ------         -----

Retail (continued)
  Staples, Inc.* .................................        2,400         $70,575
  SYSCO Corp. ....................................        1,200          33,900
  Tandy Corp. ....................................        1,600          89,000
  TJX Cos., Inc. .................................        2,400          68,550
  Tricon Global Restaurants, Inc. *  .............        1,700         105,400
                                                                   ------------
                                                                        798,413
                                                                   ------------
Soap & Cleaning Preparations (0.34%)
  Clorox Co. (The) ...............................          300          35,494
                                                                   ------------
Telecommunications (2.95%)
  General Instrument Corp. * .....................        1,800          52,650
  Northern Telecom Ltd. (Canada) .................        1,200          69,675
  Tellabs, Inc.* .................................        2,300         184,144
                                                                   ------------
                                                                        306,469
                                                                   ------------
Textile (2.00%)
  Jones Apparel Group, Inc.* .....................        2,700          75,431
  Tommy Hilfiger Corp.* ..........................        1,300          89,781
  VF Corp. .......................................          900          43,313
                                                                   ------------
                                                                        208,525
                                                                   ------------
Tobacco (1.00%)
  Universal Corp. ................................        2,200          59,812
  UST, Inc. ......................................        1,500          44,344
                                                                   ------------
                                                                        104,156
                                                                   ------------
Transportation (5.25%)
  Airborne Freight Corp. .........................          200           7,800
  Alaska Air Group, Inc.* ........................          700          35,481
  AMR Corp.* .....................................        1,300          72,069
  Burlington Northern Santa Fe Corp. .............        1,800          59,625
  Delta Air Lines, Inc. ..........................        1,600          97,300
  Kansas City Southern Industries, Inc. ..........        1,800          84,150
  Norfolk Southern Corp. .........................          900          25,256
  Southwest Airlines Co. .........................          400          12,050
  UAL Corp.* .....................................          900          53,775
  Union Pacific Corp. ............................        1,000          46,875
  US Airways Group, Inc.* ........................        1,100          52,113
                                                                   ------------
                                                                        546,494
                                                                   ------------
Utilities (9.53%)
  Ameren Corp. ...................................        1,800          67,162
  Baltimore Gas & Electric Co. ...................        4,000         102,500
  CMS Energy Corp. ...............................        1,100          45,513
  Consolidated Natural Gas Co. ...................        1,200          65,925
  Dominion Resources, Inc. .......................        1,500          57,937
  El Paso Energy Corp. ...........................        1,500          54,656
  Florida Progress Corp. .........................        3,500         140,437
  FPL Group, Inc. ................................        2,500         128,594
  Hawaiian Electric Industries, Inc. .............          700          24,413
  Montana Power Co. ..............................        2,700         164,362
  New Century Energies, Inc. .....................          600          24,338
  PECO Energy Co. ................................        2,100          74,419
  Sempra Energy ..................................        2,000          42,000
                                                                   ------------
                                                                        992,256
                                                                   ------------
               TOTAL COMMON STOCKS
                  (Cost $8,998,211) ..............      (98.23%)     10,223,322
                                                        -------    ------------

                                            INTEREST     PAR VALUE
                                              RATE    (000's OMITTED)
                                              ----    ---------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.17%)
  Investment in a joint repurchase
   agreement transaction with
   ABN AMRO, Inc. - Dated 02-26-99,
   due 03-01-99 (Secured by U.S.
   Treasury Bonds, 8.750% and
   11.875%, due 11-15-03 and
   05-15-20 and U.S. Treasury Notes,
   5.500% thru 7.875%, due 05-31-02
   thru 08-15-07) - Note A ...............   4.750%        $330         330,000
                                                                   ------------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.500% ...........................                          699
                                                                   ------------
                      TOTAL SHORT-TERM INVESTMENTS       (3.18%)        330,699
                                                       ---------   ------------
                                 TOTAL INVESTMENTS     (101.41%)     10,554,021
                                                       ---------   ------------
                 OTHER ASSETS AND LIABILITIES, NET       (1.41%)       (146,738)
                                                       ---------   ------------
                                  TOTAL NET ASSETS     (100.00%)    $10,407,283
                                                       =========   ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Value Fund ("Independence Value Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II"), John Hancock Independence Growth Fund ("Independence Growth Fund") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: the Funds, John Hancock Active Bond Fund, John Hancock Small Capitalization Value Fund, John Hancock Dividend Performers Fund, John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Growth Fund and John Hancock International Equity Fund. The other six series of the Trust are reported in separate financial statements. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above-average total return consisting of capital appreciation and income. The investment objective of Independence Value Fund, Independence Growth Fund and Independence Medium Capitalization Fund is to seek above-average total return. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

   Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Funds entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Funds to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each of the funds based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity for the year ended February 28, 1999.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, as follows:

     FUND                                    RATE
     ----                                    ----

Independence             0.70% of average daily net assets up to $500 million
  Balanced Fund          0.65% of such assets in excess of $500 million

Independence             0.80% of average daily net assets up to $500 million
  Value Fund             0.75% of such assets in excess of $500 million

Independence             0.50% of average daily net assets
  Diversified
  Core Equity Fund II

Independence             0.80% of average daily net assets up to $500 million
  Growth Fund            0.75% of such assets in excess of $500 million

Independence             0.80% of average daily net assets up to $500 million
  Medium                 0.75% of such assets in excess of $500 million
  Capitalization Fund

   The Adviser is responsible for managing the Funds' investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Funds with investment services and advice with respect to investment transactions. The Adviser pays the Sub-Adviser a portion of its advisory fee quarterly from each Fund as follows:

Independence             60% of the advisory fee payable on the Fund's
  Balanced Fund          average daily net assets

Independence             55% of the advisory fee payable on the Fund's
  Value Fund             average daily net assets

Independence             80% of the advisory fee payable on the Fund's
  Diversified Core       average daily net assets
  Equity Fund II

Independence             55% of the advisory fee payable on the Fund's
  Growth Fund            average daily net assets

Independence             55% of the advisory fee payable on the Fund's
  Medium                 average daily net assets
  Capitalization Fund

   Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice on Independence Value Fund, Independence Growth Fund and Independence Medium Capitalization Fund.

   The Adviser has agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.90% of Independence Balanced Fund's average daily net assets, 0.95% of Independence Value Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets, 0.95% of Independence Growth Fund's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets. Accordingly, for the year ended February 28, 1999, the reduction in the Funds' expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $36,828 for Independence Balanced Fund, $63,080 for Independence Value Fund, none for Independence Diversified Core Equity Fund II, $62,289 for Independence Growth Fund and $61,129 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

   The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 1999, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

   The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company. The Funds pay Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus certain out-of-pocket expenses.

   The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

   Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1999 the Funds' investments to cover the deferred compensation had unrealized appreciation of $20 for the Independence Balanced Fund, $2 for the Independence Value Fund, $664

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

for the Independence Diversified Core Equity Fund II, $2 for the Independence Growth Fund and $14 for the Independence Medium Capitalization Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding shortterm obligations, for the year ended February 28, 1999 were as follows:

                                          PURCHASES        PROCEEDS
                                          ---------        --------
Independence Balanced Fund
  U.S. Government Securities ........    $65,222,211     $53,720,770
  Other Investments .................     56,407,393      69,746,636

Independence Value Fund .............      4,085,807       5,870,089

Independence Diversified Core
  Equity Fund II ....................    293,156,829     391,683,660

Independence Growth Fund ............      5,034,132       3,183,803

Independence Medium
  Capitalization Fund ...............      7,403,726       6,698,509

   At February 28, 1999, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                        AGGREGATE     GROSS UNREALIZED   GROSS UNREALIZED   NET UNREALIZED
                           COST         APPRECIATION       DEPRECIATION      APPRECIATION
                           ----         ------------       ------------      ------------
Independence
  Balanced
  Fund ............    $73,818,775      $11,684,822        ($2,248,990)       $9,435,832

Independence
  Value Fund ......      5,668,349        1,334,038           (301,056)        1,032,982

Independence
  Diversified
  Core Equity
  Fund II .........    406,508,777      160,665,452        (15,768,648)      144,896,804

Independence
  Growth Fund .....      6,221,457        1,904,591           (247,629)        1,656,962

Independence
  Medium
  Capitalization
  Fund ............      9,341,080        1,900,699           (688,457)        1,212,242

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 28, 1999, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to differences in the treatment of net operating losses and foreign currency gains and losses under federal tax rules versus generally accepted accounting principles.
The calculation of net investment income per share in the financial highlights excludes these adjustments.

                       CAPITAL        UNDISTRIBUTED          ACCUMULATED NET
                       PAID-IN    NET INVESTMENT INCOME   REALIZED GAIN (LOSS)
                       -------    ---------------------   --------------------
Independence
  Balanced Fund ...... ($1,111)           $504                    $607

Independence
  Value Fund .........    (372)            303                      69

Independence
  Diversified Core
  Equity Fund II .....  (5,528)          1,074                   4,454

Independence
  Growth Fund ........    (328)          1,731                  (1,403)

Independence
  Medium
  Capitalization
  Fund ...............    (372)            304                      68

================================================================================

                 John Hancock Funds - Institutional Series Trust

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Independence Balanced Fund, John Hancock Independence Value Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund, John Hancock Independence Medium Capitalization Fund) (the "Funds") as of February 28, 1999, the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period ended February 28, 1999, and the financial highlights for each of the years in the three-year period ended February 28, 1999, and the period from the commencement of operations to February 28, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting John Hancock Institutional Series Trust at February28, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 2, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Funds for the fiscal year ended February 28, 1999.

   The Funds'designated the following as long-term capital gain dividends during the fiscal year ended February 28, 1999.

   Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                                    LONG-TERM       DIVIDENDS
                                                     CAPITAL        RECEIVED
                                                GAINS DESIGNATED    DEDUCTION
                                                ----------------    ---------
Independence Balanced Fund ...................     $1,825,578         11.18%

Independence Value Fund ......................        499,553         23.80

Independence Diversified Core
  Equity Fund II .............................     63,008,644         34.41

Independence Growth Fund .....................        186,137         55.91

Independence Medium Capitalization
  Fund .......................................        803,091         79.93

======================================NOTES=====================================

                 John Hancock Funds - Institutional Series Trust

======================================NOTES=====================================

                 John Hancock Funds - Institutional Series Trust

======================================NOTES=====================================

                 John Hancock Funds - Institutional Series Trust

================================================================================

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--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle LOGO] Printed on Recycled Paper                              KI00A 2/99
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